UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2019

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2020

As a valued variable annuity owner, variable life insurance policyholder or participant in a group variable annuity, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2019. Please note that portfolio performance does not take into account the fees charged by the annuity contract or life insurance policy. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for more than 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders.

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

DECEMBER 31, 2019

Annual Reports of Mutual of America Investment Corporation Funds

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mutual of America. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Mutual of America electronically by signing up for the eDocuments program. You can sign up for eDocuments by completing the Consent Agreement located on the Mutual of America website and indicating your consent to receive documents through the Mutual of America website.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by writing to us at 320 Park Avenue, New York, New York 10022, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all of the Funds.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2019.

During 2019, the S&P 500® Index (S&P 500) advanced 29.3% on a price basis and 31.5% on a total-return basis (i.e., price return plus reinvested dividends), the second-best year of the decade and 13th-best in the history of the Index. All 11 sectors were positive, the best showing since 2010, with the technology sector gaining 48%. Growth stocks outperformed value stocks, while large-cap stocks outperformed small caps. The largest 50 stocks within the S&P 500, many of which are technology focused, outperformed the other 450 by 2.4 percentage points. Long-term Treasury and investment-grade bonds each finished up 14%. U.S. stocks outperformed non-U.S. stocks, particularly emerging-markets stocks.1 According to MSCI, which tracks the performance of large- and mid-cap stock across 23 developed markets, almost all European, Chinese and Far East stock indexes showed double-digit advances; however, stock indexes in emerging markets showed mixed results.

The market advance also accelerated during the fourth quarter of 2019 despite heightening geopolitical tensions. Surprisingly, U.S. stocks with the highest foreign exposure outperformed those with only domestic exposure and were up 40% despite the trade war between the U.S. and China and weak global economic data. Stocks that showed high-dividend growth, high yield and strong share repurchases advanced by 30%, while high-quality stocks advanced 29%.2

Reasons Behind Strong Market Performance

The source of these extremely strong U.S. and global performance results was the market’s anticipation of the diminishment of macroeconomic risks over the course of the year. Some of the reasons for this include the British parliamentary elections that yielded an overwhelming victory for Prime Minister Boris Johnson and his Conservative Party thus assuring him the votes to push through Great Britain’s exit from the European Union (Brexit) with or without a specific deal and ending a long-standing stalemate that created confusion, prompted many businesses to leave Britain and froze business decision-making both in Great Britain and in Europe. In addition, the Trump administration scored a trifecta of wins on trade, including: an agreement with House Democrats on the revised North American Free Trade Agreement (NAFTA), now called the United States-Mexico-Canada Agreement (USMCA); the completion of a “phase one” trade agreement with China that rolls back some U.S. tariffs in exchange for increased agricultural purchases from China, as well as commitments on intellectual property rights, forced technology transfer, currency markets and enforcement mechanisms; and, the effective emasculation of the World Trade Organization’s trade conflict appeals process by refusing to approve new appointments to the court. Also, little noticed in the midst of these major announcements was the agreement between Democrats and Republicans on a budget for the current fiscal year, avoiding the bipartisan brinksmanship typical of budget negotiations in the past that led to partial government shutdowns.

Finally, prices rose while earnings remained flat for the year. In other words, a rising price-to-earnings ratio (P/E) was the exclusive driver of performance last year. P/Es expanded because of investor anticipation of positive outcomes on the macro factors discussed above.

Fears of a Recession Diminish

While the recent economic data remains on the weak side, there are indications that last year’s deterioration has bottomed. According to the United States Institute of Supply Management (ISM), most global manufacturing ISM Manufacturing Purchasing Managers’ Index (PMIs) stopped falling and even began to rise in November and December, although the U.S. and Germany were significant exceptions. In the case of the U.S., the PMI for Services remained well above the 50 level, which separates positive and negative growth trends. Given that two-thirds of the U.S. economy is service driven, supported by the strong Gross Domestic Product (GDP) contribution from consumer spending, the 2019 slowdown in manufacturing was, and still is, not likely to trigger recession domestically.

Furthermore, U.S. unemployment remains at historical lows, average wage gains actually decelerated (aiding corporate margins), inflation is expected to remain well contained and interest rates are expected to remain low. China, the second-largest economy in the world, reported strong fourth-quarter export and import growth, rebounding from the impact of prior implementations of U.S. tariffs. U.S. GDP growth seems to have returned to a longer-term 2.0% growth trajectory, while Europe is beginning to recover from its downturn and China is stabilizing. Moreover, the Fed made clear in its December post-meeting announcement that there would be no further rate changes for the foreseeable

1.	Savita Subramanian, Bank of America Global Research, “US Performance Monitor,” January 2, 2020.
2.	Ibid.

future, contingent on the trend of future economic data. With the major macro risks diminishing and global growth settling into a modest but positive trend, recession fears have waned.

Outlook

The current consensus outlook is that domestic and global growth will remain positive for an extended period and that earnings will begin to advance again. All of these factors explain the continued advance of stock prices, despite high valuations.

There is one caveat to the S&P 500’s record-breaking 2019 performance — namely, that it followed a 7.4% price decline for the full year of 2018 due to the 14.6% correction in the fourth quarter of that year. From the index’s peak on September 20, 2018, the market was up only 10.2% on a price basis through December 31, 2019. Over the last two calendar years (beginning December 31, 2017, and ending December 31, 2019), the index is up “only” 20.2% on a price basis versus 2019’s price advance of 29%. In other words, the S&P 500 advanced about 10% per year over the last two years, not bad by any means, but much closer to the average long-term price returns of about 7% per year. The point is that 2019’s performance, while outstanding, should be viewed in the longer-term context, which reveals that stock performance is variable and even volatile, but positive over time. The implication for investors is to stay invested but diversify to mute volatility and reduce risk in line with personal risk tolerance.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year ended December 31, 2019

Equity Index Fund	+31.31%
All America Fund	+28.36%
Small Cap Value Fund	+19.10%
Small Cap Growth Fund	+26.59%
Small Cap Equity Index Fund	+22.40%
Mid Cap Value Fund	+27.04%
Mid-Cap Equity Index Fund	+26.01%
International Fund	+21.01%
Composite Fund	+19.37%
Retirement Income Fund	+11.85%
2010 Retirement Fund	+13.15%
2015 Retirement Fund	+15.34%
2020 Retirement Fund	+17.53%
2025 Retirement Fund	+19.79%
2030 Retirement Fund	+21.93%
2035 Retirement Fund	+23.62%
2040 Retirement Fund	+24.25%
2045 Retirement Fund	+24.54%
2050 Retirement Fund	+24.65%
2055 Retirement Fund	+24.39%
2060 Retirement Fund	+24.53%
Conservative Allocation Fund	+13.99%
Moderate Allocation Fund	+19.15%
Aggressive Allocation Fund	+22.74%
Money Market Fund	+ 2.01%
Mid-Term Bond Fund	+ 6.04%
Bond Fund	+ 7.65%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2019, compared to its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board,

President and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2019, was 31.48% before expenses and 31.31% after expenses. The benchmark returned 31.49%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,132	31.31%	31.31%
5 Years	$17,254	72.54%	11.52%
10 Years	$35,016	250.16%	13.35%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2019, the S&P 500 of large capitalization stocks increased by 31.49% on a total return basis, while the Russell® Midcap Core Index was up 30.54% and the Russell Midcap® Value Index was up 27.06%. The Russell 2000® Growth Index increased 28.48% and the Russell 2000® Value Index increased 22.39%.

The All America Fund’s return for the year ended December 31, 2019, before expenses was 28.99% and 28.36% after expenses versus the benchmark return of 31.49% The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the small and mid capitalization segments of the fund as compared to the large capitalization benchmark.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,837	28.36%	28.36%
5 Years	$15,668	56.68%	9.39%
10 Years	$31,171	211.71%	12.03%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND (Unaudited)

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2019, the Small Cap Value Fund returned 20.07% before expenses and 19.10% after expenses versus a 22.39% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Technology and Real Estate Investment Trusts (REITS) while the worst performing sectors were Energy and Retail.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Industrials and Retail, while sectors detracting from Fund performance included Consumer Cyclicals and Health Care.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,911	19.10%	19.10%
5 Years	$12,776	27.76%	5.02%
10 Years	$25,005	150.05%	9.59%

Russell 2000 Value Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,239	22.39%	22.39%
5 Years	$14,019	40.19%	6.99%
10 Years	$27,298	172.98%	10.56%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND (Unaudited)

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 27.62% before expenses and 26.59% after expenses during the year ended December 31, 2019. The Fund’s benchmark, the Russell 2000® Growth Index, returned 28.48% for the comparable period.

2019 was a healthy year for our Small Cap Growth Fund with an after expenses return of 26.59%. 2019 produced performance in the top 30% of calendar year returns since the beginning of the Russell 2000® Growth Index in 1979. As of the end of calendar year 2019, the small cap equity marketplace as represented by the Russell 2000® Index had not returned to its old highs unlike most other equity market indices. Nonetheless, an absolute return of more than 26% provided investors in the Small Cap Growth Fund a strong offset to the second half of 2018.

For the calendar year 2019, the higher market capitalization end of the small capitalization size range drove returns. The Information Technology sector was the top performing sector in the Russell 2000® Growth Index. We outperformed in this sector and it added nicely to the overall performance of the fund. Performance in Consumer Staples and Real Estate Investment Trusts (REITS) also added to the performance of the fund. The Consumer Discretionary and Industrials sectors were a drag on performance.

Given our concern for excessive valuations given to some of the fastest growing companies in the equity marketplace, we struggled to keep up with the market rally in the first half of the calendar year.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,660	26.59%	26.59%
5 Years	$14,467	44.67%	7.66%
10 Years	$29,700	197.00%	11.48%

Russell 2000 Growth Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,848	28.48%	28.48%
5 Years	$15,627	56.27%	9.34%
10 Years	$33,963	239.63%	13.01%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small Cap Equity Index Fund invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Fund’s return for the year ended December 31, 2019, was 22.57% before expenses and 22.40% after expenses. The return of the S&P SmallCap 600 was 22.78%. Note that the performance of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Small Cap Equity Index Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,240	22.40%	22.40%
Since 7/2/18 (Inception)	$10,217	2.17%	1.40%

S & P 600 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,278	22.78%	22.78%
Since 7/2/18 (Inception)	$10,272	2.72%	1.83%

The line representing the performance return of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND (Unaudited)

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2019, the Mid Cap Value Fund returned 27.88% before expenses and 27.04% after expenses versus a 27.06% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Technology and Industrials while the worst performing sectors were Retail and Energy.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Finance and Industrials, while sectors detracting from Fund performance included Retail and Technology.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,704	27.04%	27.04%
5 Years	$14,083	40.83%	7.09%
10 Years	$26,473	164.73%	10.21%

Russell Mid Cap Value Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,706	27.06%	27.06%
5 Years	$14,432	44.32%	7.62%
10 Years	$32,226	222.26%	12.41%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND (Unaudited)

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2019, was 26.17% before expenses and 26.01% after expenses. The return of the S&P MidCap 400 was 26.20%. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,601	26.01%	26.01%
5 Years	$15,265	52.65%	8.83%
10 Years	$32,506	225.06%	12.51%

S & P MidCap 400 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,620	26.20%	26.20%
5 Years	$15,405	54.05%	9.03%
10 Years	$33,119	231.19%	12.72%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31, 2019, the International Fund returned 21.16% before expenses and 21.01% after expenses. The return of the MSCI EAFE benchmark was 22.01%. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,101	21.01%	21.01%
5 Years	$13,187	31.87%	5.69%
10 Years	$16,786	67.86%	5.31%

MSCI EAFE Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,201	22.01%	22.01%
5 Years	$13,174	31.74%	5.67%
10 Years	$17,085	70.85%	5.50%

The line representing the performance return of the International Fund includes expenses, such as direct management fees and expenses of the underlying ETFs in which the Fund invests that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND (Unaudited)

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2019, the fixed income portion of the Fund had a total return of 8.00% before expenses. The fixed income market posted the strongest first half return in more than ten years in 2019. The Bloomberg Barclays U.S. Aggregate Index returned 8.72% for the year ended December 31, 2019. All the asset classes represented in the Index delivered positive results during the period. In general, lower quality bonds outperformed higher and those with longer maturities outperformed shorter.

After taking no action on the Fed Funds target in the first half of 2019, the Federal Reserve governors (Fed) cut rates three times in the last six months of the year. Lower than expected inflation and concerns about a slowing economy were cited as reasons for the moves. The final ease of the year which came in October set the target at 1.50 – 1.75%. The Fed also proved willing to intervene to maintain liquidity late in the year. Following a spike in overnight funding rates, the Fed provided for a multi-billion dollar borrowing facility designed to prevent another such spike. It had the desired effect of calming the markets in September and preventing the large increase in overnight rates in December that some market participants had predicted.

Interest rates fell for much of the year as concerns about economic growth initially prompted a Fed on hold early in the year and actively easing later in the year. Additionally, non-U.S. bonds yielding less than zero, the total which reached close to $17 trillion mid-year, made U.S. debt with its’ positive yields attractive to non-U.S. buyers. The interest rate curve steepened as yields on short-dated Treasuries fell more than did the yields of long-dated Treasuries. Two-year Treasury Notes yielded 2.49% on December 31, 2018 and 1.57% on December 31, 2019, a 92 basis point drop. Similarly, ten-year yields fell 76 basis points or 0.76% to 1.92%. The thirty-year bond was the comparative laggard with a 63 basis point rally to 2.39%.

Investment grade spreads started the year with a continuation of the widening pattern that characterized much of 2018. After moving to multi-year wides in January, spreads reversed course and moved tighter for most of the year, finishing close to the post-crisis lows of February 2018. Lower supply without a significant drop in demand and growing investor comfort with risk in light of the double-digit gain in the S&P 500® Index contributed to the strong performance.

The primary objective of the equity portion of the Composite Fund is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the year ended December 31, 2019, the equity portion of the Fund had a total return of 29.05% (before expenses), underperforming the S&P 500® Index (S&P 500) which increased 31.49%. The underperformance of the Fund was due to less favorable stock selection, as the dividend paying stocks favored by the Fund’s strategy was generally not in favor during the year.

The Fund’s aggregate performance for the year ended December 31, 2019, was 19.97% before expenses and 19.37% after expenses, versus a 22.11% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,938	19.37%	19.37%
5 Years	$14,248	42.48%	7.33%
10 Years	$23,059	130.59%	8.71%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,225	2.25%	2.25%
5 Years	$10,533	5.33%	1.05%
10 Years	$10,572	5.72%	0.56%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 30% in the Mid-Term Bond Funds and 15% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2019, the Fund returned 11.98% before expenses and 11.85% after expenses, versus an 13.17% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,184	11.85%	11.85%
5 Years	$12,653	26.53%	4.83%
10 Years	$17,714	77.14%	5.88%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,225	2.25%	2.25%
5 Years	$10,533	5.33%	1.05%
10 Years	$10,572	5.72%	0.56%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND (Unaudited)

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 72% of net assets in fixed-income funds (approximately 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 12% in the Money Market Fund) and approximately 28% of net assets in equity funds (20% in the Equity Index Fund, 6% in the Mid-Cap Equity Index Fund and 2% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2010 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (12% weighting) and the S&P 500® Index (28% weighting). For the year ended December 31, 2019, the Fund returned 13.21% before expenses and 13.15% after expenses, versus an 14.04 % return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,316	13.15%	13.15%
5 Years	$12,980	29.80%	5.36%
10 Years	$19,539	95.39%	6.93%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,225	2.25%	2.25%
5 Years	$10,533	5.33%	1.05%
10 Years	$10,572	5.72%	0.56%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND (Unaudited)

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 63% of net assets in fixed-income funds (28% in the Bond Fund, 25% in the Mid-Term Bond Fund and 10% in the Money Market Fund) and approximately 37% of net assets in equity funds (approximately 22% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund, 5% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2015 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (53% weighting), the FTSE 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (37% weighting). For the year ended December 31, 2019, the Fund returned 15.47% before expenses and 15.34% after expenses, versus a 16.18% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,535	15.34%	15.34%
5 Years	$13,362	33.62%	5.97%
10 Years	$20,839	108.39%	7.62%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,225	2.25%	2.25%
5 Years	$10,533	5.33%	1.05%
10 Years	$10,572	5.72%	0.56%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND (Unaudited)

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 47% of net assets in equity funds (approximately 25% in the Equity Index Fund, 10% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 53% of net assets in fixed-income funds (26% in the Bond Fund, 22% in the Mid-Term Bond Fund and 5% in the Money Market Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (47% weighting), the FTSE 3-Month Treasury Bill Index (5% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (48% weighting). For the year ended December 31, 2019, the Fund returned 17.62% before expenses and 17.53% after expenses, versus a 18.78% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,753	17.53%	17.53%
5 Years	$13,791	37.91%	6.64%
10 Years	$22,525	125.25%	8.46%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,225	2.25%	2.25%
5 Years	$10,533	5.33%	1.05%
10 Years	$10,572	5.72%	0.56%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND (Unaudited)

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in equity funds (approximately 29% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 43% of net assets in fixed-income funds (25% in the Bond Fund and 18% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (57% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (43% weighting). For the year ended December 31, 2019, the Fund returned 19.87% before expenses and 19.79% after expenses, versus a 21.42% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,979	19.79%	19.79%
5 Years	$14,252	42.52%	7.35%
10 Years	$24,515	145.15%	9.38%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND (Unaudited)

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 69% of net assets in equity funds (approximately 33% in the Equity Index Fund, 16% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 31% of net assets in fixed-income funds (23% in the Bond Fund and 8% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (69% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (31% weighting). For the year ended December 31, 2019, the Fund returned 22.02% before expenses and 21.93% after expenses, versus a 24.18% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,193	21.93%	21.93%
5 Years	$14,609	46.09%	7.88%
10 Years	$26,042	160.42%	10.04%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND (Unaudited)

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 78% of net assets in equity funds (approximately 35% in the Equity Index Fund, 19% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 22% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (78% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (22% weighting). For the year ended December 31, 2019, the Fund returned 23.72% before expenses and 23.62% after expenses, versus a 26.28% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,362	23.62%	23.62%
5 Years	$14,888	48.88%	8.29%
10 Years	$27,148	171.48%	10.50%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND (Unaudited)

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 85% of net assets in equity funds (approximately 37% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 16% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 15% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (85% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (15% weighting). For the year ended December 31, 2019, the Fund returned 24.35% before expenses and 24.25% after expenses, versus a 27.93% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,425	24.25%	24.25%
5 Years	$14,893	48.93%	8.30%
10 Years	$27,354	173.54%	10.58%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND (Unaudited)

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 87% of net assets in equity funds (approximately 35% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 18% in the International Fund, 6% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 13% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (87% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (13% weighting). For the year ended December 31, 2019, the Fund returned 24.64% before expenses and 24.54% after expenses, versus a 28.40% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,454	24.54%	24.54%
5 Years	$14,895	48.95%	8.30%
10 Years	$27,321	173.21%	10.57%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND (Unaudited)

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 89% of net assets in equity funds (approximately 34% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 19% in the International Fund, 6% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 11% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (89% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (11% weighting). For the year ended December 31, 2019, the Fund returned 24.75% before expenses and 24.65% after expenses, versus a 28.87% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,465	24.65%	24.65%
5 Years	$14,873	48.73%	8.27%
Since 10/1/12 (Inception)	$20,801	108.01%	10.63%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
Since 10/1/12 (Inception)	$26,070	160.70%	14.14%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
Since 10/1/12 (Inception)	$12,090	20.90%	2.65%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT FUND (Unaudited)

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 91% of net assets in equity funds (approximately 33% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 20% in the International Fund, 7% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 9% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (91% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (9% weighting). For the year ended December 31, 2019, the Fund returned 24.54% before expenses and 24.39% after expenses, versus a 29.34% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2055 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,440	24.39%	24.39%
Since 10/1/16 (Inception)	$13,907	39.07%	10.68%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
Since 10/1/16 (Inception)	$15,903	59.03%	15.35%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
Since 10/1/16 (Inception)	$10,923	9.23%	2.76%

The line representing the performance return of the 2055 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2060 RETIREMENT FUND (Unaudited)

The objective of the 2060 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 93% of net assets in equity funds (approximately 32% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 20% in the International Fund, 8% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 7% of net assets in the Bond (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2019).

Performance for the 2060 Retirement Fund is compared to the S&P 500® Index (93% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (7% weighting). For the year ended December 31, 2019, the Fund returned 24.59% before expenses and 24.53% after expenses, versus a 29.82% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2060 Retirement Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,453	24.53%	24.53%
Since 7/2/18 (Inception)	$11,140	11.40%	7.45%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
Since 7/2/18 (Inception)	$12,248	22.48%	14.49%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
Since 7/2/18 (Inception)	$11,048	10.48%	6.91%

The line representing the performance return of the 2060 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2019, the Conservative Allocation Fund returned 14.05% before expenses and 13.99% after expenses, versus a 16.43% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,399	13.99%	13.99%
5 Years	$13,033	30.33%	5.44%
10 Years	$18,539	85.39%	6.37%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (40% weighting). For the year ended December 31, 2019, the Moderate Allocation Fund returned 19.19% before expenses and 19.15% after expenses, versus a 22.11% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,915	19.15%	19.15%
5 Years	$14,150	41.50%	7.19%
10 Years	$23,031	130.31%	8.70%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds, and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (20% weighting). For the year ended December 31, 2019, the Aggressive Allocation Fund returned 22.79% before expenses and 22.74% after expenses, versus an 26.75% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,276	22.74%	22.74%
5 Years	$14,682	46.82%	7.98%
10 Years	$26,656	166.56%	10.30%

S & P 500 Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,149	31.49%	31.49%
5 Years	$17,385	73.85%	11.70%
10 Years	$35,664	256.64%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2019, the Money Market Fund returned 2.26% before expenses and 2.01% after expenses, compared to a 2.25% return for the FTSE 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

After taking no action on the Fed Funds target in the first half of 2019, the Federal Reserve governors (Fed) cut rates three times in the last six months of the year. Lower than expected inflation and concerns about a slowing economy were cited as reasons for the moves. The final ease of the year which came in October set the target at 1.50 – 1.75%. The Fed also proved willing to intervene to maintain liquidity late in the year. Following a spike in overnight funding rates, the Fed provided for a multi-billion dollar borrowing facility designed to prevent another such spike. It had the desired effect of calming the markets in September and preventing the large increase in overnight rates in December that some market participants had predicted.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On December 31, 2019, the fund held 21% U.S. Treasury Bills, 15% U.S. agency discount notes and the remainder in commercial paper and corporate bonds with less than three months to maturity. The average maturity was 24 days.

The seven-day effective yield as of February 11, 2020, was 1.24%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

MID-TERM BOND FUND (Unaudited)

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The portfolio continues to emphasize corporate issues, particularly BBB-rated bonds, in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. The objective of the Fund is to maintain a maturity profile similar to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index benchmark. To achieve the duration target, intermediate corporate and U.S. Treasury maturities are emphasized. In addition, the Fund’s corporate positions will remain highly diversified in order to help shield the portfolio from any credit risks.

For the year ended December 31, 2019, the Mid-Term Bond Fund returned 6.52% before expenses and 6.04% after expenses versus a 6.80% return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index during the same period. The Fund’s shorter duration and zero exposure to non-U.S. sovereign debt contributed to the relative underperformance.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,604	6.04%	6.04%
5 Years	$11,362	13.62%	2.59%
10 Years	$13,705	37.05%	3.20%

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,680	6.80%	6.80%
5 Years	$11,353	13.53%	2.57%
10 Years	$13,509	35.09%	3.05%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND (Unaudited)

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Over the long term, the Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, with an overweighting of BBB-rated issuers. To achieve the duration target, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few corporate holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

The fixed income market posted the strongest return in more than a decade in 2019. The benchmark returned 8.72% for year ended December 31, 2019. All the asset classes represented in the Index delivered positive results during the period. In general, lower quality bonds outperformed higher and those with longer maturities outperformed shorter. For the year ending December 31, 2019, the Bond Fund returned 8.12% before expenses and 7.65% after expenses. The Fund’s relative underperformance was driven primarily by its underweight position in long-dated securities and zero exposure to non-U.S. sovereign debt.

After taking no action on the Fed Funds target in the first half of 2019, the Federal Reserve governors (Fed) cut rates three times in the last six months of the year. Lower than expected inflation and concerns about a slowing economy were cited as reasons for the moves. The final ease of the year which came in October set the target at 1.50 – 1.75%. The Fed also proved willing to intervene to maintain liquidity late in the year. Following a spike in overnight funding rates, the Fed provided for a multi-billion dollar borrowing facility designed to prevent another such spike. It had the desired effect of calming the markets in September and preventing the large increase in overnight rates in December that some market participants had predicted.

Interest rates fell for much of the year as concerns about economic growth initially prompted a Fed on hold early in the year and actively easing later in the year. Additionally, non-U.S. bonds yielding less than zero, the total which reached close to $17 trillion mid-year, made U.S. debt with its’ positive yields attractive to non-U.S. buyers. The interest rate curve steepened as yields on short-dated Treasuries fell more than did the yields of long-dated Treasuries. Two-year Treasury Notes yielded 2.49% on December 31, 2018 and 1.57% on December 31, 2019, a 92 basis point drop. Similarly, ten-year yields fell 76 basis points or 0.76% to 1.92%. The thirty-year bond was the comparative laggard with a 63 basis point rally to 2.39%.

Investment grade spreads started the year with a continuation of the widening pattern that characterized much of 2018. After moving to multi-year wides in January, spreads reversed course and moved tighter for most of the year, finishing close to the post-crisis lows of February 2018. Lower supply without a significant drop in demand and growing investor comfort with risk in light of the double-digit gain in the S&P 500® Index contributed to the strong performance.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,766	7.65%	7.65%
5 Years	$11,736	17.36%	3.25%
10 Years	$15,057	50.57%	4.19%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2019	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,872	8.72%	8.72%
5 Years	$11,619	16.19%	3.05%
10 Years	$14,444	44.44%	3.75%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2019 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2019 (Unaudited) (Continued)

Mid-Cap Equity Index Fund

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2019 (Unaudited) (Continued)

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2019 (Unaudited) (Continued)

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2019 (Unaudited) (Continued)

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2020 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice. Furthermore, the Funds’ Adviser has contractually agreed to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This contractual obligation remains in effect through April 30, 2021 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2019 and held for the entire period ending December 31, 2019 under the expense reimbursement agreement in effect during that period as described above.

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,184.81	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.66

*	Expenses are equal to the Fund’s annual expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,177.02	$2.68
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,119.51	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Fund’s annual expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,170.21	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Fund’s annual expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,135.68	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,166.19	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.36

*	Expenses are equal to the Fund’s annual expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,179.08	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.66

*	Expenses are equal to the Fund’s annual expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,131.31	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,111.09	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.55

*	Expenses are equal to the Fund’s annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Retirement Income Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,078.48	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*

Expenses are equal to the Fund’s annual expense ratio of 0.45% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,086.78	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*

Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,102.10	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.14

*

Expenses are equal to the Fund’s annual expense ratio of 0.42% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,114.58	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*

Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,127.29	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*

Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,140.52	$1.89
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,150.09	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*

Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,152.81	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,154.78	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,155.48	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,154.08	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.04

*

Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2060 Retirement Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,154.69	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*

Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,091.28	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$1.99

*

Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,122.08	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.48

*

Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,143.70	$1.57
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.48

*

Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,011.38	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.66	$1.22

*	Expenses are equal to the Fund’s annual expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,045.32	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 to December 31, 2019
Actual	$1,000.00	$1,055.88	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*	Expenses are equal to the Fund’s annual expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (9.9%)
Activision Blizzard, Inc.	95,023	$5,646,267
Alphabet, Inc. Cl A*	37,238	49,876,205
Alphabet, Inc. Cl C*	37,172	49,699,707
AT&T, Inc.	903,420	35,305,654
CenturyLink, Inc.	120,526	1,592,148
Charter Communications, Inc. Cl A*	19,536	9,476,523
Comcast Corp. Cl A	559,979	25,182,256
Discovery, Inc. Cl A*	19,465	637,284
Discovery, Inc. Cl C*	41,300	1,259,237
DISH Network Corp. Cl A*	31,800	1,127,946
Electronic Arts, Inc.*	36,139	3,885,304
Facebook, Inc. Cl A*	296,706	60,898,906
Fox Corp. Cl A	43,898	1,627,299
Fox Corp. Cl B	20,049	729,784
Interpublic Group of Cos., Inc.	48,036	1,109,632
Live Nation Entertainment, Inc.*	17,611	1,258,658
Netflix, Inc.*	54,292	17,567,262
News Corp. Cl A	48,372	683,980
News Corp. Cl B	15,045	218,303
Omnicom Group, Inc.	27,028	2,189,808
Take-Two Interactive Software, Inc.*	14,101	1,726,385
T-Mobile US, Inc.*	39,209	3,074,770
Twitter, Inc.*	95,595	3,063,820
Verizon Communications, Inc.	512,067	31,440,914
ViacomCBS, Inc. Cl B	66,871	2,806,576
Walt Disney Co.	223,751	32,361,107

		344,445,735

CONSUMER DISCRETIONARY (9.3%)
Advance Auto Parts, Inc.	8,577	1,373,692
Amazon.com, Inc.*	51,719	95,568,437
Aptiv PLC	31,869	3,026,599
AutoZone, Inc.*	2,969	3,536,999
Best Buy Co., Inc.	28,342	2,488,428
Booking Hldgs., Inc.*	5,188	10,654,751
BorgWarner, Inc.	25,698	1,114,779
Capri Hldgs. Ltd.*	18,638	711,040
CarMax, Inc.*	20,453	1,793,114
Carnival Corp.	49,859	2,534,333
Chipotle Mexican Grill, Inc. Cl A*	3,182	2,663,684
Darden Restaurants, Inc.	15,250	1,662,402
Dollar General Corp.	31,908	4,977,010
Dollar Tree, Inc.*	29,300	2,755,665
DR Horton, Inc.	41,642	2,196,615
eBay, Inc.	94,888	3,426,406
Expedia Group, Inc.	17,297	1,870,498
Ford Motor Co.	481,576	4,478,657
Gap, Inc.	26,343	465,744
Garmin Ltd.	17,955	1,751,690
General Motors Co.	155,867	5,704,732
Genuine Parts Co.	18,135	1,926,481
H&R Block, Inc.	24,065	565,046
Hanesbrands, Inc.	44,921	667,077
Harley-Davidson, Inc.	19,247	715,796

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Hasbro, Inc.	15,883	$1,677,404
Hilton Worldwide Hldgs., Inc.	35,239	3,908,357
Home Depot, Inc.	135,634	29,619,753
Kohl’s Corp.	19,313	983,997
L Brands, Inc.	28,866	523,052
Las Vegas Sands Corp.	41,920	2,894,157
Leggett & Platt, Inc.	16,516	839,508
Lennar Corp. Cl A	34,629	1,931,952
LKQ Corp.*	38,201	1,363,776
Lowe’s Cos., Inc.	95,398	11,424,864
Macy’s, Inc.	38,193	649,281
Marriott International, Inc. Cl A	33,989	5,146,954
McDonald’s Corp.	93,754	18,526,728
MGM Resorts International	63,893	2,125,720
Mohawk Industries, Inc.*	7,427	1,012,894
Newell Brands, Inc.	47,458	912,143
NIKE, Inc. Cl B	154,804	15,683,193
Nordstrom, Inc.	13,154	538,393
Norwegian Cruise Line Hldgs. Ltd.*	26,243	1,532,854
NVR, Inc.*	431	1,641,425
O’Reilly Automotive, Inc.*	9,474	4,152,075
PulteGroup, Inc.	31,481	1,221,463
PVH Corp.	9,191	966,434
Ralph Lauren Corp. Cl A	6,160	722,075
Ross Stores, Inc.	45,013	5,240,413
Royal Caribbean Cruises Ltd.	21,067	2,812,655
Starbucks Corp.	147,567	12,974,091
Tapestry, Inc.	33,801	911,613
Target Corp.	62,975	8,074,025
Tiffany & Co.	13,450	1,797,592
TJX Cos., Inc.	150,992	9,219,572
Tractor Supply Co.	14,647	1,368,616
Ulta Beauty, Inc.*	7,119	1,802,104
Under Armour, Inc. Cl A*	23,063	498,161
Under Armour, Inc. Cl C*	23,976	459,860
VF Corp.	40,491	4,035,333
Whirlpool Corp.	7,849	1,157,963
Wynn Resorts Ltd.	11,969	1,662,135
Yum! Brands, Inc.	37,649	3,792,384

		324,434,644

CONSUMER STAPLES (6.9%)
Altria Group, Inc.	231,369	11,547,627
Archer-Daniels-Midland Co.	68,826	3,190,085
Brown-Forman Corp. Cl B	22,516	1,522,082
Campbell Soup Co.	20,765	1,026,206
Church & Dwight Co., Inc.	30,498	2,145,229
Clorox Co.	15,553	2,388,008
Coca-Cola Co.	477,648	26,437,817
Colgate-Palmolive Co.	106,689	7,344,471
Conagra Brands, Inc.	59,864	2,049,743
Constellation Brands, Inc. Cl A	20,727	3,932,948
Costco Wholesale Corp.	55,154	16,210,864
Coty, Inc. Cl A	36,288	408,240
Estee Lauder Cos., Inc. Cl A	27,757	5,732,931

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
General Mills, Inc.	75,289	$4,032,479
Hershey Co.	18,437	2,709,870
Hormel Foods Corp.	34,585	1,560,129
JM Smucker Co.	14,279	1,486,872
Kellogg Co.	30,963	2,141,401
Kimberly-Clark Corp.	42,598	5,859,355
Kraft Heinz Co.	77,371	2,485,930
Kroger Co.	100,099	2,901,870
Lamb Weston Hldgs., Inc.	17,970	1,545,959
McCormick & Co., Inc.	15,447	2,621,819
Molson Coors Brewing Co. Cl B	23,256	1,253,498
Mondelez International, Inc. Cl A	179,143	9,867,197
Monster Beverage Corp.*	47,408	3,012,778
PepsiCo, Inc.	172,586	23,587,329
Philip Morris International, Inc.	193,283	16,446,451
Procter & Gamble Co.	309,428	38,647,557
Sysco Corp.	63,422	5,425,118
Tyson Foods, Inc. Cl A	36,388	3,312,764
Walgreens Boots Alliance, Inc.	92,959	5,480,863
Walmart, Inc.	176,817	21,012,932

		239,328,422

ENERGY (4.1%)
Apache Corp.	47,153	1,206,645
Baker Hughes, a GE Co. Cl A	80,575	2,065,137
Cabot Oil & Gas Corp.	50,392	877,325
Chevron Corp.	234,312	28,236,939
Cimarex Energy Co.	12,560	659,274
Concho Resources, Inc.	24,773	2,169,372
ConocoPhillips	135,824	8,832,635
Devon Energy Corp.	47,835	1,242,275
Diamondback Energy, Inc.	19,738	1,832,871
EOG Resources, Inc.	71,850	6,018,156
Exxon Mobil Corp.	525,123	36,643,083
Halliburton Co.	108,593	2,657,271
Helmerich & Payne, Inc.	13,371	607,444
Hess Corp.	32,310	2,158,631
HollyFrontier Corp.	18,316	928,804
Kinder Morgan, Inc.	240,916	5,100,192
Marathon Oil Corp.	99,231	1,347,557
Marathon Petroleum Corp.	80,164	4,829,881
National Oilwell Varco, Inc.	47,909	1,200,120
Noble Energy, Inc.	59,251	1,471,795
Occidental Petroleum Corp.	110,592	4,557,496
ONEOK, Inc.	50,965	3,856,522
Phillips 66	55,312	6,162,310
Pioneer Natural Resources Co.	20,538	3,108,837
Schlumberger Ltd.	172,259	6,924,812
TechnipFMC PLC	51,786	1,110,292
Valero Energy Corp.	50,822	4,759,480
Williams Cos., Inc.	150,174	3,562,127

		144,127,283

FINANCIALS (12.4%)
Aflac, Inc.	91,808	4,856,643
Allstate Corp.	40,304	4,532,185

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
American Express Co.	83,843	$10,437,615
American International Group, Inc.	108,535	5,571,102
Ameriprise Financial, Inc.	15,779	2,628,466
Aon PLC	29,287	6,100,189
Arthur J. Gallagher & Co.	23,256	2,214,669
Assurant, Inc.	7,577	993,193
Bank of America Corp.	1,007,107	35,470,309
Bank of New York Mellon Corp.	104,398	5,254,351
Berkshire Hathaway, Inc. Cl B*	243,551	55,164,301
BlackRock, Inc. Cl A	14,747	7,413,317
Capital One Financial Corp.	57,812	5,949,433
Cboe Global Markets, Inc.	13,845	1,661,400
Charles Schwab Corp.	142,204	6,763,222
Chubb Ltd.	56,594	8,809,422
Cincinnati Financial Corp.	18,923	1,989,753
Citigroup, Inc.	271,574	21,696,047
Citizens Financial Group, Inc.	53,686	2,180,188
CME Group, Inc. Cl A	45,040	9,040,429
Comerica, Inc.	17,979	1,289,993
Discover Financial Svcs.	39,010	3,308,828
E*TRADE Financial Corp.	28,135	1,276,485
Everest Re Group Ltd.	5,053	1,398,873
Fifth Third Bancorp	87,698	2,695,837
First Republic Bank	21,046	2,471,853
Franklin Resources, Inc.	34,702	901,558
Globe Life, Inc.	12,393	1,304,363
Goldman Sachs Group, Inc.	39,696	9,127,301
Hartford Financial Svcs. Group, Inc.	44,957	2,732,037
Huntington Bancshares, Inc.	127,692	1,925,595
Intercontinental Exchange, Inc.	69,495	6,431,762
Invesco Ltd.	47,017	845,366
JPMorgan Chase & Co.	390,326	54,411,444
KeyCorp	121,692	2,463,046
Lincoln National Corp.	24,747	1,460,320
Loews Corp.	31,792	1,668,762
M&T Bank Corp.	16,302	2,767,264
MarketAxess Hldgs., Inc.	4,729	1,792,811
Marsh & McLennan Cos., Inc.	63,019	7,020,947
MetLife, Inc.	97,135	4,950,971
Moody’s Corp.	20,222	4,800,905
Morgan Stanley	152,980	7,820,338
MSCI, Inc. Cl A	10,649	2,749,359
Nasdaq, Inc.	14,310	1,532,601
Northern Trust Corp.	26,501	2,815,466
People’s United Financial, Inc.	54,811	926,306
PNC Financial Svcs. Group, Inc.	54,425	8,687,863
Principal Financial Group, Inc.	32,423	1,783,265
Progressive Corp.	72,357	5,237,923
Prudential Financial, Inc.	49,930	4,680,438
Raymond James Financial, Inc.	15,394	1,377,147

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Regions Financial Corp.	119,800	$2,055,768
S&P Global, Inc.	30,586	8,351,507
State Street Corp.	45,150	3,571,365
SVB Financial Group*	6,365	1,597,870
Synchrony Financial	73,960	2,663,300
T. Rowe Price Group, Inc.	29,020	3,535,797
Travelers Cos., Inc.	32,117	4,398,423
Truist Financial Corp.	165,965	9,347,149
U.S. Bancorp	176,533	10,466,642
Unum Group	25,675	748,683
Wells Fargo & Co.	479,574	25,801,081
Willis Towers Watson PLC	16,056	3,242,349
WR Berkley Corp.	18,027	1,245,666
Zions Bancorporation	21,150	1,098,108

		431,506,969

HEALTH CARE (13.6%)
Abbott Laboratories	221,814	19,266,764
AbbVie, Inc.	181,461	16,066,557
ABIOMED, Inc.*	5,658	965,198
Agilent Technologies, Inc.	38,622	3,294,843
Alexion Pharmaceuticals, Inc.*	27,703	2,996,080
Align Technology, Inc.*	8,865	2,473,690
Allergan PLC	40,612	7,763,796
AmerisourceBergen Corp. Cl A	18,687	1,588,769
Amgen, Inc.	73,706	17,768,305
Anthem, Inc.	31,468	9,504,280
Baxter International, Inc.	63,726	5,328,768
Becton Dickinson & Co.	33,823	9,198,841
Biogen, Inc.*	22,394	6,644,972
Boston Scientific Corp.*	173,528	7,846,936
Bristol-Myers Squibb Co.	292,071	18,748,038
Cardinal Health, Inc.	35,849	1,813,242
Centene Corp.*	51,297	3,225,042
Cerner Corp.	39,026	2,864,118
Cigna Corp.	46,237	9,455,004
Cooper Cos., Inc.	6,143	1,973,685
CVS Health Corp.	161,315	11,984,091
Danaher Corp.	79,400	12,186,312
DaVita, Inc.*	11,276	846,038
DENTSPLY SIRONA, Inc.	27,761	1,570,995
Edwards Lifesciences Corp.*	25,771	6,012,117
Eli Lilly & Co.	105,690	13,890,837
Gilead Sciences, Inc.	156,795	10,188,539
HCA Healthcare, Inc.	33,043	4,884,086
Henry Schein, Inc.*	18,643	1,243,861
Hologic, Inc.*	33,296	1,738,384
Humana, Inc.	16,445	6,027,421
IDEXX Laboratories, Inc.*	10,548	2,754,399
Illumina, Inc.*	18,335	6,082,453
Incyte Corp.*	22,397	1,955,706
Intuitive Surgical, Inc.*	14,400	8,512,560
IQVIA Hldgs., Inc.*	22,304	3,446,191
Johnson & Johnson	325,907	47,540,054
Laboratory Corp. of America Hldgs.*	12,088	2,044,927

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
McKesson Corp.	22,307	$3,085,504
Medtronic PLC	167,262	18,975,874
Merck & Co., Inc.	316,495	28,785,220
Mettler-Toledo International, Inc.*	3,046	2,416,331
Mylan NV*	64,037	1,287,144
PerkinElmer, Inc.	13,832	1,343,087
Perrigo Co. PLC	17,002	878,323
Pfizer, Inc.	685,685	26,865,138
Quest Diagnostics, Inc.	16,677	1,780,937
Regeneron Pharmaceuticals, Inc.*	9,896	3,715,750
ResMed, Inc.	17,985	2,787,136
STERIS PLC	10,597	1,615,195
Stryker Corp.	40,016	8,400,959
Teleflex, Inc.	5,773	2,173,188
Thermo Fisher Scientific, Inc.	49,817	16,184,049
UnitedHealth Group, Inc.	118,271	34,769,309
Universal Health Svcs., Inc. Cl B	10,010	1,436,035
Varian Medical Systems, Inc.*	11,295	1,604,003
Vertex Pharmaceuticals, Inc.*	31,952	6,995,890
Waters Corp.*	8,042	1,879,013
WellCare Health Plans, Inc.*	6,246	2,062,492
Zimmer Biomet Hldgs., Inc.	25,641	3,837,945
Zoetis, Inc. Cl A	58,838	7,787,209

		472,361,630

INDUSTRIALS (8.7%)
3M Co.	71,481	12,610,678
Alaska Air Group, Inc.	15,298	1,036,440
Allegion PLC	11,555	1,439,060
American Airlines Group, Inc.	48,289	1,384,929
AMETEK, Inc.	28,404	2,833,015
AO Smith Corp.	17,046	812,071
Arconic, Inc.	48,167	1,482,099
Boeing Co.	66,893	21,791,064
Caterpillar, Inc.	68,571	10,126,565
CH Robinson Worldwide, Inc.	16,732	1,308,442
Cintas Corp.	10,471	2,817,537
Copart, Inc.*	25,412	2,310,967
CSX Corp.	96,687	6,996,271
Cummins, Inc.	19,039	3,407,220
Deere & Co.	39,055	6,766,669
Delta Air Lines, Inc.	71,496	4,181,086
Dover Corp.	18,052	2,080,674
Eaton Corp. PLC	51,425	4,870,976
Emerson Electric Co.	75,873	5,786,075
Equifax, Inc.	15,095	2,115,111
Expeditors International of Washington, Inc.	21,150	1,650,123
Fastenal Co.	71,441	2,639,745
FedEx Corp.	29,894	4,520,272
Flowserve Corp.	16,227	807,618
Fortive Corp.	36,878	2,817,110
Fortune Brands Home & Security, Inc.	17,239	1,126,396

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
General Dynamics Corp.	29,213	$5,151,713
General Electric Co.	1,085,189	12,110,709
Honeywell International, Inc.	88,797	15,717,069
Huntington Ingalls Industries, Inc.	5,099	1,279,237
IDEX Corp.	9,416	1,619,552
IHS Markit Ltd.*	57,909	4,363,443
Illinois Tool Works, Inc.	36,173	6,497,756
Ingersoll-Rand PLC	29,678	3,944,800
Jacobs Engineering Group, Inc.	16,733	1,503,125
JB Hunt Transport Svcs., Inc.	10,573	1,234,715
Johnson Controls International PLC	95,635	3,893,301
Kansas City Southern	12,333	1,888,922
L-3 Harris Technologies, Inc.	27,384	5,418,472
Lockheed Martin Corp.	30,789	11,988,621
Masco Corp.	35,422	1,699,902
Nielsen Hldgs. PLC	43,783	888,795
Norfolk Southern Corp.	32,218	6,254,480
Northrop Grumman Corp.	19,462	6,694,344
Old Dominion Freight Line, Inc.	7,872	1,493,948
PACCAR, Inc.	43,063	3,406,283
Parker-Hannifin Corp.	15,983	3,289,621
Pentair PLC	20,885	957,995
Quanta Svcs., Inc.	17,572	715,356
Raytheon Co.	34,817	7,650,688
Republic Svcs., Inc. Cl A	26,212	2,349,382
Robert Half International, Inc.	14,696	928,052
Rockwell Automation, Inc.	14,315	2,901,221
Rollins, Inc.	17,494	580,101
Roper Technologies, Inc.	12,987	4,600,385
Snap-on, Inc.	6,796	1,151,242
Southwest Airlines Co.	58,934	3,181,257
Stanley Black & Decker, Inc.	18,853	3,124,696
Textron, Inc.	28,253	1,260,084
TransDigm Group, Inc.	6,225	3,486,000
Union Pacific Corp.	85,861	15,522,810
United Airlines Hldgs., Inc.*	27,016	2,379,839
United Parcel Svc., Inc. Cl B	87,089	10,194,638
United Rentals, Inc.*	9,328	1,555,631
United Technologies Corp.	101,102	15,141,036
Verisk Analytics, Inc. Cl A	20,456	3,054,899
Waste Management, Inc.	48,667	5,546,091
Westinghouse Air Brake Technologies Corp.	22,532	1,752,990
WW Grainger, Inc.	5,401	1,828,347
Xylem, Inc.	22,374	1,762,848

		301,682,609

INFORMATION TECHNOLOGY (22.2%)
Accenture PLC Cl A	78,448	16,518,795
Adobe, Inc.*	60,131	19,831,805
Advanced Micro Devices, Inc.*	139,077	6,378,071
Akamai Technologies, Inc.*	20,000	1,727,600

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Alliance Data Systems Corp.	5,068	$568,630
Amphenol Corp. Cl A	36,865	3,989,899
Analog Devices, Inc.	45,585	5,417,321
ANSYS, Inc.*	10,658	2,743,476
Apple, Inc.	520,136	152,737,936
Applied Materials, Inc.	114,454	6,986,272
Arista Networks, Inc.*	6,686	1,359,932
Autodesk, Inc.*	27,511	5,047,168
Automatic Data Processing, Inc.	53,854	9,182,107
Broadcom, Inc.	49,452	15,627,821
Broadridge Financial Solutions, Inc.	14,316	1,768,599
Cadence Design Systems, Inc.*	35,123	2,436,131
CDW Corp./DE	17,966	2,566,264
Cisco Systems, Inc.	528,975	25,369,641
Citrix Systems, Inc.	15,246	1,690,781
Cognizant Technology Solutions Corp. Cl A	67,946	4,214,011
Corning, Inc.	95,790	2,788,447
DXC Technology Co.	31,624	1,188,746
F5 Networks, Inc.*	7,385	1,031,315
Fidelity National Information Svcs., Inc.	76,695	10,667,508
Fiserv, Inc.*	71,514	8,269,164
FleetCor Technologies, Inc.*	10,735	3,088,674
FLIR Systems, Inc.	16,718	870,506
Fortinet, Inc.*	17,930	1,914,207
Gartner, Inc.*	11,112	1,712,359
Global Payments, Inc.	37,500	6,846,000
Hewlett Packard Enterprise Co.	161,884	2,567,480
HP, Inc.	183,643	3,773,864
Intel Corp.	540,127	32,326,601
International Business Machines Corp.	109,680	14,701,507
Intuit, Inc.	32,544	8,524,250
IPG Photonics Corp.*	4,445	644,169
Jack Henry & Associates, Inc.	9,554	1,391,731
Juniper Networks, Inc.	41,377	1,019,116
Keysight Technologies, Inc.*	23,623	2,424,429
KLA Corp.	19,641	3,499,437
Lam Research Corp.	17,993	5,261,153
Leidos Hldgs., Inc.	16,478	1,613,031
Mastercard, Inc. Cl A	110,482	32,988,820
Maxim Integrated Products, Inc.	33,283	2,047,237
Microchip Technology, Inc.	29,455	3,084,528
Micron Technology, Inc.*	139,142	7,483,057
Microsoft Corp.	947,238	149,379,433
Motorola Solutions, Inc.	21,369	3,443,401
NetApp, Inc.	28,675	1,785,019
NortonLifeLock, Inc.	71,414	1,822,485
NVIDIA Corp.	76,143	17,916,448
Oracle Corp.	269,127	14,258,349
Paychex, Inc.	39,660	3,373,480
PayPal Hldgs., Inc.*	146,573	15,854,801
Qorvo, Inc.*	14,456	1,680,221
QUALCOMM, Inc.	142,058	12,533,777

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Salesforce.com, Inc.*	110,638	$17,994,164
Seagate Technology PLC	28,665	1,705,568
ServiceNow, Inc.*	23,507	6,636,496
Skyworks Solutions, Inc.	20,944	2,531,711
Synopsys, Inc.*	18,834	2,621,693
TE Connectivity Ltd.	41,665	3,993,174
Texas Instruments, Inc.	115,542	14,822,883
VeriSign, Inc.*	12,860	2,477,865
Visa, Inc. Cl A	212,518	39,932,132
Western Digital Corp.	36,443	2,313,037
Western Union Co.	51,660	1,383,455
Xerox Hldgs. Corp.	23,241	856,896
Xilinx, Inc.	30,757	3,007,112
Zebra Technologies Corp. Cl A*	6,778	1,731,372

		771,944,568

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	27,320	6,419,927
Albemarle Corp.	13,118	958,139
Amcor PLC	201,450	2,183,718
Avery Dennison Corp.	10,446	1,366,546
Ball Corp.	40,585	2,624,632
Celanese Corp. Cl A	15,054	1,853,448
CF Industries Hldgs., Inc.	26,609	1,270,314
Corteva, Inc.	92,973	2,748,282
Dow, Inc.	92,110	5,041,180
DuPont de Nemours, Inc.	91,951	5,903,254
Eastman Chemical Co.	17,004	1,347,737
Ecolab, Inc.	31,051	5,992,532
FMC Corp.	16,073	1,604,407
Freeport-McMoRan, Inc.	180,830	2,372,490
International Flavors & Fragrances, Inc.	13,239	1,708,096
International Paper Co.	48,898	2,251,753
Linde PLC	66,775	14,216,398
LyondellBasell Industries NV Cl A	31,912	3,015,046
Martin Marietta Materials, Inc.	7,798	2,180,633
Mosaic Co.	42,992	930,347
Newmont Goldcorp Corp.	101,532	4,411,565
Nucor Corp.	37,791	2,126,877
Packaging Corp. of America	11,800	1,321,482
PPG Industries, Inc.	29,498	3,937,688
Sealed Air Corp.	19,254	766,887
Sherwin-Williams Co.	10,282	5,999,958
Vulcan Materials Co.	16,568	2,385,626
WestRock Co.	32,029	1,374,364

		88,313,326

REAL ESTATE (2.8%)
Alexandria Real Estate Equities, Inc.	14,297	2,310,109
American Tower Corp.	55,077	12,657,796
Apartment Investment & Management Co. Cl A	18,543	957,746
AvalonBay Communities, Inc.	17,277	3,622,987

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Boston Properties, Inc.	17,941	$2,473,346
CBRE Group, Inc. Cl A*	41,709	2,556,345
Crown Castle International Corp.	51,477	7,317,456
Digital Realty Trust, Inc.	26,001	3,113,360
Duke Realty Corp.	45,660	1,583,032
Equinix, Inc.	10,685	6,236,834
Equity Residential	43,341	3,507,154
Essex Property Trust, Inc.	8,222	2,473,671
Extra Space Storage, Inc.	16,175	1,708,403
Federal Realty Investment Trust	8,736	1,124,585
Healthpeak Properties, Inc.	61,369	2,115,389
Host Hotels & Resorts, Inc.	89,080	1,652,434
Iron Mountain, Inc.	35,679	1,137,090
Kimco Realty Corp.	52,432	1,085,867
Mid-America Apartment Communities, Inc.	14,212	1,873,994
Prologis, Inc.	78,442	6,992,320
Public Storage	18,676	3,977,241
Realty Income Corp.	40,405	2,975,020
Regency Centers Corp.	20,810	1,312,903
SBA Communications Corp. Cl A	14,127	3,404,466
Simon Property Group, Inc.	37,917	5,648,116
SL Green Realty Corp.	10,186	935,890
UDR, Inc.	36,257	1,693,202
Ventas, Inc.	46,145	2,664,412
Vornado Realty Trust	19,742	1,312,843
Welltower, Inc.	50,334	4,116,315
Weyerhaeuser Co.	92,321	2,788,094

		97,328,420

UTILITIES (3.2%)
AES Corp.	82,047	1,632,735
Alliant Energy Corp.	29,867	1,634,322
Ameren Corp.	30,450	2,338,560
American Electric Power Co., Inc.	61,274	5,791,006
American Water Works Co., Inc.	22,477	2,761,299
Atmos Energy Corp.	14,753	1,650,271
CenterPoint Energy, Inc.	62,732	1,710,702
CMS Energy Corp.	35,262	2,215,864
Consolidated Edison, Inc.	41,365	3,742,291
Dominion Energy, Inc.	102,403	8,481,016
DTE Energy Co.	23,883	3,101,685
Duke Energy Corp.	90,428	8,247,938
Edison International	43,853	3,306,955
Entergy Corp.	24,756	2,965,769
Evergy, Inc.	28,419	1,849,793
Eversource Energy	40,156	3,416,071
Exelon Corp.	121,060	5,519,125
FirstEnergy Corp.	67,201	3,265,969
NextEra Energy, Inc.	60,854	14,736,405
NiSource, Inc.	46,254	1,287,711
NRG Energy, Inc.	31,066	1,234,873
Pinnacle West Capital Corp.	13,990	1,258,121
PPL Corp.	90,411	3,243,947

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Public Svc. Enterprise Group, Inc.	63,074	$3,724,520
Sempra Energy	35,060	5,310,889
Southern Co.	130,586	8,318,328
WEC Energy Group, Inc.	39,291	3,623,809
Xcel Energy, Inc.	65,066	4,131,040

		110,501,014

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,737,377,425) 95.6%		3,325,974,620

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill	A-1+	1.47	01/21/20	$44,700,000	$44,663,502
U.S. Treasury Bill (1)	A-1+	1.52	02/04/20	25,000,000	24,964,279
U.S. Treasury Bill (1)	A-1+	1.54	01/28/20	5,000,000	4,994,238

					74,622,019

COMMERCIAL PAPER (1.9%)
Cargill Global Fund PLC†	A-1	1.46	01/07/20	23,500,000	23,494,282
Home Depot, Inc.†	A-1	1.55	01/02/20	32,000,000	31,998,622
Southern California Gas Co.†	A-1	1.80	01/06/20	10,000,000	9,997,500

					65,490,404

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $140,112,423) 4.1%					140,112,423

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.56	01/02/20	$389,383	$389,383

TOTAL TEMPORARY CASH INVESTMENT (Cost: $389,383) 0.0% (2)					389,383

TOTAL INVESTMENTS (Cost: $1,877,879,231) 99.7%					3,466,476,426

OTHER NET ASSETS 0.3%					11,668,052

NET ASSETS 100.0%					$3,478,144,478

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (6.0%)
Activision Blizzard, Inc.	5,181	$307,855
Alphabet, Inc. Cl A*	2,029	2,717,622
Alphabet, Inc. Cl C*	2,027	2,710,139
AT&T, Inc.	49,249	1,924,651
CenturyLink, Inc.	6,571	86,803
Charter Communications, Inc. Cl A*	1,065	516,610
Comcast Corp. Cl A	30,527	1,372,799
Discovery, Inc. Cl A*	1,062	34,770
Discovery, Inc. Cl C*	2,252	68,663
DISH Network Corp. Cl A*	1,733	61,470
Electronic Arts, Inc.*	1,971	211,902
Facebook, Inc. Cl A*	16,175	3,319,919
Fox Corp. Cl A	2,393	88,708
Fox Corp. Cl B	1,093	39,785
Interpublic Group of Cos., Inc.	2,618	60,476
Live Nation Entertainment, Inc.*	960	68,611
Netflix, Inc.*	2,959	957,444
News Corp. Cl A	2,636	37,273
News Corp. Cl B	821	11,913
Omnicom Group, Inc.	1,473	119,342
Take-Two Interactive Software, Inc.*	768	94,026
T-Mobile US, Inc.*	2,137	167,584
Twitter, Inc.*	5,212	167,045
Verizon Communications, Inc.	27,915	1,713,981
ViacomCBS, Inc. Cl B	3,646	153,024
Walt Disney Co.	12,197	1,764,052

		18,776,467

CONSUMER DISCRETIONARY (5.7%)
Advance Auto Parts, Inc.	468	74,955
Amazon.com, Inc.*	2,819	5,209,061
Aptiv PLC	1,737	164,963
AutoZone, Inc.*	162	192,992
Best Buy Co., Inc.	1,546	135,739
Booking Hldgs., Inc.*	283	581,206
BorgWarner, Inc.	1,400	60,732
Capri Hldgs. Ltd.*	1,016	38,760
CarMax, Inc.*	1,115	97,752
Carnival Corp.	2,718	138,156
Chipotle Mexican Grill, Inc. Cl A*	173	144,820
Darden Restaurants, Inc.	831	90,587
Dollar General Corp.	1,739	271,249
Dollar Tree, Inc.*	1,597	150,198
DR Horton, Inc.	2,271	119,795
eBay, Inc.	5,173	186,797
Expedia Group, Inc.	943	101,976
Ford Motor Co.	26,253	244,153
Gap, Inc.	1,437	25,406
Garmin Ltd.	978	95,414
General Motors Co.	8,496	310,954
Genuine Parts Co.	988	104,955
H&R Block, Inc.	1,312	30,806
Hanesbrands, Inc.	2,448	36,353
Harley-Davidson, Inc.	1,050	39,049
Hasbro, Inc.	865	91,353

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Hilton Worldwide Hldgs., Inc.	1,921	$213,058
Home Depot, Inc.	7,394	1,614,702
Kohl’s Corp.	1,053	53,650
L Brands, Inc.	1,573	28,503
Las Vegas Sands Corp.	2,286	157,826
Leggett & Platt, Inc.	900	45,747
Lennar Corp. Cl A	1,888	105,331
LKQ Corp.*	2,082	74,328
Lowe’s Cos., Inc.	5,201	622,872
Macy’s, Inc.	2,083	35,411
Marriott International, Inc. Cl A	1,852	280,448
McDonald’s Corp.	5,111	1,009,985
MGM Resorts International	3,483	115,880
Mohawk Industries, Inc.*	405	55,234
Newell Brands, Inc.	2,587	49,722
NIKE, Inc. Cl B	8,439	854,955
Nordstrom, Inc.	718	29,388
Norwegian Cruise Line Hldgs. Ltd.*	1,431	83,585
NVR, Inc.*	23	87,593
O’Reilly Automotive, Inc.*	517	226,580
PulteGroup, Inc.	1,717	66,620
PVH Corp.	501	52,680
Ralph Lauren Corp. Cl A	336	39,386
Ross Stores, Inc.	2,454	285,695
Royal Caribbean Cruises Ltd.	1,149	153,403
Starbucks Corp.	8,045	707,316
Tapestry, Inc.	1,843	49,706
Target Corp.	3,433	440,145
Tiffany & Co.	734	98,099
TJX Cos., Inc.	8,231	502,585
Tractor Supply Co.	799	74,658
Ulta Beauty, Inc.*	389	98,471
Under Armour, Inc. Cl A*	1,258	27,173
Under Armour, Inc. Cl C*	1,307	25,068
VF Corp.	2,207	219,949
Whirlpool Corp.	428	63,143
Wynn Resorts Ltd.	653	90,681
Yum! Brands, Inc.	2,053	206,799

		17,684,556

CONSUMER STAPLES (4.2%)
Altria Group, Inc.	12,613	629,515
Archer-Daniels-Midland Co.	3,752	173,905
Brown-Forman Corp. Cl B	1,227	82,945
Campbell Soup Co.	1,132	55,944
Church & Dwight Co., Inc.	1,663	116,975
Clorox Co.	848	130,202
Coca-Cola Co.	26,038	1,441,203
Colgate-Palmolive Co.	5,815	400,305
Conagra Brands, Inc.	3,264	111,759
Constellation Brands, Inc. Cl A	1,129	214,228
Costco Wholesale Corp.	3,006	883,524
Coty, Inc. Cl A	1,979	22,264
Estee Lauder Cos., Inc. Cl A	1,513	312,495
General Mills, Inc.	4,104	219,810
Hershey Co.	1,005	147,715

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Hormel Foods Corp.	1,885	$85,032
JM Smucker Co.	778	81,013
Kellogg Co.	1,687	116,673
Kimberly-Clark Corp.	2,322	319,391
Kraft Heinz Co.	4,217	135,492
Kroger Co.	5,456	158,169
Lamb Weston Hldgs., Inc.	980	84,310
McCormick & Co., Inc.	842	142,913
Molson Coors Brewing Co. Cl B	1,267	68,291
Mondelez International, Inc. Cl A	9,765	537,856
Monster Beverage Corp.*	2,585	164,277
PepsiCo, Inc.	9,409	1,285,928
Philip Morris International, Inc.	10,536	896,508
Procter & Gamble Co.	16,868	2,106,813
Sysco Corp.	3,458	295,797
Tyson Foods, Inc. Cl A	1,984	180,623
Walgreens Boots Alliance, Inc.	5,068	298,809
Walmart, Inc.	9,638	1,145,380

		13,046,064

ENERGY (2.5%)
Apache Corp.	2,570	65,766
Baker Hughes, a GE Co. Cl A	4,392	112,567
Cabot Oil & Gas Corp.	2,747	47,825
Chevron Corp.	12,774	1,539,395
Cimarex Energy Co.	684	35,903
Concho Resources, Inc.	1,351	118,307
ConocoPhillips	7,405	481,547
Devon Energy Corp.	2,608	67,730
Diamondback Energy, Inc.	1,076	99,918
EOG Resources, Inc.	3,917	328,088
Exxon Mobil Corp.	28,626	1,997,522
Halliburton Co.	5,920	144,862
Helmerich & Payne, Inc.	729	33,118
Hess Corp.	1,761	117,652
HollyFrontier Corp.	999	50,659
Kinder Morgan, Inc.	13,134	278,047
Marathon Oil Corp.	5,410	73,468
Marathon Petroleum Corp.	4,370	263,293
National Oilwell Varco, Inc.	2,612	65,431
Noble Energy, Inc.	3,230	80,233
Occidental Petroleum Corp.	6,029	248,455
ONEOK, Inc.	2,779	210,287
Phillips 66	3,016	336,013
Pioneer Natural Resources Co.	1,120	169,534
Schlumberger Ltd.	9,390	377,478
TechnipFMC PLC	2,824	60,547
Valero Energy Corp.	2,771	259,504
Williams Cos., Inc.	8,186	194,172

		7,857,321

FINANCIALS (7.5%)
Aflac, Inc.	5,004	264,712
Allstate Corp.	2,198	247,165
American Express Co.	4,571	569,044
American International Group, Inc.	5,916	303,668
Ameriprise Financial, Inc.	861	143,425

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Aon PLC	1,596	$332,431
Arthur J. Gallagher & Co.	1,267	120,656
Assurant, Inc.	413	54,136
Bank of America Corp.	54,901	1,933,613
Bank of New York Mellon Corp.	5,692	286,478
Berkshire Hathaway, Inc. Cl B*	13,276	3,007,014
BlackRock, Inc. Cl A	803	403,668
Capital One Financial Corp.	3,152	324,373
Cboe Global Markets, Inc.	754	90,480
Charles Schwab Corp.	7,752	368,685
Chubb Ltd.	3,085	480,211
Cincinnati Financial Corp.	1,031	108,410
Citigroup, Inc.	14,805	1,182,771
Citizens Financial Group, Inc.	2,927	118,866
CME Group, Inc. Cl A	2,455	492,768
Comerica, Inc.	981	70,387
Discover Financial Svcs.	2,127	180,412
E*TRADE Financial Corp.	1,533	69,552
Everest Re Group Ltd.	275	76,131
Fifth Third Bancorp	4,781	146,968
First Republic Bank	1,147	134,715
Franklin Resources, Inc.	1,892	49,154
Globe Life, Inc.	676	71,149
Goldman Sachs Group, Inc.	2,164	497,569
Hartford Financial Svcs. Group, Inc.	2,450	148,886
Huntington Bancshares, Inc.	6,961	104,972
Intercontinental Exchange, Inc.	3,788	350,579
Invesco Ltd.	2,563	46,083
JPMorgan Chase & Co.	21,278	2,966,153
KeyCorp	6,634	134,272
Lincoln National Corp.	1,350	79,664
Loews Corp.	1,734	91,018
M&T Bank Corp.	889	150,908
MarketAxess Hldgs., Inc.	257	97,431
Marsh & McLennan Cos., Inc.	3,435	382,693
MetLife, Inc.	5,296	269,937
Moody’s Corp.	1,102	261,626
Morgan Stanley	8,340	426,341
MSCI, Inc. Cl A	580	149,745
Nasdaq, Inc.	780	83,538
Northern Trust Corp.	1,445	153,517
People’s United Financial, Inc.	2,988	50,497
PNC Financial Svcs. Group, Inc.	2,967	473,622
Principal Financial Group, Inc.	1,767	97,185
Progressive Corp.	3,944	285,506
Prudential Financial, Inc.	2,721	255,067
Raymond James Financial, Inc.	839	75,057
Regions Financial Corp.	6,531	112,072
S&P Global, Inc.	1,667	455,174
State Street Corp.	2,462	194,744
SVB Financial Group*	347	87,111
Synchrony Financial	4,032	145,192
T. Rowe Price Group, Inc.	1,582	192,751
Travelers Cos., Inc.	1,751	239,799
Truist Financial Corp.	9,047	509,527
U.S. Bancorp	9,624	570,607

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Unum Group	1,400	$40,824
Wells Fargo & Co.	26,144	1,406,547
Willis Towers Watson PLC	875	176,698
WR Berkley Corp.	982	67,856
Zions Bancorporation	1,153	59,864

		23,521,674

HEALTH CARE (8.2%)
Abbott Laboratories	12,091	1,050,224
AbbVie, Inc.	9,893	875,926
ABIOMED, Inc.*	308	52,542
Agilent Technologies, Inc.	2,105	179,578
Alexion Pharmaceuticals, Inc.*	1,511	163,415
Align Technology, Inc.*	484	135,055
Allergan PLC	2,214	423,251
AmerisourceBergen Corp. Cl A	1,019	86,635
Amgen, Inc.	4,018	968,619
Anthem, Inc.	1,716	518,284
Baxter International, Inc.	3,473	290,412
Becton Dickinson & Co.	1,843	501,241
Biogen, Inc.*	1,221	362,307
Boston Scientific Corp.*	9,459	427,736
Bristol-Myers Squibb Co.	15,921	1,021,969
Cardinal Health, Inc.	1,955	98,884
Centene Corp.*	2,796	175,785
Cerner Corp.	2,128	156,174
Cigna Corp.	2,521	515,519
Cooper Cos., Inc.	335	107,632
CVS Health Corp.	8,793	653,232
Danaher Corp.	4,328	664,262
DaVita, Inc.*	614	46,068
DENTSPLY SIRONA, Inc.	1,513	85,621
Edwards Lifesciences Corp.*	1,404	327,539
Eli Lilly & Co.	5,761	757,168
Gilead Sciences, Inc.	8,547	555,384
HCA Healthcare, Inc.	1,801	266,206
Henry Schein, Inc.*	1,016	67,788
Hologic, Inc.*	1,815	94,761
Humana, Inc.	897	328,768
IDEXX Laboratories, Inc.*	576	150,411
Illumina, Inc.*	999	331,408
Incyte Corp.*	1,220	106,531
Intuitive Surgical, Inc.*	785	464,053
IQVIA Hldgs., Inc.*	1,216	187,884
Johnson & Johnson	17,767	2,591,672
Laboratory Corp. of America Hldgs.*	659	111,483
McKesson Corp.	1,216	168,197
Medtronic PLC	9,118	1,034,437
Merck & Co., Inc.	17,254	1,569,251
Mettler-Toledo International, Inc.*	167	132,478
Mylan NV*	3,490	70,149
PerkinElmer, Inc.	754	73,213
Perrigo Co. PLC	926	47,837
Pfizer, Inc.	37,378	1,464,470
Quest Diagnostics, Inc.	909	97,072

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Regeneron Pharmaceuticals, Inc.*	539	$202,384
ResMed, Inc.	980	151,871
STERIS PLC	577	87,946
Stryker Corp.	2,181	457,879
Teleflex, Inc.	314	118,202
Thermo Fisher Scientific, Inc.	2,715	882,022
UnitedHealth Group, Inc.	6,447	1,895,289
Universal Health Svcs., Inc. Cl B	546	78,329
Varian Medical Systems, Inc.*	615	87,336
Vertex Pharmaceuticals, Inc.*	1,741	381,192
Waters Corp.*	439	102,572
WellCare Health Plans, Inc.*	340	112,272
Zimmer Biomet Hldgs., Inc.	1,397	209,103
Zoetis, Inc. Cl A	3,208	424,579

		25,749,507

INDUSTRIALS (5.3%)
3M Co.	3,896	687,332
Alaska Air Group, Inc.	833	56,436
Allegion PLC	630	78,460
American Airlines Group, Inc.	2,633	75,514
AMETEK, Inc.	1,548	154,397
AO Smith Corp.	930	44,305
Arconic, Inc.	2,625	80,771
Boeing Co.	3,646	1,187,721
Caterpillar, Inc.	3,738	552,028
CH Robinson Worldwide, Inc.	913	71,397
Cintas Corp.	570	153,375
Copart, Inc.*	1,385	125,952
CSX Corp.	5,271	381,410
Cummins, Inc.	1,038	185,761
Deere & Co.	2,129	368,871
Delta Air Lines, Inc.	3,898	227,955
Dover Corp.	984	113,416
Eaton Corp. PLC	2,804	265,595
Emerson Electric Co.	4,137	315,488
Equifax, Inc.	822	115,179
Expeditors International of Washington, Inc.	1,153	89,957
Fastenal Co.	3,894	143,883
FedEx Corp.	1,629	246,321
Flowserve Corp.	885	44,046
Fortive Corp.	2,010	153,544
Fortune Brands Home & Security, Inc.	940	61,420
General Dynamics Corp.	1,592	280,749
General Electric Co.	59,157	660,192
Honeywell International, Inc.	4,841	856,857
Huntington Ingalls Industries, Inc.	278	69,745
IDEX Corp.	513	88,236
IHS Markit Ltd.*	3,156	237,805
Illinois Tool Works, Inc.	1,972	354,230
Ingersoll-Rand PLC	1,618	215,065
Jacobs Engineering Group, Inc.	913	82,015
JB Hunt Transport Svcs., Inc.	577	67,382
Johnson Controls International PLC	5,214	212,262

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Kansas City Southern	673	$103,077
L-3 Harris Technologies, Inc.	1,493	295,420
Lockheed Martin Corp.	1,678	653,380
Masco Corp.	1,931	92,669
Nielsen Hldgs. PLC	2,387	48,456
Norfolk Southern Corp.	1,757	341,086
Northrop Grumman Corp.	1,061	364,952
Old Dominion Freight Line, Inc.	430	81,605
PACCAR, Inc.	2,347	185,648
Parker-Hannifin Corp.	871	179,269
Pentair PLC	1,138	52,200
Quanta Svcs., Inc.	958	39,000
Raytheon Co.	1,897	416,847
Republic Svcs., Inc. Cl A	1,428	127,992
Robert Half International, Inc.	801	50,583
Rockwell Automation, Inc.	781	158,285
Rollins, Inc.	954	31,635
Roper Technologies, Inc.	707	250,441
Snap-on, Inc.	371	62,847
Southwest Airlines Co.	3,213	173,438
Stanley Black & Decker, Inc.	1,027	170,215
Textron, Inc.	1,541	68,729
TransDigm Group, Inc.	339	189,840
Union Pacific Corp.	4,681	846,278
United Airlines Hldgs., Inc.*	1,473	129,757
United Parcel Svc., Inc. Cl B	4,747	555,684
United Rentals, Inc.*	509	84,886
United Technologies Corp.	5,511	825,327
Verisk Analytics, Inc. Cl A	1,115	166,514
Waste Management, Inc.	2,653	302,336
Westinghouse Air Brake Technologies Corp.	1,229	95,615
WW Grainger, Inc.	295	99,863
Xylem, Inc.	1,219	96,044

		16,444,990

INFORMATION TECHNOLOGY (13.5%)
Accenture PLC Cl A	4,277	900,608
Adobe, Inc.*	3,277	1,080,787
Advanced Micro Devices, Inc.*	7,581	347,665
Akamai Technologies, Inc.*	1,091	94,241
Alliance Data Systems Corp.	276	30,967
Amphenol Corp. Cl A	2,009	217,434
Analog Devices, Inc.	2,485	295,317
ANSYS, Inc.*	581	149,555
Apple, Inc.	28,355	8,326,446
Applied Materials, Inc.	6,239	380,829
Arista Networks, Inc.*	365	74,241
Autodesk, Inc.*	1,499	275,007
Automatic Data Processing, Inc.	2,935	500,417
Broadcom, Inc.	2,695	851,674
Broadridge Financial Solutions, Inc.	780	96,361
Cadence Design Systems, Inc.*	1,914	132,755
CDW Corp.	979	139,840
Cisco Systems, Inc.	28,836	1,382,975
Citrix Systems, Inc.	831	92,158

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Cognizant Technology Solutions Corp. Cl A	3,704	$229,722
Corning, Inc.	5,222	152,012
DXC Technology Co.	1,724	64,805
F5 Networks, Inc.*	403	56,279
Fidelity National Information Svcs., Inc.	4,180	581,396
Fiserv, Inc.*	3,898	450,726
FleetCor Technologies, Inc.*	585	168,316
FLIR Systems, Inc.	912	47,488
Fortinet, Inc.*	977	104,304
Gartner, Inc.*	606	93,385
Global Payments, Inc.	2,044	373,153
Hewlett Packard Enterprise Co.	8,824	139,949
HP, Inc.	10,010	205,705
Intel Corp.	29,445	1,762,283
International Business Machines Corp.	5,980	801,559
Intuit, Inc.	1,774	464,664
IPG Photonics Corp.*	242	35,071
Jack Henry & Associates, Inc.	520	75,748
Juniper Networks, Inc.	2,256	55,565
Keysight Technologies, Inc.*	1,287	132,085
KLA Corp.	1,071	190,820
Lam Research Corp.	980	286,552
Leidos Hldgs., Inc.	899	88,003
Mastercard, Inc. Cl A	6,022	1,798,109
Maxim Integrated Products, Inc.	1,815	111,641
Microchip Technology, Inc.	1,606	168,180
Micron Technology, Inc.*	7,585	407,921
Microsoft Corp.	51,636	8,142,997
Motorola Solutions, Inc.	1,164	187,567
NetApp, Inc.	1,564	97,359
NortonLifeLock, Inc.	3,893	99,349
NVIDIA Corp.	4,150	976,495
Oracle Corp.	14,671	777,270
Paychex, Inc.	2,162	183,900
PayPal Hldgs., Inc.*	7,990	864,278
Qorvo, Inc.*	789	91,706
QUALCOMM, Inc.	7,744	683,253
Salesforce.com, Inc.*	6,031	980,882
Seagate Technology PLC	1,563	92,998
ServiceNow, Inc.*	1,281	361,652
Skyworks Solutions, Inc.	1,142	138,045
Synopsys, Inc.*	1,026	142,819
TE Connectivity Ltd.	2,271	217,653
Texas Instruments, Inc.	6,299	808,099
VeriSign, Inc.*	702	135,261
Visa, Inc. Cl A	11,585	2,176,822
Western Digital Corp.	1,987	126,115
Western Union Co.	2,817	75,439
Xerox Hldgs. Corp.	1,267	46,714
Xilinx, Inc.	1,677	163,960
Zebra Technologies Corp. Cl A*	369	94,258

		42,079,609

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,489	$349,900
Albemarle Corp.	716	52,297
Amcor PLC	10,981	119,034
Avery Dennison Corp.	569	74,437
Ball Corp.	2,213	143,115
Celanese Corp. Cl A	821	101,081
CF Industries Hldgs., Inc.	1,451	69,271
Corteva, Inc.	5,068	149,810
Dow, Inc.	5,021	274,799
DuPont de Nemours, Inc.	5,013	321,835
Eastman Chemical Co.	926	73,395
Ecolab, Inc.	1,692	326,539
FMC Corp.	877	87,542
Freeport-McMoRan, Inc.	9,857	129,324
International Flavors & Fragrances, Inc.	722	93,153
International Paper Co.	2,665	122,723
Linde PLC	3,641	775,169
LyondellBasell Industries NV Cl A	1,740	164,395
Martin Marietta Materials, Inc.	425	118,847
Mosaic Co.	2,344	50,724
Newmont Goldcorp Corp.	5,535	240,495
Nucor Corp.	2,060	115,937
Packaging Corp. of America	643	72,009
PPG Industries, Inc.	1,608	214,652
Sealed Air Corp.	1,049	41,782
Sherwin-Williams Co.	560	326,782
Vulcan Materials Co.	903	130,023
WestRock Co.	1,746	74,921

		4,813,991

REAL ESTATE (1.7%)
Alexandria Real Estate Equities, Inc.	779	125,871
American Tower Corp.	3,002	689,920
Apartment Investment & Management Co. Cl A	1,010	52,167
AvalonBay Communities, Inc.	942	197,538
Boston Properties, Inc.	978	134,827
CBRE Group, Inc. Cl A*	2,273	139,312
Crown Castle International Corp.	2,807	399,015
Digital Realty Trust, Inc.	1,417	169,672
Duke Realty Corp.	2,489	86,294
Equinix, Inc.	582	339,713
Equity Residential	2,362	191,133
Essex Property Trust, Inc.	448	134,785
Extra Space Storage, Inc.	881	93,051
Federal Realty Investment Trust	476	61,276
Healthpeak Properties, Inc.	3,345	115,302
Host Hotels & Resorts, Inc.	4,857	90,097
Iron Mountain, Inc.	1,944	61,955

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Kimco Realty Corp.	2,858	$59,189
Mid-America Apartment Communities, Inc.	774	102,060
Prologis, Inc.	4,276	381,163
Public Storage	1,018	216,793
Realty Income Corp.	2,202	162,133
Regency Centers Corp.	1,134	71,544
SBA Communications Corp. Cl A	770	185,562
Simon Property Group, Inc.	2,067	307,900
SL Green Realty Corp.	556	51,085
UDR, Inc.	1,977	92,326
Ventas, Inc.	2,516	145,274
Vornado Realty Trust	1,076	71,554
Welltower, Inc.	2,743	224,323
Weyerhaeuser Co.	5,032	151,966

		5,304,800

UTILITIES (2.0%)
AES Corp.	4,473	89,013
Alliant Energy Corp.	1,628	89,084
Ameren Corp.	1,659	127,411
American Electric Power Co., Inc.	3,340	315,663
American Water Works Co., Inc.	1,225	150,491
Atmos Energy Corp.	804	89,935
CenterPoint Energy, Inc.	3,419	93,236
CMS Energy Corp.	1,922	120,779
Consolidated Edison, Inc.	2,254	203,919
Dominion Energy, Inc.	5,582	462,301
DTE Energy Co.	1,301	168,961
Duke Energy Corp.	4,929	449,574
Edison International	2,391	180,305
Entergy Corp.	1,349	161,610
Evergy, Inc.	1,550	100,889
Eversource Energy	2,189	186,218
Exelon Corp.	6,599	300,848
FirstEnergy Corp.	3,663	178,022
NextEra Energy, Inc.	3,317	803,245
NiSource, Inc.	2,521	70,185
NRG Energy, Inc.	1,694	67,336
Pinnacle West Capital Corp.	762	68,527
PPL Corp.	4,928	176,817
Public Svc. Enterprise Group, Inc.	3,438	203,014
Sempra Energy	1,911	289,478
Southern Co.	7,118	453,417
WEC Energy Group, Inc.	2,141	197,465
Xcel Energy, Inc.	3,546	225,137

		6,022,880

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $104,229,042 ) 58.1%		181,301,859

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	1.51	01/28/20	$400,000	$399,549

COMMERCIAL PAPER (1.6%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	5,000,000	4,999,794

TOTAL INDEXED ASSETS-SHORT TERM-DEBT (1.7%) (Cost: $5,399,343) 1.7%					5,399,343

TOTAL INDEXED ASSETS (Cost: $109,628,385) 59.8%					186,701,202

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.0%)
Cogent Communications Hldgs., Inc.	2,255	$148,402
Discovery, Inc. Cl A*	4,033	132,040
Discovery, Inc. Cl C*	22,606	689,257
Gray Television, Inc.*	7,450	159,728
Nexstar Media Group, Inc. Cl A	2,002	234,734
ORBCOMM, Inc.*	28,848	121,450
Shenandoah Telecommunications Co.	6,981	290,479
Take-Two Interactive Software, Inc.*	1,822	223,068
TEGNA, Inc.	22,581	376,877
ViacomCBS, Inc. Cl B	3,627	152,225
World Wrestling Entertainment, Inc. Cl A	1,456	94,451
Zayo Group Hldgs., Inc.*	3,659	126,784
Zynga, Inc. Cl A*	56,899	348,222

		3,097,717

CONSUMER DISCRETIONARY (3.9%)
AutoZone, Inc.*	739	880,378
Bloomin’ Brands, Inc.	37,723	832,547
BorgWarner, Inc.	6,818	295,765
Bright Horizons Family Solutions, Inc.*	1,606	241,366
Caleres, Inc.	14,059	333,901
Capri Hldgs. Ltd.*	9,421	359,412
Chegg, Inc.*	3,258	123,511
Dave & Buster’s Entertainment, Inc.	11,477	461,031
Dollar General Corp.	1,363	212,601
Eldorado Resorts, Inc.*	7,806	465,550
Etsy, Inc.*	3,574	158,328
Expedia Group, Inc.	939	101,543
Five Below, Inc.*	5,346	683,540
Foot Locker, Inc.	2,641	102,973
Fox Factory Hldg. Corp.*	1,492	103,798
Grand Canyon Education, Inc.*	1,281	122,707
Haverty Furniture Cos., Inc.	20,181	406,849
Hilton Grand Vacations, Inc.*	3,637	125,076
Lithia Motors, Inc. Cl A	4,843	711,921
Marriott Vacations Worldwide Corp.	8,895	1,145,320
NVR, Inc.*	87	331,332
Playa Hotels & Resorts NV*	33,727	283,307
Qurate Retail, Inc.*	3,861	32,548
Ralph Lauren Corp. Cl A	4,401	515,885
Red Rock Resorts, Inc. Cl A	15,180	363,561
Skyline Champion Corp.*	5,749	182,243
Sonic Automotive, Inc. Cl A	11,203	347,293
Sonos, Inc.*	10,292	160,761
Steven Madden Ltd.	12,811	551,001
Taylor Morrison Home Corp. Cl A*	5,793	126,635
Thor Industries, Inc.	6,823	506,881
Tractor Supply Co.	5,264	491,867
ZAGG, Inc.*	36,473	295,796

		12,057,227

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (1.0%)
Church & Dwight Co., Inc.	7,886	$554,702
Constellation Brands, Inc. Cl A	5,841	1,108,330
Crimson Wine Group Ltd.*	40,299	298,213
Freshpet, Inc.*	3,504	207,051
Ingredion, Inc.	1,082	100,572
JM Smucker Co.	2,574	268,030
Tyson Foods, Inc. Cl A	1,458	132,736
Vector Group Ltd.	16,520	221,202
WD-40 Co.	1,034	200,741

		3,091,577

ENERGY (1.3%)
Baker Hughes, a GE Co. Cl A	4,079	104,545
Callon Petroleum Co.*	44,912	216,925
Cheniere Energy, Inc.*	2,264	138,262
Continental Resources, Inc.*	7,686	263,630
CrossAmerica Partners LP*	9,303	167,919
Devon Energy Corp.	11,803	306,524
Hess Corp.	1,786	119,323
Kosmos Energy Ltd.	99,089	564,807
Matrix Svc. Co.*	11,204	256,348
MPLX LP	4,708	119,866
Noble Energy, Inc.	7,309	181,556
PBF Energy, Inc. Cl A	28,962	908,538
PDC Energy, Inc.*	5,713	149,509
ProPetro Hldg. Corp.*	15,927	179,178
Williams Cos., Inc.	22,427	531,968

		4,208,898

FINANCIALS (7.0%)
Allegiance Bancshares, Inc.*	5,345	200,972
American Equity Investment Life Hldg. Co.	12,609	377,387
American Financial Group, Inc.	2,864	314,038
Ameriprise Financial, Inc.	3,894	648,663
Argo Group International Hldgs. Ltd.	4,563	300,017
Associated Banc-Corp.	11,113	244,931
Assurant, Inc.	2,889	378,690
BancFirst Corp.	7,967	497,459
Bank of Marin Bancorp	4,064	183,083
BankUnited, Inc.	5,350	195,596
Banner Corp.	7,394	418,426
Blackstone Mortgage Trust, Inc. Cl A	9,118	339,372
Brookline Bancorp, Inc.	28,381	467,151
Brown & Brown, Inc.	8,527	336,646
Bryn Mawr Bank Corp.	8,088	333,549
Cadence BanCorporation Cl A	13,344	241,927
Cboe Global Markets, Inc.	2,552	306,240
Citizens Financial Group, Inc.	2,111	85,728
Columbia Banking System, Inc.	4,211	171,325
Dime Community Bancshares, Inc.	13,700	286,193
Discover Financial Svcs.	6,757	573,129
Ellington Financial, Inc.	24,896	456,344
Enterprise Financial Svcs. Corp.	8,157	393,249

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Essent Group Ltd.	10,046	$522,292
Everest Re Group Ltd.	1,606	444,605
Fifth Third Bancorp	20,922	643,142
First Interstate BancSystem, Inc. Cl A	11,176	468,498
First Merchants Corp.	5,885	244,757
First Republic Bank	2,867	336,729
Flushing Financial Corp.	9,804	211,815
Great Southern Bancorp, Inc.	3,544	224,406
Hartford Financial Svcs. Group, Inc.	11,083	673,514
Heritage Commerce Corp.	17,144	219,958
Heritage Financial Corp.	5,154	145,858
Houlihan Lokey, Inc. Cl A.	3,967	193,867
IBERIABANK Corp.	4,482	335,388
Investors Bancorp, Inc.	12,605	150,189
iShares Micro-Cap ETF	3,214	319,761
iShares Russell 2000 Growth ETF	969	207,579
iShares Russell Mid-Cap ETF	7,317	436,240
KeyCorp	15,047	304,551
Lincoln National Corp.	3,655	215,681
M&T Bank Corp.	3,403	577,659
Marlin Business Svcs. Corp.	13,115	288,268
Moelis & Co. Cl A	7,271	232,090
National Bank Hldgs. Corp.	3,794	133,625
Northfield Bancorp, Inc.	16,908	286,760
Peoples Bancorp, Inc.	7,017	243,209
People’s United Financial, Inc.	4,690	79,261
Primerica, Inc.	3,538	461,921
Progressive Corp.	5,255	380,410
Raymond James Financial, Inc.	3,655	326,976
Reinsurance Group of America, Inc. Cl A	3,598	586,690
Selective Insurance Group, Inc.	9,866	643,165
Starwood Property Trust, Inc.	30,944	769,268
Sterling Bancorp	6,602	139,170
Stifel Financial Corp.	4,344	263,464
Stock Yards Bancorp, Inc.	16,681	684,922
SVB Financial Group*	387	97,152
Synchrony Financial	2,325	83,724
TriCo Bancshares	5,538	226,006
UMB Financial Corp.	3,866	265,362
Voya Financial, Inc.	6,075	370,454
Western Alliance Bancorp	4,317	246,068
Wintrust Financial Corp.	1,343	95,218
Zions Bancorporation	4,907	254,771

		21,784,558

HEALTH CARE (4.8%)
ABIOMED, Inc.*	998	170,249
Acadia Healthcare Co., Inc.*	7,185	238,686
ACADIA Pharmaceuticals, Inc.*	5,264	225,194
Acceleron Pharma, Inc.*	2,839	150,524
Agilent Technologies, Inc.	6,710	572,430
Alder Biopharmaceuticals, Inc. — contingent value rights*	6,072	5,343	††
Alnylam Pharmaceuticals, Inc.*	995	114,594

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Amicus Therapeutics, Inc.*	9,951	$96,923
Arrowhead Pharmaceuticals, Inc.*	2,640	167,455
AxoGen, Inc.*	4,218	75,460
Biohaven Pharmaceutical Hldg. Co. Ltd.*	2,335	127,117
Blueprint Medicines Corp.*	2,113	169,272
Boston Scientific Corp.*	783	35,407
CareDx, Inc.*	3,134	67,600
Centene Corp.*	7,491	470,959
Chemed Corp.	710	311,875
CRISPR Therapeutics AG*	1,895	115,415
Emergent BioSolutions, Inc.*	5,216	281,403
Encompass Health Corp.	3,059	211,897
Exact Sciences Corp.*	1,742	161,100
FibroGen, Inc.*	1,764	75,658
Global Blood Therapeutics, Inc.*	2,598	206,515
Globus Medical, Inc. Cl A*	3,663	215,677
Haemonetics Corp.*	1,043	119,841
HealthEquity, Inc.*	5,282	391,238
Hill-Rom Hldgs., Inc.	3,645	413,817
Horizon Therapeutics PLC*	16,108	583,110
Humana, Inc.	718	263,162
ICU Medical, Inc.*	1,534	287,042
Incyte Corp.*	1,477	128,972
Insmed, Inc.*	5,365	128,116
Insulet Corp.*	1,006	172,227
Intersect ENT, Inc.*	3,925	97,732
Invitae Corp.*	4,632	74,714
iRhythm Technologies, Inc.*	2,485	169,204
Karyopharm Therapeutics, Inc.*	10,848	207,956
Krystal Biotech, Inc.*	1,448	80,190
LHC Group, Inc.*	2,598	357,900
Madrigal Pharmaceuticals, Inc.*	1,085	98,854
Masimo Corp.*	1,618	255,741
Medpace Hldgs., Inc.*	1,795	150,888
Mettler-Toledo International, Inc.*	396	314,139
Natera, Inc.*	4,046	136,310
Neogen Corp.*	2,442	159,365
NeoGenomics, Inc.*	6,830	199,778
Neurocrine Biosciences, Inc.*	1,977	212,508
Novocure Ltd.*	2,412	203,259
Omnicell, Inc.*	3,366	275,070
Orchard Therapeutics PLC*	3,962	54,478
Pacific Biosciences of California, Inc.*	16,025	82,368
Penumbra, Inc.*	1,293	212,401
Quidel Corp.*	1,568	117,647
Repligen Corp.*	3,224	298,220
Sage Therapeutics, Inc.*	1,783	128,715
SeaSpine Hldgs. Corp.*	9,239	110,960
Sientra, Inc.*	31,175	278,704
Simulations Plus, Inc.	3,517	102,239
STAAR Surgical Co.*	2,756	96,929
Supernus Pharmaceuticals, Inc.*	19,715	467,640
Syneos Health, Inc. Cl A*	2,068	122,994
Tabula Rasa HealthCare, Inc.*	2,961	144,141

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Tactile Systems Technology, Inc.*	2,544	$171,745
Tandem Diabetes Care, Inc.*	3,391	202,138
Teladoc Health, Inc.*	2,900	242,788
Ultragenyx Pharmaceutical, Inc.*	1,774	75,768
US Physical Therapy, Inc.	1,552	177,471
Veeva Systems, Inc. Cl A*	2,354	331,114
Vericel Corp.*	18,821	327,485
Waters Corp.*	620	144,863
Wright Medical Group NV*	6,624	201,900
Xencor, Inc.*	4,398	151,248
Zimmer Biomet Hldgs., Inc.	3,939	589,590
Zoetis, Inc. Cl A	1,575	208,451
Zogenix, Inc.*	2,496	130,116

		14,919,999

INDUSTRIALS (5.8%)
AAR Corp.	5,318	239,842
Alamo Group, Inc.	1,618	203,140
Alaska Air Group, Inc.	7,612	515,713
Applied Industrial Technologies, Inc.	4,093	272,962
Brink’s Co.	6,017	545,622
Builders FirstSource, Inc.*	1,858	47,212
Carlisle Cos., Inc.	3,318	536,985
CH Robinson Worldwide, Inc.	1,901	148,658
Dover Corp.	3,000	345,780
Echo Global Logistics, Inc.*	5,017	103,852
EMCOR Group, Inc.	4,209	363,237
Encore Wire Corp.	7,297	418,848
EnerSys	2,513	188,048
ESCO Technologies, Inc.	2,029	187,682
Exponent, Inc.	3,855	266,034
Fortive Corp.	1,803	137,731
Generac Hldgs., Inc.*	3,810	383,248
Gorman-Rupp Co.	8,333	312,488
HD Supply Hldgs., Inc.*	4,084	164,258
Heidrick & Struggles International, Inc.	5,247	170,528
Hillenbrand, Inc.	9,458	315,046
Hubbell, Inc. Cl B	1,583	233,999
IAA, Inc.*	15,204	715,500
John Bean Technologies Corp.	1,679	189,156
Kirby Corp.*	3,933	352,121
Knoll, Inc.	4,043	102,126
Kratos Defense & Security Solutions, Inc.*	22,645	407,836
L-3 Harris Technologies, Inc.	6,042	1,195,530
Lennox International, Inc.	1,709	416,945
Lincoln Electric Hldgs., Inc.	2,645	255,851
Mercury Systems, Inc.*	2,555	176,576
Miller Industries, Inc.	18,884	701,163
Mueller Industries, Inc.	32,816	1,041,908
Old Dominion Freight Line, Inc.	4,390	833,135
Oshkosh Corp.	2,461	232,934
Quad/Graphics, Inc.	30,299	141,496
Quanta Svcs., Inc.	4,904	199,642

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Rockwell Automation, Inc.	2,345	$475,261
Roper Technologies, Inc.	644	228,124
Saia, Inc.*	1,848	172,086
Simpson Manufacturing Co., Inc.	4,198	336,806
Spirit Airlines, Inc.*	13,178	531,205
SPX FLOW, Inc.*	3,157	154,283
Stanley Black & Decker, Inc.	2,313	383,357
Stericycle, Inc.*	2,317	147,848
Teledyne Technologies, Inc.*	1,132	392,283
TransUnion	2,440	208,888
Trex Co., Inc.*	5,470	491,644
United Rentals, Inc.*	1,985	331,038
Universal Forest Products, Inc.	6,863	327,365
US Ecology, Inc.	2,617	151,550
VSE Corp.	10,060	382,682
Werner Enterprises, Inc.	2,432	88,500
Willdan Group, Inc.*	5,810	184,642

		18,050,394

INFORMATION TECHNOLOGY (5.6%)
Akoustis Technologies, Inc.*	15,945	127,560
Altair Engineering, Inc. Cl A*	4,840	173,804
Amphenol Corp. Cl A	3,929	425,236
Analog Devices, Inc.	3,491	414,871
Anixter International, Inc.*	1,897	174,714
Blackline, Inc.*	2,614	134,778
Cabot Microelectronics Corp.	1,072	154,711
Cardtronics PLC Cl A*	9,089	405,824
Ciena Corp.*	2,462	105,103
Cloudera, Inc.*	20,677	240,474
Cohu, Inc.	14,706	336,032
Cornerstone OnDemand, Inc.*	2,566	150,239
Cypress Semiconductor Corp.	10,333	241,069
DXC Technology Co.	5,698	214,188
EchoStar Corp. Cl A*	2,451	106,153
Enphase Energy, Inc.*	9,858	257,590
EPAM Systems, Inc.*	2,428	515,124
Euronet Worldwide, Inc.*	2,448	385,707
Everspin Technologies, Inc.*	15,726	82,719
Fidelity National Information Svcs., Inc.	803	111,689
Fiserv, Inc.*	4,663	539,182
Five9, Inc.*	9,043	593,040
Global Payments, Inc.	3,913	714,357
Globant S.A.*	1,433	151,970
Guidewire Software, Inc.*	2,258	247,861
II-VI, Inc.*	11,140	375,084
Itron, Inc.*	2,044	171,594
KEMET Corp.	8,449	228,545
KLA Corp.	1,635	291,308
Lattice Semiconductor Corp.*	6,223	119,108
LivePerson, Inc.*	6,248	231,176
LogMeIn, Inc.	1,222	104,774
Lumentum Hldgs., Inc.*	4,715	373,900
ManTech International Corp. Cl A	2,818	225,102
MaxLinear, Inc. Cl A*	7,254	153,930

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Microchip Technology, Inc.	1,976	$206,927
MKS Instruments, Inc.	4,509	496,035
Monolithic Power Systems, Inc.	1,195	212,734
Motorola Solutions, Inc.	1,130	182,088
New Relic, Inc.*	2,450	160,990
Nokia OYJ	16,169	59,987
Novanta, Inc.*	2,115	187,051
Palo Alto Networks, Inc.*	786	181,762
Perficient, Inc.*	11,207	516,306
Perspecta, Inc.	9,698	256,415
Ping Identity Hldg. Corp.*	4,863	118,171
Plexus Corp.*	2,429	186,887
Proofpoint, Inc.*	4,433	508,820
PTC, Inc.*	4,973	372,428
Pure Storage, Inc. Cl A*	17,662	302,197
Q2 Hldgs., Inc.*	2,765	224,186
Qorvo, Inc.*	1,476	171,556
Rapid7, Inc.*	7,830	438,637
RealPage, Inc.*	3,509	188,609
Richardson Electronics Ltd.*	36,798	207,173
SailPoint Technologies Hldg., Inc.*	6,005	141,718
Science Applications International Corp.	2,214	192,662
Semtech Corp.*	2,261	119,607
Sequans Communications S.A.*	15,049	45,147
Silicon Laboratories, Inc.*	1,938	224,769
SiTime Corp.*	3,461	88,256
Splunk, Inc.*	2,769	414,713
Square, Inc. Cl A*	2,403	150,331
SYNNEX Corp.	4,761	613,216
Synopsys, Inc.*	1,864	259,469
ViaSat, Inc.*	2,291	167,690
Western Digital Corp.	1,576	100,028
Xilinx, Inc.	1,883	184,100
Xperi Corp.	7,400	136,900
Xura, Inc.*	5,707	171,372	††
Zendesk, Inc.*	2,199	168,509

		17,635,962

MATERIALS (2.0%)
Ashland Global Hldgs., Inc.	5,473	418,849
Berry Global Group, Inc.*	3,316	157,477
Boise Cascade Co.	3,574	130,558
Cleveland-Cliffs, Inc.	30,447	255,755
Compass Minerals International, Inc.	2,853	173,919
Crown Hldgs., Inc.*	12,147	881,143
Ferroglobe Representation & Warranty Insurance Trust*	6,080	0	††
FMC Corp.	1,666	166,300
Freeport-McMoRan, Inc.	19,898	261,062
Ingevity Corp.*	2,795	244,227
Innospec, Inc.	1,659	171,607
International Flavors & Fragrances, Inc.	808	104,249
International Paper Co.	3,804	175,174

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Kraton Corp.*	3,299	$83,531
Mosaic Co.	5,371	116,229
Newmont Goldcorp Corp.	11,625	505,106
Nucor Corp.	2,208	124,266
Olin Corp.	14,332	247,227
Packaging Corp. of America	7,115	796,808
PolyOne Corp.	5,988	220,299
Quaker Chemical Corp.	1,832	301,401
Royal Gold, Inc.	1,725	210,881
Steel Dynamics, Inc.	9,776	332,774
Vulcan Materials Co.	2,233	321,530

		6,400,372

REAL ESTATE (3.9%)
Alexander’s, Inc.	660	218,031
American Campus Communities, Inc.	3,354	157,739
Americold Realty Trust	14,715	515,908
Apartment Investment & Management Co. Cl A	4,349	224,626
AvalonBay Communities, Inc.	1,178	247,027
Brandywine Realty Trust	51,963	818,417
Camden Property Trust	2,621	278,088
CareTrust REIT, Inc.	6,509	134,281
Chatham Lodging Trust	8,324	152,662
Consolidated-Tomoka Land Co.	1,871	112,859
Cousins Properties, Inc.	8,797	362,436
Duke Realty Corp.	26,002	901,489
Easterly Government Properties, Inc.	36,882	875,210
Equity LifeStyle Properties, Inc.	1,880	132,333
Essex Property Trust, Inc.	667	200,674
GEO Group, Inc.	24,401	405,301
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,933	94,384
Highwoods Properties, Inc.	6,924	338,653
Host Hotels & Resorts, Inc.	22,652	420,195
Industrial Logistics Properties Trust	10,177	228,168
JBG SMITH Properties	6,103	243,449
Kilroy Realty Corp.	7,607	638,227
Liberty Property Trust	2,692	161,655
Macerich Co.	2,118	57,017
Medical Properties Trust, Inc.	16,111	340,103
Park Hotels & Resorts, Inc.	6,516	168,569
Prologis, Inc.	1,417	126,311
QTS Realty Trust, Inc. Cl A	3,864	209,699
Redfin Corp.*	6,266	132,463
Regency Centers Corp.	982	61,954
RLJ Lodging Trust	9,106	161,358
Sabra Health Care REIT, Inc.	13,789	294,257
SBA Communications Corp. Cl A	2,279	549,217
Spirit Realty Capital, Inc.	6,830	335,899
Summit Hotel Properties, Inc.	5,831	71,955
Sun Communities, Inc.	2,685	403,018
Terreno Realty Corp.	15,293	827,963
Urstadt Biddle Properties, Inc. Cl A	3,632	90,219

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Vornado Realty Trust	1,786	$118,769
Welltower, Inc.	3,139	256,707
Weyerhaeuser Co.	3,494	105,519

		12,172,809

UTILITIES (2.6%)
AES Corp.	9,785	194,721
Ameren Corp.	4,187	321,562
Avista Corp.	7,363	354,087
Black Hills Corp.	4,037	317,066
Chesapeake Utilities Corp.	2,311	221,463
Consolidated Edison, Inc.	3,246	293,666
Edison International	4,023	303,375
Entergy Corp.	2,585	309,683
Evergy, Inc.	9,886	643,479
Eversource Energy	2,433	206,976
FirstEnergy Corp.	11,249	546,701

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Fortis, Inc.	10,555	$438,244
IDACORP, Inc.	3,245	346,566
NiSource, Inc.	19,439	541,181
Northwest Natural Hldg. Co.	3,096	228,268
NorthWestern Corp.	4,404	315,635
PNM Resources, Inc.	6,841	346,907
Portland General Electric Co.	6,605	368,493
PPL Corp.	6,557	235,265
Public Svc. Enterprise Group, Inc.	5,958	351,820
Sempra Energy	4,784	724,681
Spire, Inc.	2,633	219,356
Suburban Propane Partners LP	9,432	206,089
UGI Corp.	4,403	198,838

		8,234,122

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $100,130,620) 38.9%		121,653,635

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%):
Cargill Global Fund PLC†	A-1	1.48	01/02/20	$3,700,000	$3,699,848

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,699,848) 1.2%					3,699,848

TOTAL ACTIVE ASSETS (Cost: $103,830,468) 40.1%					125,353,483

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.56	01/02/20	$325,690	$325,690

TOTAL TEMPORARY CASH INVESTMENT (Cost: $325,690) 0.1%					325,690

TOTAL INVESTMENTS (Cost: $213,784,543) 100.0%					312,380,375

OTHER NET ASSETS 0.0% (2)					82,139
NET ASSETS 100.0%
					$312,462,514

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (1.6%)
ORBCOMM, Inc.*	472,231	$1,988,092
TEGNA, Inc.	381,597	6,368,854

		8,356,946

CONSUMER DISCRETIONARY (9.3%)
Bloomin’ Brands, Inc.	287,701	6,349,561
Caleres, Inc.	237,032	5,629,510
Capri Hldgs. Ltd.*	101,590	3,875,659
Haverty Furniture Cos., Inc.	180,229	3,633,417
Marriott Vacations Worldwide Corp.	75,572	9,730,651
Playa Hotels & Resorts NV*	555,978	4,670,215
Sonic Automotive, Inc. Cl A	188,973	5,858,163
Taylor Morrison Home Corp. Cl A*	52,012	1,136,982
Thor Industries, Inc.	34,487	2,562,039
ZAGG, Inc.*	615,074	4,988,250

		48,434,447

CONSUMER STAPLES (1.4%)
Crimson Wine Group Ltd.*	617,232	4,567,517
Vector Group Ltd.	189,416	2,536,280

		7,103,797

ENERGY (5.0%)
Callon Petroleum Co.*	748,556	3,615,525
CrossAmerica Partners LP*	147,670	2,665,444
Matrix Svc. Co.*	184,818	4,228,636
PBF Energy, Inc. Cl A	313,894	9,846,855
PDC Energy, Inc.*	93,126	2,437,107
ProPetro Hldg. Corp.*	265,858	2,990,903

		25,784,470

FINANCIALS (30.8%)
American Equity Investment Life Hldg. Co.	219,416	6,567,121
Argo Group International Hldgs. Ltd.	76,244	5,013,043
BancFirst Corp.	115,000	7,180,600
Bank of Marin Bancorp	56,723	2,555,371
Banner Corp.	116,257	6,578,984
Blackstone Mortgage Trust, Inc. Cl A	149,636	5,569,452
Brookline Bancorp, Inc.	489,607	8,058,931
Bryn Mawr Bank Corp.	137,328	5,663,407
Cadence Bancorporation Cl A	225,063	4,080,392
Columbia Banking System, Inc.	67,915	2,763,122
Dime Community Bancshares, Inc.	228,718	4,777,919
Ellington Financial, Inc.	400,947	7,349,359
Enterprise Financial Svcs. Corp.	137,504	6,629,068
Essent Group Ltd.	104,570	5,436,594
First Interstate BancSystem, Inc. Cl A	188,535	7,903,387
Flushing Financial Corp.	163,013	3,521,896
Great Southern Bancorp, Inc.	60,566	3,835,039
Heritage Commerce Corp.	277,438	3,559,530
IBERIABANK Corp.	73,536	5,502,699
Investors Bancorp, Inc.	202,184	2,409,022
iShares Russell 2000 Value ETF	30,000	3,857,400

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Marlin Business Svcs. Corp.	218,547	$4,803,663
Northfield Bancorp, Inc.	282,545	4,791,963
Peoples Bancorp, Inc./OH	118,383	4,103,155
People’s United Financial, Inc.	75,471	1,275,460
Selective Insurance Group, Inc.	120,581	7,860,675
Sterling Bancorp	106,515	2,245,336
Stifel Financial Corp.	71,305	4,324,648
Stock Yards Bancorp, Inc.	275,000	11,291,500
TriCo Bancshares	93,982	3,835,405
UMB Financial Corp.	66,003	4,530,446
Wintrust Financial Corp.	21,931	1,554,908

		159,429,495

HEALTH CARE (3.3%)
Acadia Healthcare Co., Inc.*	122,422	4,066,859
Pacific Biosciences of California, Inc.*	268,027	1,377,659
SeaSpine Hldgs. Corp.*	152,311	1,829,255
Sientra, Inc.*	221,274	1,978,190
Supernus Pharmaceuticals, Inc.*	195,632	4,640,391
Vericel Corp.*	184,156	3,204,314

		17,096,668

INDUSTRIALS (12.0%)
AAR Corp.	80,495	3,630,324
Encore Wire Corp.	109,558	6,288,629
Hillenbrand, Inc.	158,228	5,270,575
Kratos Defense & Security Solutions, Inc.*	155,635	2,802,986
Miller Industries, Inc.	319,412	11,859,768
Mueller Industries, Inc.	410,079	13,020,008
Quad/Graphics, Inc.	515,971	2,409,585
Spirit Airlines, Inc.*	102,412	4,128,228
Universal Forest Products, Inc.	109,970	5,245,569
VSE Corp.	165,826	6,308,021
Werner Enterprises, Inc.	40,272	1,465,498

		62,429,191

INFORMATION TECHNOLOGY (10.0%)
Anixter International, Inc.*	30,958	2,851,232
Cardtronics PLC Cl A*	66,732	2,979,584
Cloudera, Inc.*	191,706	2,229,541
Cohu, Inc.	106,515	2,433,868
EchoStar Corp.*	41,023	1,776,706
Everspin Technologies, Inc.*	122,444	644,055
II-VI, Inc.*	76,772	2,584,913
KEMET Corp.	136,859	3,702,036
Lumentum Hldgs., Inc.*	36,618	2,903,807
ManTech International Corp. Cl A	46,277	3,696,607
MKS Instruments, Inc.	18,652	2,051,907
Perficient, Inc.*	24,991	1,151,335
Perspecta, Inc.	106,415	2,813,613
Plexus Corp.*	39,249	3,019,818
Richardson Electronics Ltd.*	604,858	3,405,351
Sequans Communications S.A. ADR*	230,838	692,514
SYNNEX Corp.	58,736	7,565,197
ViaSat, Inc.*	15,469	1,132,253

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Xperi Corp.	120,952	$2,237,612
Xura, Inc.*	64,122	1,925,481	††

		51,797,430

MATERIALS (2.9%)
Berry Global Group, Inc.*	54,031	2,565,932
Boise Cascade Co.	59,205	2,162,759
Cleveland-Cliffs, Inc.	518,437	4,354,871
Kraton Corp.*	54,150	1,371,078
LyondellBasell Industries — contingent value rights*	448	0	††
Olin Corp.	67,159	1,158,493
PolyOne Corp.	98,414	3,620,651

		15,233,784

REAL ESTATE (11.6%)
Alexander’s, Inc.	6,610	2,183,614
Chatham Lodging Trust	136,528	2,503,924
Consolidated-Tomoka Land Co.	31,821	1,919,443
Cousins Properties, Inc.	144,227	5,942,152
Easterly Government Properties, Inc.	284,858	6,759,680
GEO Group, Inc.	295,286	4,904,701
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	51,165	1,646,490
Highwoods Properties, Inc.	114,106	5,580,924

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Industrial Logistics Properties Trust	169,291	$3,795,504
JBG SMITH Properties	99,497	3,968,935
Medical Properties Trust, Inc.	264,326	5,579,922
Park Hotels & Resorts, Inc.	110,128	2,849,011
RLJ Lodging Trust	149,347	2,646,429
Sabra Health Care REIT, Inc.	226,163	4,826,318
Spirit Realty Capital, Inc.	47,551	2,338,558
Summit Hotel Properties, Inc.	99,615	1,229,249
Urstadt Biddle Properties, Inc. Cl A	60,344	1,498,945

		60,173,799

UTILITIES (7.9%)
Avista Corp.	120,705	5,804,704
Black Hills Corp.	66,204	5,199,662
IDACORP, Inc.	52,865	5,645,982
Northwest Natural Hldg. Co.	50,344	3,711,863
NorthWestern Corp.	72,135	5,169,915
PNM Resources, Inc.	110,514	5,604,165
Portland General Electric Co.	107,642	6,005,347
Spire, Inc.	43,294	3,606,823

		40,748,461

TOTAL COMMON STOCKS
(Cost: $431,709,665) 95.8%		496,588,488

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.9%)
U.S. Treasury Bill	A-1+	1.47	01/21/20	$10,000,000	$9,991,835

COMMERCIAL PAPER (2.8%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	14,300,000	14,299,412

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $24,291,247) 4.7%					24,291,247

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.56	01/02/20	$83,416	$83,416

TOTAL TEMPORARY CASH INVESTMENT (Cost: $83,416) 0.0% (2)					83,416

TOTAL INVESTMENTS (Cost: $456,084,328) 100.5%					520,963,151

OTHER NET ASSETS -0.5%					(2,714,425)

NET ASSETS 100.0%					$518,248,726

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.4%)
Cogent Communications Hldgs., Inc.	42,979	$2,828,448
Gray Television, Inc.*	141,648	3,036,933
Nexstar Media Group, Inc. Cl A	38,062	4,462,770
Shenandoah Telecommunications Co.	133,320	5,547,445
World Wrestling Entertainment, Inc. Cl A	27,661	1,794,369
Zynga, Inc. Cl A*	453,474	2,775,261

		20,445,226

CONSUMER DISCRETIONARY (11.9%)
Bloomin’ Brands, Inc.	389,949	8,606,174
Chegg, Inc.*	61,929	2,347,728
Dave & Buster’s Entertainment, Inc.	95,614	3,840,814
Eldorado Resorts, Inc.*	66,840	3,986,338
Etsy, Inc.*	67,926	3,009,122
Five Below, Inc.*	60,686	7,759,312
Fox Factory Hldg. Corp.*	28,305	1,969,179
Haverty Furniture Cos., Inc.	176,647	3,561,204
Lithia Motors, Inc. Cl A	42,302	6,218,394
Marriott Vacations Worldwide Corp.	34,844	4,486,513
Red Rock Resorts, Inc. Cl A	285,550	6,838,923
Skyline Champion Corp.*	108,977	3,454,571
Sonos, Inc.*	193,290	3,019,190
Steven Madden Ltd.	246,411	10,598,137
Thor Industries, Inc.	41,593	3,089,944

		72,785,543

CONSUMER STAPLES (1.3%)
Freshpet, Inc.*	66,624	3,936,812
WD-40 Co.	20,047	3,891,925

		7,828,737

ENERGY (0.8%)
Kosmos Energy Ltd.	837,292	4,772,564

FINANCIALS (8.0%)
Allegiance Bancshares, Inc.*	102,573	3,856,745
Essent Group Ltd.	73,808	3,837,278
First Merchants Corp.	111,607	4,641,735
Heritage Financial Corp.	97,561	2,760,976
Houlihan Lokey, Inc. Cl A	74,906	3,660,656
iShares Micro-Cap ETF	61,286	6,097,344
iShares Russell 2000 Growth ETF	22,186	4,752,685
Moelis & Co. Cl A	139,328	4,447,350
National Bank Hldgs. Corp. Cl A	71,860	2,530,909
Primerica, Inc.	38,587	5,037,919
Selective Insurance Group, Inc.	49,796	3,246,201
Starwood Property Trust, Inc.	146,143	3,633,115

		48,502,913

HEALTH CARE (26.9%)
ACADIA Pharmaceuticals, Inc.*	100,600	4,303,668
Acceleron Pharma, Inc.*	54,804	2,905,708
Alder Biopharmaceuticals, Inc. — contingent value rights*	102,015	89,773	††

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Amicus Therapeutics, Inc.*	194,501	$1,894,440
Arrowhead Pharmaceuticals, Inc.*	49,860	3,162,620
AxoGen, Inc.*	80,743	1,444,492
Biohaven Pharmaceutical Hldg. Co. Ltd.*	44,275	2,410,331
Blueprint Medicines Corp.*	40,671	3,258,154
CareDx, Inc.*	59,405	1,281,366
CRISPR Therapeutics AG*	36,010	2,193,189
Emergent BioSolutions, Inc.*	98,848	5,332,850
FibroGen, Inc.*	34,207	1,467,138
Global Blood Therapeutics, Inc.*	48,857	3,883,643
Globus Medical, Inc. Cl A*	70,153	4,130,609
Haemonetics Corp.*	19,140	2,199,186
HealthEquity, Inc.*	100,447	7,440,109
Horizon Therapeutics PLC*	192,444	6,966,473
ICU Medical, Inc.*	11,571	2,165,166
Insmed, Inc.*	100,966	2,411,068
Insulet Corp.*	19,041	3,259,819
Intersect ENT, Inc.*	77,219	1,922,753
Invitae Corp.*	87,820	1,416,537
iRhythm Technologies, Inc.*	48,372	3,293,649
Karyopharm Therapeutics, Inc.*	207,784	3,983,219
Krystal Biotech, Inc.*	27,535	1,524,888
LHC Group, Inc.*	49,402	6,805,620
Madrigal Pharmaceuticals, Inc.*	20,626	1,879,235
Masimo Corp.*	18,278	2,889,021
Medpace Hldgs., Inc.*	33,953	2,854,089
Natera, Inc.*	76,918	2,591,367
Neogen Corp.*	47,418	3,094,499
NeoGenomics, Inc.*	130,211	3,808,672
Neurocrine Biosciences, Inc.*	22,803	2,451,094
Novocure Ltd.*	46,128	3,887,207
Omnicell, Inc.*	63,969	5,227,547
Orchard Therapeutics PLC*	75,334	1,035,843
Quidel Corp.*	29,820	2,237,395
Repligen Corp.*	61,288	5,669,140
Sage Therapeutics, Inc.*	20,781	1,500,180
Sientra, Inc.*	340,945	3,048,048
Simulations Plus, Inc.	65,869	1,914,812
STAAR Surgical Co.*	52,406	1,843,119
Supernus Pharmaceuticals, Inc.*	153,195	3,633,785
Syneos Health, Inc. Cl A*	39,848	2,369,960
Tabula Rasa HealthCare, Inc.*	56,919	2,770,817
Tactile Systems Technology, Inc.*	47,110	3,180,396
Tandem Diabetes Care, Inc.*	64,292	3,832,446
Teladoc Health, Inc.*	55,177	4,619,418
Ultragenyx Pharmaceutical, Inc.*	34,244	1,462,561
US Physical Therapy, Inc.	29,626	3,387,733
Vericel Corp.*	145,008	2,523,139
Wright Medical Group NV*	129,139	3,936,157
Xencor, Inc.*	88,200	3,033,198
Zogenix, Inc.*	46,442	2,421,021

		164,248,367

INDUSTRIALS (17.5%)
Alamo Group, Inc.	30,774	3,863,676
Applied Industrial Technologies, Inc.	77,840	5,191,150

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Brink’s Co.	68,620	$6,222,462
Echo Global Logistics, Inc.*	95,299	1,972,689
EMCOR Group, Inc.	66,563	5,744,387
EnerSys	46,979	3,515,438
ESCO Technologies, Inc.	37,905	3,506,212
Exponent, Inc.	73,011	5,038,489
Generac Hldgs., Inc.*	72,420	7,284,728
Gorman-Rupp Co.	159,539	5,982,712
Heidrick & Struggles International, Inc.	100,270	3,258,775
IAA, Inc.*	125,872	5,923,536
John Bean Technologies Corp.	32,321	3,641,284
Knoll, Inc.	76,542	1,933,451
Kratos Defense & Security Solutions, Inc.*	240,320	4,328,163
Mercury Systems, Inc.*	47,589	3,288,876
Saia, Inc.*	34,818	3,242,252
Simpson Manufacturing Co., Inc.	80,473	6,456,349
Spirit Airlines, Inc.*	134,159	5,407,949
SPX FLOW, Inc.*	58,611	2,864,320
Teledyne Technologies, Inc.*	6,476	2,244,193
Trex Co., Inc.*	104,593	9,400,819
US Ecology, Inc.	48,700	2,820,217
Willdan Group, Inc.*	109,959	3,494,497

		106,626,624

INFORMATION TECHNOLOGY (19.7%)
Akoustis Technologies, Inc.*	303,199	2,425,592
Altair Engineering, Inc. Cl A*	92,514	3,322,178
Blackline, Inc.*	49,350	2,544,486
Cabot Microelectronics Corp.	19,832	2,862,154
Cardtronics PLC Cl A*	95,810	4,277,916
Cloudera, Inc.*	174,041	2,024,097
Cohu, Inc.	160,709	3,672,201
Cornerstone OnDemand, Inc.*	49,554	2,901,387
Enphase Energy, Inc.*	166,799	4,358,458
EPAM Systems, Inc.*	20,247	4,295,603
Everspin Technologies, Inc.*	157,343	827,624
Five9, Inc.*	171,447	11,243,494
Globant S.A.*	27,077	2,871,516
II-VI, Inc.*	125,509	4,225,888
Itron, Inc.*	39,175	3,288,741
Lattice Semiconductor Corp.*	116,377	2,227,456
LivePerson, Inc.*	118,791	4,395,267
Lumentum Hldgs., Inc.*	48,360	3,834,948
MaxLinear, Inc. Cl A*	137,950	2,927,299

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
New Relic, Inc.*	46,588	$3,061,297
Novanta, Inc.*	38,595	3,413,342
Perficient, Inc.*	161,350	7,433,394
Ping Identity Hldg. Corp.*	92,156	2,239,391
Proofpoint, Inc.*	29,149	3,345,722
Pure Storage, Inc. Cl A*	146,926	2,513,904
Q2 Hldgs., Inc.*	52,621	4,266,511
Rapid7, Inc.*	148,885	8,340,538
SailPoint Technologies Hldg., Inc.*	113,803	2,685,751
Science Applications International Corp.	42,393	3,689,039
Semtech Corp.*	42,240	2,234,496
Silicon Laboratories, Inc.*	36,000	4,175,280
SiTime Corp.*	65,401	1,667,725
SYNNEX Corp.	19,746	2,543,285

		120,135,980

MATERIALS (3.5%)
Compass Minerals International, Inc.	53,812	3,280,382
Ferroglobe Representation & Warranty Insurance Trust*	72,345	0	††
Ingevity Corp.*	53,162	4,645,297
Innospec, Inc.	33,557	3,471,137
Quaker Chemical Corp.	34,824	5,729,246
Royal Gold, Inc.	32,579	3,982,784

		21,108,846

REAL ESTATE (4.9%)
Americold Realty Trust	137,595	4,824,081
CareTrust REIT, Inc.	123,389	2,545,515
Easterly Government Properties, Inc.	367,348	8,717,168
QTS Realty Trust, Inc. Cl A	73,864	4,008,599
Redfin Corp.*	116,871	2,470,653
Terreno Realty Corp.	135,310	7,325,683

		29,891,699

UTILITIES (1.3%)
Chesapeake Utilities Corp.	44,741	4,287,530
Suburban Propane Partners LP	181,301	3,961,427

		8,248,957

TOTAL COMMON STOCKS
(Cost: $508,615,741) 99.2%		604,595,456

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.2%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	$1,100,000	$1,099,955

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,099,955) 0.2%					1,099,955

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit	1.56	01/02/20	$29,876	$29,876

TOTAL TEMPORARY CASH INVESTMENT (Cost: $29,876) 0.0% (2)				29,876

TOTAL INVESTMENTS (Cost: $509,745,572) 99.4%				605,725,287

OTHER NET ASSETS 0.6%				3,690,873

NET ASSETS 100.0%				$609,416,160

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.0%)
ATN International, Inc.	391	$21,657
Care.com, Inc.*	1,007	15,135
Cincinnati Bell, Inc.*	1,793	18,773
Cogent Communications Hldgs., Inc.	1,489	97,991
Consolidated Communications Hldgs., Inc.	2,618	10,158
EW Scripps Co. Cl A	1,925	30,242
Gannett Co., Inc.	4,459	28,448
Glu Mobile, Inc.*	4,078	24,672
Iridium Communications, Inc.*	3,419	84,244
Marcus Corp.	819	26,020
QuinStreet, Inc.*	1,640	25,108
Scholastic Corp.	1,128	43,372
Shenandoah Telecommunications Co.	1,647	68,532
Spok Hldgs., Inc.	623	7,619
TechTarget, Inc.*	821	21,428
Vonage Hldgs. Corp.*	8,229	60,977

		584,376

CONSUMER DISCRETIONARY (13.0%)
Abercrombie & Fitch Co. Cl A	2,244	38,799
American Axle & Manufacturing Hldgs., Inc.*	4,007	43,115
American Public Education, Inc.*	548	15,010
Asbury Automotive Group, Inc.*	690	77,135
Barnes & Noble Education, Inc.*	1,392	5,944
Big Lots, Inc.	1,401	40,237
BJ’s Restaurants, Inc.	682	25,889
Bloomin’ Brands, Inc.	3,088	68,152
Boot Barn Hldgs., Inc.*	999	44,485
Buckle, Inc.	1,018	27,527
Caleres, Inc.	1,437	34,129
Callaway Golf Co.	3,373	71,508
Career Education Corp.*	2,503	46,030
Cato Corp. Cl A	778	13,537
Cavco Industries, Inc.*	306	59,786
Century Communities, Inc.*	960	26,256
Chico’s FAS, Inc.	4,240	16,154
Children’s Place, Inc.	558	34,886
Chuy’s Hldgs., Inc.*	591	15,319
Conn’s, Inc.*	676	8,376
Cooper Tire & Rubber Co.	1,803	51,836
Cooper-Standard Hldgs., Inc.*	588	19,498
Core-Mark Hldg. Co, Inc.	1,640	44,592
Crocs, Inc.*	2,420	101,374
Dave & Buster’s Entertainment, Inc.	1,110	44,589
Designer Brands, Inc. Cl A	1,972	31,039
Dine Brands Global, Inc.	598	49,945
Dorman Products, Inc.*	1,025	77,613
El Pollo Loco Hldgs., Inc.*	694	10,507
Ethan Allen Interiors, Inc.	869	16,563
Express, Inc.*	2,284	11,123
Fiesta Restaurant Group, Inc.*	780	7,714
Fossil Group, Inc.*	1,611	12,695
Fox Factory Hldg. Corp.*	1,365	94,963
GameStop Corp. Cl A	2,363	14,367

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Garrett Motion, Inc.*	2,700	$26,973
Genesco, Inc.*	505	24,200
Gentherm, Inc.*	1,163	51,626
G-III Apparel Group Ltd.*	1,545	51,757
Group 1 Automotive, Inc.	626	62,600
Guess?, Inc.	1,526	34,152
Haverty Furniture Cos., Inc.	649	13,084
Hibbett Sports, Inc.*	617	17,301
Installed Building Products, Inc.*	754	51,928
iRobot Corp.*	1,016	51,440
JC Penney Co., Inc.*	10,707	11,992
Kontoor Brands, Inc.	1,681	70,585
La-Z-Boy, Inc.	1,668	52,509
LCI Industries	900	96,417
LGI Homes, Inc.*	713	50,373
Liquidity Svcs., Inc.*	949	5,656
Lithia Motors, Inc. Cl A	809	118,923
Lumber Liquidators Hldgs., Inc.*	1,031	10,073
M/I Homes, Inc.*	1,006	39,586
MarineMax, Inc.*	757	12,634
MDC Hldgs., Inc.	1,783	68,039
Meritage Homes Corp.*	1,284	78,465
Michaels Cos., Inc.*	2,630	21,277
Monarch Casino & Resort, Inc.*	422	20,488
Monro, Inc.	1,173	91,729
Motorcar Parts of America, Inc.*	670	14,760
Movado Group, Inc.	583	12,674
Office Depot, Inc.	20,287	55,586
Oxford Industries, Inc.	605	45,629
PetMed Express, Inc.	720	16,934
Red Robin Gourmet Burgers, Inc.*	460	15,189
Regis Corp.*	853	15,243
Rent-A-Center, Inc.	1,742	50,239
Ruth’s Hospitality Group, Inc.	966	21,025
Shake Shack, Inc. Cl A*	1,103	65,706
Shoe Carnival, Inc.	317	11,818
Shutterstock, Inc.*	679	29,115
Signet Jewelers Ltd.	1,874	40,741
Sleep Number Corp.*	1,015	49,979
Sonic Automotive, Inc. Cl A	861	26,691
Stamps.com, Inc.*	580	48,442
Standard Motor Products, Inc.	716	38,106
Steven Madden Ltd.	2,738	117,761
Strategic Education, Inc.	779	123,783
Sturm Ruger & Co., Inc.	589	27,701
Tailored Brands, Inc.	1,814	7,510
TopBuild Corp.*	1,207	124,418
Tupperware Brands Corp.	1,699	14,577
Unifi, Inc.*	520	13,135
Universal Electronics, Inc.*	501	26,182
Vera Bradley, Inc.*	837	9,877
Vista Outdoor, Inc.*	2,067	15,461
William Lyon Homes Cl A*	1,174	23,456
Wingstop, Inc.	1,047	90,283
Winnebago Industries, Inc.	1,211	64,159
Wolverine World Wide, Inc.	2,872	96,901

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Zumiez, Inc.*	720	$24,869

		3,772,449

CONSUMER STAPLES (4.1%)
Andersons, Inc.	1,167	29,502
Avon Products, Inc.*	15,711	88,610
B&G Foods, Inc.	2,268	40,665
Calavo Growers, Inc.	587	53,176
Cal-Maine Foods, Inc.	1,080	46,170
Central Garden & Pet Co.*	349	10,844
Central Garden & Pet Co. Cl A*	1,430	41,985
Chefs’ Warehouse, Inc.*	903	34,413
Coca-Cola Consolidated, Inc.	164	46,584
Darling Ingredients, Inc.*	5,796	162,752
Fresh Del Monte Produce, Inc.	1,080	37,778
Inter Parfums, Inc.	627	45,589
J&J Snack Foods Corp.	530	97,663
John B Sanfilippo & Son, Inc.	313	28,571
Medifast, Inc.	405	44,380
MGP Ingredients, Inc.	467	22,626
National Beverage Corp.*	406	20,714
PriceSmart, Inc.	792	56,248
Seneca Foods Corp. Cl A*	248	10,116
SpartanNash Co.	1,305	18,583
United Natural Foods, Inc.*	1,441	12,623
Universal Corp.	883	50,384
USANA Health Sciences, Inc.*	447	35,112
Vector Group Ltd.	4,032	53,989
WD-40 Co.	487	94,546

		1,183,623

ENERGY (4.1%)
Archrock, Inc.	4,536	45,541
Bonanza Creek Energy, Inc.*	651	15,194
Callon Petroleum Co.*	13,684	66,094
CONSOL Energy, Inc.*	909	13,190
Denbury Resources, Inc.*	17,450	24,605
Diamond Offshore Drilling, Inc.*	2,424	17,429
DMC Global, Inc.	519	23,324
Dril-Quip, Inc.*	1,295	60,748
Era Group, Inc.*	707	7,190
Exterran Corp.*	1,015	7,947
Geospace Technologies Corp.*	485	8,133
Green Plains, Inc.	1,236	19,071
Gulfport Energy Corp.*	5,371	16,328
Helix Energy Solutions Group, Inc.*	5,045	48,583
HighPoint Resources Corp.*	3,944	6,665
Jagged Peak Energy, Inc.*	2,132	18,101
KLX Energy Svcs. Hldgs., Inc.*	768	4,946
Laredo Petroleum, Inc.*	6,455	18,526
Matrix Svc Co.*	983	22,491
McDermott International, Inc.*	6,555	4,435
Nabors Industries Ltd.	12,136	34,952
Newpark Resources, Inc.*	3,212	20,139
Noble Corp. PLC*	8,702	10,616
Oasis Petroleum, Inc.*	10,072	32,835
Oceaneering International, Inc.*	3,582	53,408

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Oil States International, Inc.*	2,216	$36,143
Par Pacific Hldgs., Inc.*	1,310	30,444
PDC Energy, Inc.*	2,083	54,512
Penn Virginia Corp.*	477	14,477
ProPetro Hldg. Corp.*	2,913	32,771
QEP Resources, Inc.	8,617	38,777
Range Resources Corp.	7,567	36,700
Renewable Energy Group, Inc.*	1,381	37,218
REX American Resources Corp.*	199	16,310
Ring Energy, Inc.*	2,104	5,555
RPC, Inc.	1,843	9,657
SEACOR Hldgs., Inc.*	621	26,796
SM Energy Co.	3,825	42,993
Southwestern Energy Co.*	19,381	46,902
SRC Energy, Inc.*	8,596	35,416
Talos Energy, Inc.*	714	21,527
TETRA Technologies, Inc.*	4,246	8,322
US Silica Hldgs., Inc.	2,625	16,144
Valaris PLC Cl A	7,325	48,052
Whiting Petroleum Corp.*	3,255	23,892

		1,183,099

FINANCIALS (20.4%)
Allegiance Bancshares, Inc.*	686	25,794
Ambac Financial Group, Inc.*	1,616	34,857
American Equity Investment Life Hldg. Co.	3,284	98,290
Ameris Bancorp	2,344	99,714
AMERISAFE, Inc.	692	45,693
Apollo Commercial Real Estate Finance, Inc.	5,091	93,114
ARMOUR Residential REIT, Inc.	2,108	37,670
Axos Financial, Inc.*	1,914	57,956
Banc of California, Inc.	1,597	27,437
Banner Corp.	1,336	75,604
Berkshire Hills Bancorp, Inc.	1,542	50,701
Blucora, Inc.*	1,744	45,588
Boston Private Financial Hldg., Inc.	2,994	36,018
Brookline Bancorp, Inc.	2,851	46,928
Cadence Bancorporation Cl A	4,576	82,963
Capstead Mortgage Corp.	3,385	26,809
Central Pacific Financial Corp.	1,014	29,994
City Hldg. Co.	580	47,531
Columbia Banking System, Inc.	2,567	104,438
Community Bank System, Inc.	1,843	130,742
Customers Bancorp, Inc.*	1,026	24,429
CVB Financial Corp.	4,769	102,915
Dime Community Bancshares, Inc.	1,096	22,896
Donnelley Financial Solutions, Inc.*	1,125	11,779
Eagle Bancorp, Inc.	1,205	58,599
eHealth, Inc.*	705	67,736
Employers Hldgs., Inc.	1,139	47,553
Encore Capital Group, Inc.*	984	34,794
Enova International, Inc.*	1,187	28,559
EZCORP, Inc. Cl A*	1,898	12,944
FGL Hldgs.	4,670	49,736

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
First BanCorp.	7,746	$82,030
First Commonwealth Financial Corp.	3,520	51,075
First Financial Bancorp	3,562	90,617
First Midwest Bancorp, Inc.	3,920	90,395
Flagstar Bancorp, Inc.	1,215	46,474
Franklin Financial Network, Inc.	480	16,478
Glacier Bancorp, Inc.	3,062	140,821
Granite Point Mortgage Trust, Inc.	1,953	35,896
Great Western Bancorp, Inc.	2,004	69,619
Greenhill & Co., Inc.	532	9,087
Hanmi Financial Corp.	1,119	22,374
HCI Group, Inc.	230	10,500
Heritage Financial Corp.	1,318	37,299
HomeStreet, Inc.*	871	29,614
Hope Bancorp, Inc.	4,561	67,777
Horace Mann Educators Corp.	1,491	65,097
Independent Bank Corp.	1,224	101,898
INTL. FCStone, Inc.*	599	29,249
Invesco Mortgage Capital, Inc.	5,046	84,016
iShares Core S&P Small-Cap ETF	12,260	1,028,001
James River Group Hldgs. Ltd.	1,096	45,166
Kinsale Capital Group, Inc.	734	74,618
KKR Real Estate Finance Trust, Inc.	860	17,561
Meta Financial Group, Inc.	1,236	45,126
National Bank Hldgs. Corp. Cl A	1,121	39,482
NBT Bancorp, Inc.	1,568	63,598
New York Mortgage Trust, Inc.	10,366	64,580
NMI Hldgs., Inc. Cl A*	2,417	80,196
Northfield Bancorp, Inc.	1,543	26,169
Northwest Bancshares, Inc.	3,594	59,768
OFG Bancorp	1,841	43,466
Old National Bancorp.	6,064	110,911
Opus Bank	773	19,998
Pacific Premier Bancorp, Inc.	2,143	69,873
PennyMac Mortgage Investment Trust	3,570	79,575
Piper Jaffray Cos.	516	41,249
PRA Group, Inc.*	1,618	58,733
Preferred Bank	487	29,264
ProAssurance Corp.	1,918	69,317
Provident Financial Svcs., Inc.	2,158	53,195
Ready Capital Corp.	1,255	19,352
Redwood Trust, Inc.	4,009	66,309
S&T Bancorp, Inc.	1,373	55,318
Safety Insurance Group, Inc.	524	48,486
Seacoast Banking Corp. of Florida*	1,837	56,157
ServisFirst Bancshares, Inc.	1,649	62,134
Simmons First National Corp. Cl A	4,051	108,526
Southside Bancshares, Inc.	1,131	42,005
Stewart Information Svcs. Corp.	853	34,794
Third Point Reinsurance Ltd.*	2,828	29,751
Tompkins Financial Corp.	436	39,894
Triumph Bancorp, Inc.*	832	31,633
TrustCo Bank Corp.	3,458	29,981
United Community Banks, Inc.	2,820	87,082
United Fire Group, Inc.	765	33,454

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
United Insurance Hldgs. Corp.	736	$9,281
Universal Insurance Hldgs., Inc.	1,092	30,565
Veritex Hldgs., Inc.	1,681	48,968
Virtus Investment Partners, Inc.	231	28,117
Waddell & Reed Financial, Inc. Cl A	2,510	41,967
Walker & Dunlop, Inc.	1,024	66,232
Westamerica Bancorporation	965	65,398
WisdomTree Investments, Inc.	4,213	20,391
World Acceptance Corp.*	199	17,194

		5,932,932

HEALTH CARE (11.7%)
Acorda Therapeutics, Inc.*	1,761	3,593
Addus HomeCare Corp.*	486	47,249
Akorn, Inc.*	3,217	4,826
AMAG Pharmaceuticals, Inc.*	1,213	14,762
AMN Healthcare Svcs., Inc.*	1,661	103,497
Amphastar Pharmaceuticals, Inc.*	1,228	23,688
AngioDynamics, Inc.*	1,319	21,117
ANI Pharmaceuticals, Inc.*	333	20,536
Anika Therapeutics, Inc.*	513	26,599
BioTelemetry, Inc.*	1,213	56,162
Cardiovascular Systems, Inc.*	1,241	60,300
Community Health Systems, Inc.*	4,175	12,108
Computer Programs & Systems, Inc.	448	11,827
CONMED Corp.	1,016	113,619
Corcept Therapeutics, Inc.*	3,700	44,770
CorVel Corp.*	318	27,781
Covetrus, Inc.*	3,544	46,781
Cross Country Healthcare, Inc.*	1,297	15,071
CryoLife, Inc.*	1,330	36,030
Cutera, Inc.*	508	18,192
Cytokinetics, Inc.*	2,056	21,814
Diplomat Pharmacy, Inc.*	2,063	8,252
Eagle Pharmaceuticals, Inc.*	361	21,689
Emergent BioSolutions, Inc.*	1,557	84,000
Enanta Pharmaceuticals, Inc.*	566	34,968
Endo International PLC*	7,388	34,650
Ensign Group, Inc.	1,794	81,394
Hanger, Inc.*	1,338	36,942
HealthStream, Inc.*	913	24,834
Heska Corp.*	253	24,273
HMS Hldgs. Corp.*	3,126	92,530
Innoviva, Inc.*	2,384	33,757
Inogen, Inc.*	655	44,756
Integer Hldgs. Corp.*	1,161	93,379
Invacare Corp.	1,188	10,716
Lannett Co, Inc.*	1,211	10,681
Lantheus Hldgs., Inc.*	1,400	28,714
LeMaitre Vascular, Inc.	579	20,815
LHC Group, Inc.*	1,062	146,301
Luminex Corp.	1,500	34,740
Magellan Health, Inc.*	783	61,270
Medicines Co.*	2,656	225,601
Medpace Hldgs., Inc.*	977	82,127
Meridian Bioscience, Inc.	1,522	14,870

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merit Medical Systems, Inc.*	1,961	$61,222
Mesa Laboratories, Inc.	141	35,165
Momenta Pharmaceuticals, Inc.*	4,055	80,005
Myriad Genetics, Inc.*	2,639	71,860
Natus Medical, Inc.*	1,216	40,116
Neogen Corp.*	1,894	123,602
NeoGenomics, Inc.*	3,741	109,424
NextGen Healthcare, Inc.*	1,727	27,753
Omnicell, Inc.*	1,501	122,662
OraSure Technologies, Inc.*	2,177	17,481
Orthofix Medical, Inc.*	678	31,310
Owens & Minor, Inc.	2,326	12,025
Pacira BioSciences, Inc.*	1,521	68,901
Pennant Group, Inc.*	895	29,598
Phibro Animal Health Corp. Cl A	721	17,902
Progenics Pharmaceuticals, Inc.*	3,081	15,682
Providence Svc. Corp.*	412	24,382
RadNet, Inc.*	1,484	30,125
REGENXBIO, Inc.*	1,077	44,125
Select Medical Hldgs. Corp.*	3,836	89,532
Spectrum Pharmaceuticals, Inc.*	3,912	14,240
Supernus Pharmaceuticals, Inc.*	1,864	44,214
Surmodics, Inc.*	484	20,052
Tabula Rasa HealthCare, Inc.*	684	33,297
Tactile Systems Technology, Inc.*	677	45,704
Tivity Health, Inc.*	1,470	29,907
US Physical Therapy, Inc.	462	52,830
Vanda Pharmaceuticals, Inc.*	1,893	31,064
Varex Imaging Corp.*	1,401	41,764
Xencor, Inc.*	1,724	59,288

		3,406,813

INDUSTRIALS (16.8%)
AAON, Inc.	1,430	70,656
AAR Corp.	1,182	53,308
ABM Industries, Inc.	2,382	89,825
Actuant Corp. Cl A	1,924	50,082
Aegion Corp. Cl A*	1,096	24,518
Aerojet Rocketdyne Hldgs., Inc.*	2,591	118,305
AeroVironment, Inc.*	770	47,540
Alamo Group, Inc.	345	43,315
Albany International Corp. Cl A	1,090	82,753
Allegiant Travel Co.	469	81,625
American Woodmark Corp.*	557	58,212
Apogee Enterprises, Inc.	951	30,908
Applied Industrial Technologies, Inc.	1,375	91,699
ArcBest Corp.	904	24,950
Arcosa, Inc.	1,774	79,032
Astec Industries, Inc.	806	33,852
Atlas Air Worldwide Hldgs., Inc.*	904	24,923
AZZ, Inc.	934	42,917
Barnes Group, Inc.	1,710	105,952
Brady Corp. Cl A	1,794	102,724
Briggs & Stratton Corp.	1,490	9,923
Chart Industries, Inc.*	1,269	85,645
CIRCOR International, Inc.*	707	32,692

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Comfort Systems USA, Inc.	1,300	$64,805
Cubic Corp.	1,126	71,580
DXP Enterprises, Inc.*	576	22,931
Echo Global Logistics, Inc.*	970	20,079
Encore Wire Corp.	749	42,993
EnPro Industries, Inc.	745	49,826
ESCO Technologies, Inc.	930	86,025
Exponent, Inc.	1,852	127,807
Federal Signal Corp.	2,137	68,918
Forrester Research, Inc.*	380	15,846
Forward Air Corp.	998	69,810
Foundation Building Material*	632	12,229
Franklin Electric Co., Inc.	1,368	78,414
Gibraltar Industries, Inc.*	1,155	58,258
GMS, Inc.*	1,500	40,620
Granite Construction, Inc.	1,638	45,323
Greenbrier Cos., Inc.	1,171	37,976
Griffon Corp.	1,510	30,698
Harsco Corp.*	2,831	65,141
Hawaiian Hldgs., Inc.	1,670	48,914
Heartland Express, Inc.	1,664	35,027
Heidrick & Struggles International, Inc.	685	22,263
Hillenbrand, Inc.	2,654	88,405
Hub Group, Inc. Cl A*	1,184	60,727
Insteel Industries, Inc.	686	14,742
Interface, Inc. Cl A	2,081	34,524
John Bean Technologies Corp.	1,134	127,756
Kaman Corp.	994	65,524
Kelly Svcs., Inc. Cl A	1,187	26,802
Korn Ferry	1,969	83,486
Lindsay Corp.	388	37,244
Lydall, Inc.*	627	12,866
Marten Transport Ltd.	1,385	29,764
Matson, Inc.	1,523	62,138
Matthews International Corp. Cl A	1,116	42,598
Mobile Mini, Inc.	1,585	60,087
Moog, Inc. Cl A	1,130	96,423
Mueller Industries, Inc.	2,032	64,516
MYR Group, Inc.*	590	19,228
National Presto Industries, Inc.	180	15,910
Park Aerospace Corp.	693	11,275
Patrick Industries, Inc.	785	41,158
PGT Innovations, Inc.*	2,081	31,028
Pitney Bowes, Inc.	6,114	24,639
Powell Industries, Inc.	315	15,432
Proto Labs, Inc.*	958	97,285
Quanex Building Products Corp.	1,189	20,308
Raven Industries, Inc.	1,276	43,971
Resources Connection, Inc.	1,078	17,604
RR Donnelley & Sons Co.	2,548	10,065
Saia, Inc.*	918	85,484
Simpson Manufacturing Co., Inc.	1,417	113,686
SkyWest, Inc.	1,815	117,303
SPX Corp.*	1,571	79,932
SPX FLOW, Inc.*	1,511	73,843

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Standex International Corp.	444	$35,231
Team, Inc.*	1,085	17,327
Tennant Co.	650	50,648
Titan International, Inc.	1,805	6,534
Triumph Group, Inc.	1,796	45,385
TrueBlue, Inc.*	1,388	33,395
UniFirst Corp.	548	110,685
Universal Forest Products, Inc.	2,197	104,797
US Ecology, Inc.	909	52,640
Veritiv Corp.*	461	9,068
Viad Corp.	729	49,208
Vicor Corp.*	650	30,368
Wabash National Corp.	1,973	28,983
Watts Water Technologies, Inc. Cl A	983	98,064

		4,898,925

INFORMATION TECHNOLOGY (13.2%)
3D Systems Corp.*	4,278	37,433
8x8, Inc.*	3,620	66,246
ADTRAN, Inc.	1,709	16,902
Advanced Energy Industries, Inc.*	1,365	97,188
Agilysys, Inc.*	719	18,270
Alarm.com Hldgs., Inc.*	1,289	55,388
Anixter International, Inc.*	1,076	99,100
Applied Optoelectronics, Inc.*	680	8,078
Arlo Technologies, Inc.*	2,692	11,333
Axcelis Technologies, Inc.*	1,154	27,806
Badger Meter, Inc.	1,039	67,462
Bel Fuse, Inc. Cl B	368	7,544
Benchmark Electronics, Inc.	1,351	46,420
Bottomline Technologies DE, Inc.*	1,365	73,164
Brooks Automation, Inc.	2,583	108,383
CalAmp Corp.*	1,196	11,458
Cardtronics PLC Cl A*	1,273	56,839
CEVA, Inc.*	791	21,325
Cohu, Inc.	1,465	33,475
Comtech Telecommunications Corp.	863	30,628
CSG Systems International, Inc.	1,173	60,738
CTS Corp.	1,168	35,052
Daktronics, Inc.	1,354	8,246
Diebold Nixdorf, Inc.*	2,722	28,744
Digi International, Inc.*	1,029	18,234
Diodes, Inc.*	1,466	82,638
DSP Group, Inc.*	816	12,844
Ebix, Inc.	793	26,494
ePlus, Inc.*	482	40,628
EVERTEC, Inc.	2,113	71,927
ExlService Hldgs., Inc.*	1,218	84,602
Extreme Networks, Inc.*	4,308	31,750
Fabrinet*	1,318	85,459
FARO Technologies, Inc.*	614	30,915
FormFactor, Inc.*	2,684	69,704
Harmonic, Inc.*	3,239	25,264
Ichor Hldgs. Ltd.*	802	26,683
Insight Enterprises, Inc.*	1,279	89,901
Itron, Inc.*	1,258	105,609

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
KEMET Corp.	2,076	$56,156
Knowles Corp.*	3,094	65,438
Kulicke & Soffa Industries, Inc.	2,254	61,309
LivePerson, Inc.*	2,224	82,288
ManTech International Corp. Cl A	950	75,886
MaxLinear, Inc. Cl A*	2,312	49,061
Methode Electronics, Inc.	1,335	52,532
MicroStrategy, Inc. Cl A*	294	41,933
MTS Systems Corp.	635	30,499
NETGEAR, Inc.*	1,079	26,446
NIC, Inc.	2,383	53,260
OneSpan, Inc.*	1,202	20,578
Onto Innovation, Inc.*	1,753	64,055
OSI Systems, Inc.*	603	60,746
PDF Solutions, Inc.*	1,001	16,907
Perficient, Inc.*	1,166	53,718
Photronics, Inc.*	2,424	38,202
Plantronics, Inc.	1,160	31,714
Plexus Corp.*	1,053	81,018
Power Integrations, Inc.	1,033	102,174
Progress Software Corp.	1,596	66,314
Qualys, Inc.*	1,194	99,544
Rambus, Inc.*	3,966	54,632
Rogers Corp.*	665	82,945
Sanmina Corp.*	2,474	84,710
ScanSource, Inc.*	915	33,809
SMART Global Hldgs., Inc.*	466	17,680
SPS Commerce, Inc.*	1,244	68,942
Sykes Enterprises, Inc.*	1,377	50,935
TiVo Corp.	4,549	38,576
TTEC Hldgs., Inc.	635	25,159
TTM Technologies, Inc.*	3,525	53,051
Ultra Clean Hldgs., Inc.*	1,403	32,928
Unisys Corp.*	1,852	21,965
Veeco Instruments, Inc.*	1,719	25,244
Viavi Solutions, Inc.*	8,213	123,195
Virtusa Corp.*	1,065	48,276
Xperi Corp.	1,768	32,708

		3,854,407

MATERIALS (4.7%)
AdvanSix, Inc.*	1,004	20,040
AK Steel Hldg. Corp.*	11,464	37,717
American Vanguard Corp.	945	18,399
Balchem Corp.	1,136	115,452
Boise Cascade Co.	1,399	51,105
Century Aluminum Co.*	1,780	13,377
Clearwater Paper Corp.*	587	12,538
Cleveland-Cliffs, Inc.	9,723	81,673
Ferro Corp.*	2,966	43,986
FutureFuel Corp.	940	11,647
GCP Applied Technologies, Inc.*	1,923	43,671
Hawkins, Inc.	337	15,438
Haynes International, Inc.	448	16,029
HB Fuller Co.	1,828	94,270
Innophos Hldgs., Inc.	705	22,546

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Innospec, Inc.	867	$89,682
Kaiser Aluminum Corp.	571	63,318
Koppers Hldgs., Inc.*	737	28,168
Kraton Corp.*	1,138	28,814
Livent Corp.*	5,216	44,597
LSB Industries, Inc.*	776	3,259
Materion Corp.	731	43,458
Mercer International, Inc.	1,435	17,650
Myers Industries, Inc.	1,279	21,334
Neenah, Inc.	600	42,258
Olympic Steel, Inc.	330	5,914
PH Glatfelter Co.	1,559	28,530
Quaker Chemical Corp.	463	76,173
Rayonier Advanced Materials, Inc.	1,806	6,935
Schweitzer-Mauduit International, Inc.	1,105	46,399
Stepan Co.	708	72,528
SunCoke Energy, Inc.	3,118	19,425
TimkenSteel Corp.*	1,413	11,106
Tredegar Corp.	892	19,936
Trinseo S.A.	1,408	52,392
US Concrete, Inc.*	565	23,538
Warrior Met Coal, Inc.	1,832	38,710

		1,382,012

REAL ESTATE (7.1%)
Acadia Realty Trust	3,095	80,253
Agree Realty Corp.	1,521	106,729
American Assets Trust, Inc.	1,717	78,810
Armada Hoffler Properties, Inc.	1,992	36,553
CareTrust REIT, Inc.	3,398	70,101
CBL & Associates Properties, Inc.	6,178	6,487
Cedar Realty Trust, Inc.	3,065	9,042
Chatham Lodging Trust	1,673	30,683
Community Healthcare Trust, Inc.	677	29,016
DiamondRock Hospitality Co.	7,218	79,975
Easterly Government Properties, Inc.	2,654	62,979
Essential Properties Realty Trust, Inc.	2,879	71,428
Four Corners Property Trust, Inc.	2,453	69,150
Franklin Street Properties Corp. Cl C	3,838	32,853
Getty Realty Corp.	1,220	40,101
Global Net Lease, Inc.	3,190	64,693

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Hersha Hospitality Trust Cl A	1,272	$18,508
Independence Realty Trust, Inc.	3,220	45,338
Industrial Logistics Properties Trust	2,343	52,530
Innovative Industrial Properties, Inc. Cl A	423	32,093
iStar, Inc.	2,099	30,457
Kite Realty Group Trust	2,979	58,180
Lexington Realty Trust	8,849	93,976
LTC Properties, Inc.	1,413	63,260
Marcus & Millichap, Inc.*	842	31,365
National Storage Affiliates Trust	2,115	71,106
Office Properties Income Trust	1,703	54,734
Pennsylvania REIT	2,120	11,300
RE/MAX Hldgs., Inc. Cl A	636	24,480
Realogy Hldgs. Corp.	4,106	39,746
Retail Opportunity Investments Corp.	4,133	72,989
RPT Realty	2,840	42,714
Safehold, Inc.	436	17,571
Saul Centers, Inc.	420	22,168
St Joe Co.*	1,116	22,130
Summit Hotel Properties, Inc.	3,736	46,102
Uniti Group, Inc.	7,023	57,659
Universal Health Realty Income Trust	451	52,929
Urstadt Biddle Properties, Inc. Cl A	1,076	26,728
Washington Prime Group, Inc.	6,638	24,162
Washington Real Estate Investment Trust	2,860	83,455
Whitestone REIT Cl B	1,444	19,667
Xenia Hotels & Resorts, Inc.	4,012	86,699

		2,070,899

UTILITIES (2.1%)
American States Water Co.	1,315	113,931
Avista Corp.	2,415	116,137
California Water Service Group	1,732	89,302
El Paso Electric Co.	1,457	98,916
Northwest Natural Hldg. Co.	1,086	80,071
South Jersey Industries, Inc.	3,316	109,362

		607,719

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $28,248,917) 99.2%		28,877,254

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.6%)
Citibank, New York Time Deposit	1.56	01/02/20	$469,114	$469,114

TOTAL TEMPORARY CASH INVESTMENT (Cost: $469,114) 1.6%				469,114

TOTAL INVESTMENTS (Cost: $28,718,031) 100.8%				29,346,368

OTHER NET ASSETS -0.8%				(242,798)

NET ASSETS 100.0%				$29,103,570

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (1.2%)
Discovery, Inc. Cl A*	17,845	$584,245
Discovery, Inc. Cl C*	18,731	571,108

		1,155,353

CONSUMER DISCRETIONARY (4.3%)
Capri Hldgs. Ltd.*	14,873	567,405
Foot Locker, Inc.	12,048	469,751
Hilton Grand Vacations, Inc.*	16,591	570,564
Marriott Vacations Worldwide Corp.	11,988	1,543,575
Qurate Retail, Inc. Cl A*	18,393	155,053
Ralph Lauren Corp. Cl A	5,309	622,321
Taylor Morrison Home Corp. Cl A*	13,410	293,143

		4,221,812

CONSUMER STAPLES (2.0%)
Constellation Brands, Inc. Cl A	3,456	655,776
Ingredion, Inc.	4,818	447,833
Tyson Foods, Inc. Cl A	6,472	589,211
Vector Group Ltd.	22,912	306,792

		1,999,612

ENERGY (5.5%)
Baker Hughes, a GE Co. Cl A	19,429	497,966
Cheniere Energy, Inc.*	10,474	639,647
Devon Energy Corp.	11,827	307,147
Hess Corp.	7,946	530,872
MPLX LP	21,480	546,881
Noble Energy, Inc.	32,301	802,357
PBF Energy, Inc. Cl A	47,795	1,499,329
Williams Cos., Inc.	27,143	643,832

		5,468,031

FINANCIALS (21.0%)
American Financial Group, Inc.	13,544	1,485,100
Ameriprise Financial, Inc.	11,881	1,979,137
Associated Banc-Corp.	52,918	1,166,313
BankUnited, Inc.	25,006	914,219
Citizens Financial Group, Inc.	9,708	394,242
Discover Financial Svcs.	13,072	1,108,767
Everest Re Group Ltd.	4,328	1,198,163
Fifth Third Bancorp	34,970	1,074,978
Hartford Financial Svcs. Group, Inc.	22,573	1,371,761
KeyCorp	65,765	1,331,084
Lincoln National Corp.	16,263	959,680
Progressive Corp.	25,027	1,811,705
Reinsurance Group of America, Inc. Cl A	7,792	1,270,562
Starwood Property Trust, Inc.	35,889	892,201
SVB Financial Group*	1,749	439,069
Synchrony Financial	10,702	385,379
Voya Financial, Inc.	28,930	1,764,151
Zions Bancorporation	22,620	1,174,430

		20,720,941

HEALTH CARE (6.1%)
Agilent Technologies, Inc.	16,100	1,373,491
Boston Scientific Corp.*	3,440	155,557
Centene Corp.*	14,814	931,356
Hill-Rom Hldgs., Inc.	9,265	1,051,855

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Humana, Inc.	3,272	$1,199,253
Zimmer Biomet Hldgs., Inc.	8,520	1,275,274

		5,986,786

INDUSTRIALS (13.0%)
Alaska Air Group, Inc.	22,852	1,548,223
Kirby Corp.*	12,780	1,144,193
L-3 Harris Technologies, Inc.	10,044	1,987,406
Mueller Industries, Inc.	38,484	1,221,867
Old Dominion Freight Line, Inc.	10,702	2,031,026
Oshkosh Corp.	11,237	1,063,582
Stanley Black & Decker, Inc.	10,821	1,793,473
Stericycle, Inc.*	10,688	682,001
United Rentals, Inc.*	8,347	1,392,029

		12,863,800

INFORMATION TECHNOLOGY (6.8%)
Analog Devices, Inc.	5,885	699,373
Ciena Corp.*	11,321	483,294
DXC Technology Co.	10,780	405,220
Fidelity National Information Svcs., Inc.	3,539	492,240
KLA Corp.	2,456	437,586
LogMeIn, Inc.	5,250	450,135
MKS Instruments, Inc.	2,698	296,807
Nokia OYJ	74,523	276,480
Perspecta, Inc.	13,759	363,788
Proofpoint, Inc.*	5,400	619,812
PTC, Inc.*	7,380	552,688
Qorvo, Inc.*	6,261	727,716
ViaSat, Inc.*	6,071	444,367
Western Digital Corp.	7,507	476,469

		6,725,975

MATERIALS (10.9%)
Crown Hldgs., Inc.*	35,928	2,606,217
FMC Corp.	7,716	770,211
Freeport-McMoRan, Inc.	90,608	1,188,777
International Paper Co.	18,498	851,833
Mosaic Co.	24,475	529,639
Newmont Goldcorp Corp.	7,832	340,300
Nucor Corp.	10,469	589,195
Olin Corp.	45,483	784,582
Packaging Corp. of America	22,830	2,556,732
Steel Dynamics, Inc.	16,145	549,576

		10,767,062

REAL ESTATE (13.8%)
Alexander’s, Inc.	1,198	395,759
American Campus Communities, Inc.	14,905	700,982
Apartment Investment & Management Co. Cl A	19,562	1,010,377
AvalonBay Communities, Inc.	5,483	1,149,785
Brandywine Realty Trust	58,091	914,933
Duke Realty Corp.	53,939	1,870,066
Equity LifeStyle Properties, Inc.	8,898	626,330
GEO Group, Inc.	30,157	500,908
Host Hotels & Resorts, Inc.	49,114	911,065

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Kilroy Realty Corp.	8,734	$732,783
Liberty Property Trust	12,786	767,799
Macerich Co.	9,023	242,899
Prologis, Inc.	6,290	560,691
Regency Centers Corp.	4,138	261,066
Spirit Realty Capital, Inc.	17,592	865,175
Vornado Realty Trust	7,898	525,217
Welltower, Inc.	14,053	1,149,254
Weyerhaeuser Co.	16,643	502,619

		13,687,708

UTILITIES (12.2%)
AES Corp.	43,702	869,670
Ameren Corp.	19,192	1,473,945
Consolidated Edison, Inc.	14,878	1,346,013
Edison International	7,127	537,447
Entergy Corp.	11,195	1,341,161
Evergy, Inc.	23,655	1,539,704
Eversource Energy	11,588	985,791
FirstEnergy Corp.	25,620	1,245,132
PPL Corp.	30,048	1,078,122
Public Svc. Enterprise Group, Inc.	28,374	1,675,485

		12,092,470

TOTAL COMMON STOCKS
(Cost: $71,648,777) 96.8%		95,689,550

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.1%)
U.S. Treasury Bill	A-1+	1.47	01/21/20	$3,100,000	$3,097,469

COMMERCIAL PAPER (3.1%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	3,000,000	2,999,877

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,097,346) 6.2%					6,097,346

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.56	01/02/20	$24,922	$24,922

TOTAL TEMPORARY CASH INVESTMENT (Cost: $24,922) 0.0% (2)					24,922

TOTAL INVESTMENTS (Cost: $77,771,045) 103.0%					101,811,818

OTHER NET ASSETS -3.0%					(2,944,641)

NET ASSETS 100.0%					$98,867,177

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.8%)
AMC Networks, Inc. Cl A*	37,232	$1,470,664
Cable One, Inc.	4,269	6,354,278
Cinemark Hldgs., Inc.	92,016	3,114,742
John Wiley & Sons, Inc. Cl A	37,451	1,817,123
Meredith Corp.	34,664	1,125,540
New York Times Co. Cl A	124,129	3,993,230
TEGNA, Inc.	183,662	3,065,319
Telephone & Data Systems, Inc.	83,207	2,115,954
TripAdvisor, Inc.	90,377	2,745,653
World Wrestling Entertainment, Inc. Cl A	40,458	2,624,511
Yelp, Inc. Cl A*	54,692	1,904,922

		30,331,936

CONSUMER DISCRETIONARY (12.6%)
Aaron’s, Inc.	57,726	3,296,732
Adient PLC*	75,414	1,602,547
Adtalem Global Education, Inc.*	45,577	1,593,828
American Eagle Outfitters, Inc.	136,326	2,003,992
AutoNation, Inc.*	50,083	2,435,536
Bed Bath & Beyond, Inc.	108,784	1,881,963
Boyd Gaming Corp.	68,705	2,057,028
Brinker International, Inc.	31,816	1,336,272
Brunswick Corp.	69,706	4,180,966
Caesars Entertainment Corp.*	477,386	6,492,450
Carter’s, Inc.	37,631	4,114,573
Cheesecake Factory, Inc.	34,853	1,354,388
Choice Hotels International, Inc.	27,208	2,814,123
Churchill Downs, Inc.	30,413	4,172,664
Columbia Sportswear Co.	24,515	2,456,158
Cracker Barrel Old Country Store, Inc.	20,455	3,144,752
Dana, Inc.	122,757	2,234,177
Deckers Outdoor Corp.*	23,613	3,987,291
Delphi Technologies PLC*	74,132	951,114
Dick’s Sporting Goods, Inc.	53,934	2,669,194
Dillard’s, Inc. Cl A	8,394	616,791
Domino’s Pizza, Inc.	35,035	10,292,582
Dunkin’ Brands Group, Inc.	71,429	5,395,747
Eldorado Resorts, Inc.*	55,642	3,318,489
Etsy, Inc.*	101,175	4,482,052
Five Below, Inc.*	47,566	6,081,789
Foot Locker, Inc.	90,674	3,535,379
Gentex Corp.	215,551	6,246,668
Goodyear Tire & Rubber Co.	200,623	3,120,691
Graham Hldgs. Co. Cl B	3,730	2,383,433
Grand Canyon Education, Inc.*	40,963	3,923,846
GrubHub, Inc.*	77,872	3,787,694
Helen of Troy Ltd.*	21,374	3,842,831
Jack in the Box, Inc.	20,050	1,564,501
KB Home	71,985	2,466,926
Lear Corp.	46,431	6,370,333
Marriott Vacations Worldwide Corp.	32,134	4,137,574
Mattel, Inc.*	297,329	4,028,808
Murphy USA, Inc.*	24,548	2,872,116

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Ollie’s Bargain Outlet Hldgs., Inc.*	47,292	$3,088,640
Papa John’s International, Inc.	18,748	1,183,936
Penn National Gaming, Inc.*	94,019	2,403,126
Polaris, Inc.	49,009	4,984,215
Pool Corp.	34,131	7,248,742
RH*	13,967	2,981,955
Sally Beauty Hldgs., Inc.*	98,364	1,795,143
Scientific Games Corp.*	45,515	1,218,892
Service Corp. International	156,501	7,203,741
Six Flags Entertainment Corp.	66,847	3,015,468
Skechers U.S.A., Inc. Cl A*	112,969	4,879,131
Tempur Sealy International, Inc.*	39,109	3,404,829
Texas Roadhouse, Inc. Cl A	55,362	3,117,988
Thor Industries, Inc.	47,026	3,493,562
Toll Brothers, Inc.	109,970	4,344,915
TRI Pointe Group, Inc.*	118,472	1,845,794
Urban Outfitters, Inc.*	59,689	1,657,563
Visteon Corp.*	24,195	2,095,045
Wendy’s Co.	157,859	3,506,048
Williams-Sonoma, Inc.	66,281	4,867,677
WW International, Inc.*	39,645	1,514,835
Wyndham Destinations, Inc.	77,712	4,016,933
Wyndham Hotels & Resorts, Inc.	82,123	5,158,146

		212,274,322

CONSUMER STAPLES (2.7%)
BJ’s Wholesale Club Hldgs., Inc.*	106,152	2,413,896
Boston Beer Co., Inc. Cl A*	7,864	2,971,412
Casey’s General Stores, Inc.	31,543	5,015,022
Edgewell Personal Care Co.*	46,178	1,429,671
Energizer Hldgs., Inc.	54,682	2,746,130
Flowers Foods, Inc.	164,119	3,567,947
Hain Celestial Group, Inc.*	68,386	1,774,959
Ingredion, Inc.	56,957	5,294,153
Lancaster Colony Corp.	16,671	2,669,027
Nu Skin Enterprises, Inc. Cl A	47,451	1,944,542
Pilgrim’s Pride Corp.*	44,239	1,447,279
Post Hldgs., Inc.*	56,975	6,215,973
Sanderson Farms, Inc.	16,620	2,928,776
Sprouts Farmers Market, Inc.*	101,758	1,969,017
Tootsie Roll Industries, Inc.	14,337	489,465
TreeHouse Foods, Inc.*	48,579	2,356,082

		45,233,351

ENERGY (2.0%)
Antero Midstream Corp.	255,154	1,936,619
Apergy Corp.*	66,333	2,240,729
Chesapeake Energy Corp.*	996,517	822,724
CNX Resources Corp.*	163,164	1,444,001
Core Laboratories N.V.	38,076	1,434,323
EQT Corp.	218,352	2,380,037
Equitrans Midstream Corp.	172,098	2,299,229
Matador Resources Co.*	92,821	1,667,993

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Murphy Oil Corp.	126,502	$3,390,254
Patterson-UTI Energy, Inc.	165,317	1,735,829
PBF Energy, Inc. Cl A	86,815	2,723,387
Transocean Ltd.*	499,696	3,437,908
World Fuel Svcs. Corp.	55,273	2,399,954
WPX Energy, Inc.*	353,729	4,860,236

		32,773,223

FINANCIALS (15.4%)
Affiliated Managers Group, Inc.	42,225	3,578,146
Alleghany Corp.*	12,295	9,830,713
American Financial Group, Inc.	64,238	7,043,697
Associated Banc-Corp.	135,936	2,996,029
BancorpSouth Bank	82,089	2,578,415
Bank of Hawaii Corp.	34,342	3,267,985
Bank OZK	103,778	3,165,748
Brighthouse Financial, Inc.*	93,795	3,679,578
Brown & Brown, Inc.	199,837	7,889,565
Cathay General Bancorp	64,780	2,464,879
CNO Financial Group, Inc.	131,540	2,384,820
Commerce Bancshares, Inc.	88,563	6,016,970
Cullen/Frost Bankers, Inc.	49,022	4,793,371
East West Bancorp, Inc.	124,271	6,051,998
Eaton Vance Corp.	97,458	4,550,314
Evercore, Inc. Cl A	33,355	2,493,620
FactSet Research Systems, Inc.	32,272	8,658,578
Federated Investors, Inc. Cl B	82,667	2,694,118
First American Financial Corp.	96,233	5,612,309
First Financial Bankshares, Inc.	116,750	4,097,925
First Horizon National Corp.	266,159	4,407,593
FirstCash, Inc.	36,663	2,956,138
FNB Corp.	277,140	3,519,678
Fulton Financial Corp.	140,111	2,442,135
Genworth Financial, Inc. Cl A*	428,769	1,886,584
Green Dot Corp. Cl A*	41,560	968,348
Hancock Whitney Corp.	74,749	3,279,986
Hanover Insurance Group, Inc.	33,646	4,598,399
Home BancShares, Inc.	132,905	2,612,912
Interactive Brokers Group, Inc. Cl A	66,475	3,099,065
International Bancshares Corp.	48,764	2,100,265
Janus Henderson Group PLC	133,892	3,273,659
Jefferies Financial Group, Inc.	217,382	4,645,453
Kemper Corp.	53,630	4,156,325
Legg Mason, Inc.	69,731	2,504,040
LendingTree, Inc.*	6,394	1,940,195
Mercury General Corp.	23,371	1,138,869
Navient Corp.	166,378	2,276,051
New York Community Bancorp, Inc.	400,322	4,811,870
Old Republic International Corp.	244,758	5,475,236
PacWest Bancorp	102,397	3,918,733
Pinnacle Financial Partners, Inc.	61,486	3,935,104
Primerica, Inc.	35,571	4,644,150
Prosperity Bancshares, Inc.	80,820	5,810,150
Reinsurance Group of America, Inc. Cl A	53,597	8,739,527

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
RenaissanceRe Hldgs. Ltd.	37,815	$7,412,496
RLI Corp.	33,970	3,057,979
SEI Investments Co.	108,979	7,135,945
Selective Insurance Group, Inc.	50,724	3,306,698
Signature Bank	46,034	6,288,705
SLM Corp.	358,853	3,197,380
Sterling Bancorp	172,670	3,639,884
Stifel Financial Corp.	58,644	3,556,759
Synovus Financial Corp.	125,302	4,911,838
TCF Financial Corp.	131,603	6,159,020
Texas Capital Bancshares, Inc.*	42,996	2,440,883
Trustmark Corp.	54,905	1,894,772
UMB Financial Corp.	36,657	2,516,136
Umpqua Hldgs. Corp.	190,000	3,363,000
United Bankshares, Inc.	86,814	3,356,229
Valley National Bancorp	335,517	3,841,670
Washington Federal, Inc.	66,635	2,442,173
Webster Financial Corp.	79,113	4,221,470
Wintrust Financial Corp.	48,920	3,468,428

		259,200,708

HEALTH CARE (9.1%)
Acadia Healthcare Co., Inc.*	76,326	2,535,550
Allscripts Healthcare Solutions, Inc.*	140,016	1,374,257
Amedisys, Inc.*	27,630	4,612,000
Arrowhead Pharmaceuticals, Inc.*	84,817	5,379,942
Avanos Medical, Inc.*	41,375	1,394,337
Bio-Rad Laboratories, Inc. Cl A*	18,301	6,771,919
Bio-Techne Corp.	32,660	7,169,197
Cantel Medical Corp.	32,511	2,305,030
Catalent, Inc.*	125,880	7,087,044
Charles River Laboratories International, Inc.*	41,734	6,375,286
Chemed Corp.	13,719	6,026,208
Encompass Health Corp.	84,821	5,875,551
Exelixis, Inc.*	258,153	4,548,656
Globus Medical, Inc. Cl A*	66,967	3,943,017
Haemonetics Corp.*	43,550	5,003,895
HealthEquity, Inc.*	61,987	4,591,377
Hill-Rom Hldgs., Inc.	57,258	6,500,501
ICU Medical, Inc.*	16,552	3,097,210
Integra LifeSciences Hldgs. Corp.*	60,940	3,551,583
Ligand Pharmaceuticals, Inc.*	15,356	1,601,477
LivaNova PLC*	41,801	3,153,049
Masimo Corp.*	41,742	6,597,741
MEDNAX, Inc.*	72,260	2,008,105
Molina Healthcare, Inc.*	54,010	7,328,617
Nektar Therapeutics Cl A*	151,929	3,279,387
NuVasive, Inc.*	44,384	3,432,659
Patterson Cos., Inc.	74,462	1,524,982
Penumbra, Inc.*	27,675	4,546,172
PRA Health Sciences, Inc.*	54,221	6,026,664
Prestige Consumer Healthcare, Inc.*	42,808	1,733,724

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Repligen Corp.*	39,820	$3,683,350
Syneos Health, Inc. Cl A*	53,319	3,171,148
Tenet Healthcare Corp.*	89,464	3,402,316
United Therapeutics Corp.*	37,400	3,294,192
West Pharmaceutical Svcs., Inc.	63,867	9,601,126

		152,527,269

INDUSTRIALS (14.5%)
Acuity Brands, Inc.	33,987	4,690,206
AECOM*	133,388	5,753,024
AGCO Corp.	53,817	4,157,363
ASGN, Inc.*	44,718	3,173,636
Avis Budget Group, Inc.*	48,577	1,566,122
Axon Enterprise, Inc.*	50,944	3,733,176
Brink’s Co.	42,706	3,872,580
Carlisle Cos., Inc.	48,317	7,819,623
Clean Harbors, Inc.*	43,747	3,751,305
Colfax Corp.*	70,712	2,572,503
Crane Co.	43,442	3,752,520
Curtiss-Wright Corp.	36,553	5,149,952
Deluxe Corp.	36,173	1,805,756
Donaldson Co., Inc.	107,904	6,217,428
Dycom Industries, Inc.*	27,108	1,278,142
EMCOR Group, Inc.	47,844	4,128,937
EnerSys	35,977	2,692,159
Fluor Corp.	119,529	2,256,707
FTI Consulting, Inc.*	32,100	3,552,186
GATX Corp.	29,930	2,479,700
Graco, Inc.	143,302	7,451,704
Healthcare Svcs. Group, Inc.	63,359	1,540,891
Herman Miller, Inc.	50,329	2,096,203
HNI Corp.	37,199	1,393,475
Hubbell, Inc. Cl B	46,532	6,878,360
Insperity, Inc.	31,738	2,730,738
ITT, Inc.	75,689	5,594,174
JetBlue Airways Corp.*	245,428	4,594,412
KAR Auction Svcs, Inc.	108,667	2,367,854
Kennametal, Inc.	71,011	2,619,596
Kirby Corp.*	51,137	4,578,296
Knight-Swift Transportation Hldgs., Inc. Cl A	103,234	3,699,907
Landstar System, Inc.	33,572	3,822,844
Lennox International, Inc.	29,788	7,267,378
Lincoln Electric Hldgs., Inc.	52,470	5,075,423
ManpowerGroup, Inc.	50,327	4,886,752
MasTec, Inc.*	51,303	3,291,600
Mercury Systems, Inc.*	47,447	3,279,062
MSA Safety, Inc.	30,557	3,861,183
MSC Industrial Direct Co., Inc. Cl A	38,319	3,006,892
Nordson Corp.	44,236	7,203,390
NOW, Inc.*	93,087	1,046,298
nVent Electric PLC	131,201	3,356,122
Oshkosh Corp.	58,646	5,550,844
Owens Corning	93,752	6,105,130
Regal Beloit Corp.	34,855	2,983,937

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Resideo Technologies, Inc.*	106,505	$1,270,605
Ryder System, Inc.	44,805	2,433,360
Stericycle, Inc.*	77,347	4,935,512
Teledyne Technologies, Inc.*	31,455	10,900,416
Terex Corp.	56,031	1,668,603
Tetra Tech, Inc.	46,399	3,997,738
Timken Co.	58,297	3,282,704
Toro Co.	91,908	7,322,310
Trex Co., Inc.*	50,164	4,508,740
Trinity Industries, Inc.	84,558	1,872,960
Valmont Industries, Inc.	18,342	2,747,265
Watsco, Inc.	27,957	5,036,454
Werner Enterprises, Inc.	37,636	1,369,574
Woodward, Inc.	48,793	5,779,043
XPO Logistics, Inc.*	78,008	6,217,238

		244,028,012

INFORMATION TECHNOLOGY (14.5%)
ACI Worldwide, Inc.*	99,468	3,768,345
Arrow Electronics, Inc.*	69,897	5,923,072
Avnet, Inc.	86,913	3,688,588
Belden, Inc.	33,037	1,817,035
Blackbaud, Inc.	42,057	3,347,737
Cabot Microelectronics Corp.	24,775	3,575,528
CACI International, Inc. Cl A*	21,445	5,361,036
CDK Global, Inc.	103,703	5,670,480
Ceridian HCM Hldg., Inc.*	86,369	5,862,728
Ciena Corp.*	131,844	5,628,420
Cirrus Logic, Inc.*	49,508	4,079,954
Cognex Corp.	149,262	8,364,643
Coherent, Inc.*	20,870	3,471,725
CommVault Systems, Inc.*	35,872	1,601,326
CoreLogic, Inc.*	67,996	2,972,105
Cree, Inc.*	91,747	4,234,124
Cypress Semiconductor Corp.	316,280	7,378,812
Fair Isaac Corp.*	24,777	9,283,446
First Solar, Inc.*	64,940	3,634,042
II-VI, Inc.*	74,629	2,512,758
InterDigital, Inc.	26,502	1,444,094
j2 Global, Inc.	39,559	3,707,074
Jabil, Inc.	119,136	4,923,891
KBR, Inc.	120,484	3,674,762
Littelfuse, Inc.	20,845	3,987,649
LiveRamp Hldgs., Inc.*	59,159	2,843,773
LogMeIn, Inc.	41,921	3,594,307
Lumentum Hldgs., Inc.*	66,231	5,252,118
Manhattan Associates, Inc.*	54,812	4,371,257
MAXIMUS, Inc.	54,665	4,066,529
MKS Instruments, Inc.	46,509	5,116,455
Monolithic Power Systems, Inc.	34,461	6,134,747
National Instruments Corp.	100,528	4,256,356
NCR Corp.*	108,285	3,807,301
NetScout Systems, Inc.*	56,701	1,364,793
Perspecta, Inc.	116,333	3,075,845
PTC, Inc.*	88,905	6,658,095
Sabre Corp.	233,789	5,246,225

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Science Applications International Corp.	41,875	$3,643,963
Semtech Corp.*	56,113	2,968,378
Silicon Laboratories, Inc.*	37,100	4,302,858
SolarEdge Technologies, Inc.*	41,761	3,971,054
Synaptics, Inc.*	28,729	1,889,506
SYNNEX Corp.	34,720	4,471,936
Tech Data Corp.*	30,344	4,357,398
Teradata Corp.*	96,007	2,570,107
Teradyne, Inc.	142,942	9,747,215
Trimble, Inc.*	213,061	8,882,513
Tyler Technologies, Inc.*	33,402	10,021,268
Universal Display Corp.	36,407	7,502,391
ViaSat, Inc.*	48,687	3,563,645
Vishay Intertechnology, Inc.	113,632	2,419,225
WEX, Inc.*	36,914	7,732,006

		243,744,638

MATERIALS (5.7%)
Allegheny Technologies, Inc.*	107,747	2,226,053
AptarGroup, Inc.	54,576	6,310,077
Ashland Global Hldgs., Inc.	51,462	3,938,387
Cabot Corp.	48,800	2,318,976
Carpenter Technology Corp.	41,225	2,052,180
Chemours Co.	142,817	2,583,560
Commercial Metals Co.	102,449	2,281,539
Compass Minerals International, Inc.	29,137	1,776,191
Domtar Corp.	49,221	1,882,211
Eagle Materials, Inc.	35,815	3,246,988
Greif, Inc. Cl A	22,679	1,002,412
Ingevity Corp.*	35,953	3,141,573
Louisiana-Pacific Corp.	101,238	3,003,731
Minerals Technologies, Inc.	29,907	1,723,540
NewMarket Corp.	6,315	3,072,374
O-I Glass, Inc.	134,218	1,601,221
Olin Corp.	137,604	2,373,669
PolyOne Corp.	65,589	2,413,019
Reliance Steel & Aluminum Co.	57,206	6,850,991
Royal Gold, Inc.	56,308	6,883,653
RPM International, Inc.	111,855	8,585,990
Scotts Miracle-Gro Co.	33,772	3,585,911
Sensient Technologies Corp.	35,779	2,364,634
Silgan Hldgs., Inc.	65,582	2,038,289
Sonoco Products Co.	85,748	5,292,367
Steel Dynamics, Inc.	184,475	6,279,529
United States Steel Corp.	148,418	1,693,449
Valvoline, Inc.	163,243	3,495,033
Worthington Industries, Inc.	31,813	1,341,872

		95,359,419

REAL ESTATE (10.4%)
Alexander & Baldwin, Inc.	58,824	1,232,951
American Campus Communities, Inc.	117,138	5,509,000
Brixmor Property Group, Inc.	255,780	5,527,406
Camden Property Trust	82,779	8,782,852
CoreCivic, Inc.	101,719	1,767,876
CoreSite Realty Corp.	32,361	3,628,315

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Corporate Office Properties Trust	95,057	$2,792,775
Cousins Properties, Inc.	125,192	5,157,910
CyrusOne, Inc.	96,979	6,345,336
Douglas Emmett, Inc.	141,286	6,202,455
EastGroup Properties, Inc.	32,770	4,347,596
EPR Properties	66,804	4,719,035
First Industrial Realty Trust, Inc.	108,481	4,503,046
GEO Group, Inc.	103,786	1,723,885
Healthcare Realty Trust, Inc.	113,965	3,803,012
Highwoods Properties, Inc.	88,671	4,336,899
JBG SMITH Properties	100,777	4,019,994
Jones Lang LaSalle, Inc.	44,077	7,673,365
Kilroy Realty Corp.	83,523	7,007,580
Lamar Advertising Co. Cl A	73,491	6,559,807
Liberty Property Trust	134,760	8,092,338
Life Storage, Inc.	40,023	4,333,690
Macerich Co.	94,367	2,540,360
Mack-Cali Realty Corp.	76,571	1,771,087
Medical Properties Trust, Inc.	441,089	9,311,389
National Retail Properties, Inc.	146,826	7,872,810
Omega Healthcare Investors, Inc.	186,454	7,896,327
Park Hotels & Resorts, Inc.	204,813	5,298,512
Pebblebrook Hotel Trust	112,124	3,006,044
PotlatchDeltic Corp.	57,281	2,478,549
PS Business Parks, Inc.	17,033	2,808,231
Rayonier, Inc.	110,665	3,625,385
Sabra Health Care REIT, Inc.	164,651	3,513,652
Senior Housing Properties Trust	201,572	1,701,268
Service Properties Trust	141,079	3,432,452
Spirit Realty Capital, Inc.	85,094	4,184,923
Tanger Factory Outlet Centers, Inc.	79,675	1,173,613
Taubman Centers, Inc.	52,318	1,626,567
Urban Edge Properties	98,804	1,895,061
Weingarten Realty Investors	103,474	3,232,528

		175,435,881

UTILITIES (4.3%)
ALLETE, Inc.	44,420	3,605,572
Aqua America, Inc.	185,127	8,689,861
Black Hills Corp.	52,997	4,162,384
Hawaiian Electric Industries, Inc.	92,651	4,341,626
IDACORP, Inc.	43,159	4,609,381
MDU Resources Group, Inc.	171,157	5,085,075
National Fuel Gas Co.	74,273	3,456,666
New Jersey Resources Corp.	81,823	3,646,851
NorthWestern Corp.	43,181	3,094,782
OGE Energy Corp.	171,494	7,626,338
ONE Gas, Inc.	45,802	4,285,693
PNM Resources, Inc.	68,251	3,461,008
Southwest Gas Hldgs., Inc.	46,694	3,547,343
Spire, Inc.	43,695	3,640,231
UGI Corp.	180,677	8,159,373

		71,412,184

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,231,578,388) 93.0%		1,562,320,943

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Bill	A-1+	1.47	01/21/20	$21,300,000	$21,282,609
U.S. Treasury Bill (1)	A-1+	1.51	01/28/20	5,000,000	4,994,332
U.S. Treasury Bill	A-1+	1.52	01/07/20	26,800,000	26,793,206
U.S. Treasury Bill	A-1+	1.52	02/04/20	19,500,000	19,472,137

					72,542,284

COMMERCIAL PAPER (2.3%)
Cargill Global Fund PLC†	A-1	1.46	01/07/20	10,500,000	10,497,445
Home Depot, Inc.†	A-1	1.55	01/02/20	18,000,000	17,999,225
Southern California Gas Co.†	A-1	1.80	01/06/20	10,000,000	9,997,500

					38,494,170

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $111,036,454) 6.6%					111,036,454

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.3%)
Citibank, New York Time Deposit		1.56	01/02/20	$5,563,353	$5,563,353

TOTAL TEMPORARY CASH INVESTMENT (Cost: $5,563,353) 0.3%					5,563,353

TOTAL INVESTMENTS (Cost: $1,348,178,195) 99.9%					1,678,920,750

OTHER NET ASSETS 0.1%					1,759,024

NET ASSETS 100.0%					$1,680,679,774

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
FINANCIALS (99.2%)
iShares Core MSCI EAFE ETF	1,873,834	$122,248,930
iShares Core MSCI Europe ETF	393,284	19,613,073
iShares Core MSCI Pacific ETF	177,010	10,339,154
iShares Edge MSCI Min Vol Emerging Markets ETF	66,174	3,881,767
iShares MSCI EAFE ETF	3,928,635	272,804,414
iShares MSCI EAFE Growth ETF	691,033	59,753,624
iShares MSCI EAFE Value ETF	1,196,278	59,730,161
iShares MSCI Emerging Markets ETF	714,626	32,065,269
Vanguard FTSE Developed Markets ETF	2,129,980	93,846,919
Vanguard FTSE Europe ETF	424,630	24,883,318
Vanguard FTSE Pacific ETF	220,480	15,340,998

		714,507,627

TOTAL COMMON STOCKS (Cost: $643,383,915) 99.2%		714,507,627

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill	A-1+	1.47	01/21/20	$2,000,000	$1,998,367

COMMERCIAL PAPER (0.3%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	2,400,000	2,399,901

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,398,268) 0.6%					4,398,268

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.56	01/02/20	$38,042	$38,042

TOTAL TEMPORARY CASH INVESTMENT (Cost: $38,042) 0.0% (2)					38,042

TOTAL INVESTMENTS (Cost: $647,820,225) 99.8%					718,943,937

OTHER NET ASSETS 0.2%					1,482,458

NET ASSETS 100.0%					$720,426,395

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.0%)
Comcast Corp. Cl A	67,293	$3,026,166
Viacom, Inc. Cl B	31,879	1,337,962
Walt Disney Co.	10,440	1,509,937

		5,874,065

CONSUMER DISCRETIONARY (5.3%)
Amazon.com, Inc.*	382	705,875
Best Buy Co., Inc.	23,507	2,063,915
Home Depot, Inc.	12,687	2,770,587
Las Vegas Sands Corp.	10,246	707,384
Norwegian Cruise Line Hldgs. Ltd.*	16,032	936,429
PVH Corp.	5,299	557,190
Ross Stores, Inc.	7,173	835,081
Target Corp.	13,169	1,688,397

		10,264,858

CONSUMER STAPLES (2.5%)
Constellation Brands, Inc. Cl A	4,988	946,473
Estee Lauder Cos., Inc. Cl A	6,896	1,424,300
PepsiCo, Inc.	10,194	1,393,214
Sysco Corp.	13,197	1,128,871

		4,892,858

ENERGY (4.0%)
Baker Hughes, a GE Co. Cl A	41,035	1,051,727
Chevron Corp.	12,986	1,564,943
ConocoPhillips	14,911	969,662
Marathon Petroleum Corp.	33,708	2,030,907
Noble Energy, Inc.	31,412	780,274
Valero Energy Corp.	13,214	1,237,491

		7,635,004

FINANCIALS (7.6%)
Bank of America Corp.	75,981	2,676,051
Citigroup, Inc.	28,533	2,279,501
Citizens Financial Group, Inc.	17,231	699,751
Intercontinental Exchange, Inc.	15,789	1,461,272
JPMorgan Chase & Co.	23,832	3,322,181
Morgan Stanley	31,758	1,623,469
Synchrony Financial	56,450	2,032,764
Willis Towers Watson PLC	3,487	704,165

		14,799,154

HEALTH CARE (9.6%)
AbbVie, Inc.	24,072	2,131,335
Becton Dickinson & Co.	4,541	1,235,016
Bristol-Myers Squibb Co.	15,066	967,086
Bristol-Myers Squibb Co. Right Issue 03/31/21*	8,797	26,479
Cigna Corp.	5,327	1,089,318
Eli Lilly & Co.	10,399	1,366,741
Gilead Sciences, Inc.	28,935	1,880,196
HCA Healthcare, Inc.	14,549	2,150,488
Humana, Inc.	3,341	1,224,543
Medtronic PLC	16,207	1,838,683

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	17,835	$1,622,093
UnitedHealth Group, Inc.	10,572	3,107,957

		18,639,935

INDUSTRIALS (5.2%)
Boeing Co.	5,562	1,811,877
Caterpillar, Inc.	6,385	942,937
Delta Air Lines, Inc.	32,789	1,917,501
FedEx Corp.	6,850	1,035,788
Ingersoll-Rand PLC	8,687	1,154,676
Lockheed Martin Corp.	4,542	1,768,564
Northrop Grumman Corp.	4,005	1,377,600

		10,008,943

INFORMATION TECHNOLOGY (16.1%)
Apple, Inc.	27,276	8,009,597
Broadcom, Inc.	6,779	2,142,300
DXC Technology Co.	10,103	379,772
Fidelity National Information Svcs., Inc.	14,888	2,070,772
HP, Inc.	37,077	761,932
Intel Corp.	32,462	1,942,851
Lam Research Corp.	5,181	1,514,924
Microsoft Corp.	45,600	7,191,120
Motorola Solutions, Inc.	10,094	1,626,547
NetApp, Inc.	10,663	663,772
NVIDIA Corp.	5,503	1,294,856
Visa, Inc. Cl A	15,091	2,835,599
Western Digital Corp.	11,388	722,796

		31,156,838

MATERIALS (1.5%)
Celanese Corp. Cl A	5,535	681,469
Eastman Chemical Co.	6,776	537,066
PPG Industries, Inc.	6,408	855,404
WestRock Co.	19,659	843,568

		2,917,507

REAL ESTATE (2.5%)
American Tower Corp.	6,813	1,565,764
Equinix, Inc.	2,265	1,322,081
Prologis, Inc.	10,503	936,237
Simon Property Group, Inc.	7,221	1,075,640

		4,899,722

UTILITIES (1.9%)
NextEra Energy, Inc.	7,443	1,802,397
NRG Energy, Inc.	24,451	971,927
Sempra Energy	6,238	944,932

		3,719,256

TOTAL COMMON STOCKS
(Cost: $84,404,874) 59.2%		114,808,140

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (16.5%)
U.S. Treasury Bond	AA+	2.25	08/15/46	$1,150,000	$1,116,181
U.S. Treasury Bond	AA+	2.88	05/15/49	1,500,000	1,651,478
U.S. Treasury Note	AA+	1.25	08/31/24	650,000	636,970
U.S. Treasury Note	AA+	1.50	02/28/23	500,000	497,945
U.S. Treasury Note	AA+	1.50	09/30/24	500,000	495,362
U.S. Treasury Note	AA+	1.63	02/15/26	750,000	742,568
U.S. Treasury Note	AA+	1.63	08/15/29	1,750,000	1,703,487
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	506,722
U.S. Treasury Note	AA+	2.00	11/15/26	800,000	808,317
U.S. Treasury Note	AA+	2.13	05/15/25	1,000,000	1,019,584
U.S. Treasury Note	AA+	2.25	02/15/27	2,000,000	2,053,694
U.S. Treasury Note	AA+	2.25	08/15/27	2,600,000	2,670,862
U.S. Treasury Note	AA+	2.25	11/15/27	2,150,000	2,208,284
U.S. Treasury Note	AA+	2.38	05/15/27	1,850,000	1,916,659
U.S. Treasury Note	AA+	2.63	02/15/29	1,500,000	1,588,546
U.S. Treasury Note	AA+	2.88	05/15/28	7,250,000	7,798,483
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,514,971

					31,930,113

U.S. GOVERNMENT AGENCIES (11.0%)
MORTGAGE-BACKED OBLIGATIONS (11.0%)
FHLMC	AA+	2.50	09/01/27	152,175	153,813
FHLMC	AA+	2.50	10/01/34	393,078	396,346
FHLMC	AA+	2.62	01/25/23	50,000	50,673
FHLMC	AA+	3.00	06/01/27	96,097	98,631
FHLMC	AA+	3.00	08/01/27	85,856	88,014
FHLMC	AA+	3.00	02/01/32	243,571	251,155
FHLMC	AA+	3.00	10/15/37	133,894	136,297
FHLMC	AA+	3.00	11/01/39	298,733	305,387
FHLMC	AA+	3.00	11/01/42	163,892	168,849
FHLMC	AA+	3.00	04/01/43	199,391	205,750
FHLMC	AA+	3.00	11/01/49	498,950	506,457
FHLMC	AA+	3.50	02/01/32	110,338	115,412
FHLMC	AA+	3.50	01/01/43	172,106	178,732
FHLMC	AA+	3.50	06/01/45	267,873	282,243
FHLMC	AA+	3.50	07/01/45	288,844	307,553
FHLMC	AA+	4.00	02/01/25	15,484	16,158
FHLMC	AA+	4.00	11/01/33	181,375	189,278
FHLMC	AA+	4.00	01/01/38	165,038	177,692
FHLMC	AA+	4.00	03/01/41	92,824	99,573
FHLMC	AA+	4.00	07/01/41	121,448	130,342
FHLMC	AA+	4.00	11/01/42	92,026	98,603
FHLMC	AA+	4.00	01/01/43	151,530	162,359
FHLMC	AA+	4.00	01/01/44	172,319	183,469
FHLMC	AA+	4.00	10/01/44	138,171	146,488
FHLMC	AA+	4.00	06/01/45	252,816	270,065
FHLMC	AA+	4.00	05/01/47	280,160	293,590
FHLMC	AA+	4.00	09/01/48	395,693	412,588
FHLMC	AA+	4.50	08/01/34	18,843	20,440
FHLMC	AA+	4.50	08/15/35	13,555	13,991
FHLMC	AA+	4.50	02/01/44	132,135	142,165
FHLMC	AA+	4.50	05/01/48	360,128	379,811
FHLMC	AA+	5.00	02/01/26	10,135	10,829
FHLMC	AA+	5.00	10/01/40	130,740	144,162
FHLMC	AA+	5.50	07/01/32	22,144	24,146
FHLMC	AA+	5.50	05/01/33	17,183	18,496
FHLMC	AA+	5.50	06/01/37	79,278	89,106

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	6.00	03/15/32	$22,795	$25,506
FHLMC ARM	AA+	4.68	05/01/37	11,373	11,849
FHLMC ARM	AA+	4.73	03/01/37	3,520	3,677
FHLMC ARM	AA+	4.86	04/01/37	6,595	6,920
FHLMC ARM	AA+	4.89	02/01/36	25,985	27,009
FHLMC Strip	AA+	3.00	01/15/43	205,547	212,746
FNMA	AA+	2.68	12/01/26	300,000	303,230
FNMA	AA+	2.92	07/01/27	286,901	293,515
FNMA	AA+	3.00	05/25/31	350,000	358,969
FNMA	AA+	3.00	06/01/33	306,698	315,794
FNMA	AA+	3.00	09/01/33	181,617	187,000
FNMA	AA+	3.00	12/01/42	238,509	239,853
FNMA	AA+	3.00	01/01/43	498,076	512,888
FNMA	AA+	3.00	02/01/43	138,897	143,112
FNMA	AA+	3.00	03/01/43	251,815	259,690
FNMA	AA+	3.00	04/01/43	230,243	231,529
FNMA	AA+	3.00	09/01/43	270,307	278,111
FNMA	AA+	3.50	03/25/28	216,103	224,486
FNMA	AA+	3.50	08/01/38	170,562	177,952
FNMA	AA+	3.50	10/01/41	107,570	113,087
FNMA	AA+	3.50	11/01/41	192,282	202,543
FNMA	AA+	3.50	12/01/41	162,218	169,061
FNMA	AA+	3.50	04/01/42	201,412	211,695
FNMA	AA+	3.50	04/01/42	294,753	310,539
FNMA	AA+	3.50	08/01/42	165,265	174,101
FNMA	AA+	3.50	11/25/42	334,120	342,473
FNMA	AA+	3.50	08/01/43	332,835	348,088
FNMA	AA+	3.50	08/01/43	273,558	287,430
FNMA	AA+	3.50	01/01/44	63,233	65,090
FNMA	AA+	3.50	08/25/44	77,574	78,273
FNMA	AA+	3.50	04/01/45	228,495	240,612
FNMA	AA+	3.50	09/01/47	151,145	159,141
FNMA	AA+	3.50	08/01/48	268,548	276,231
FNMA	AA+	3.50	08/01/49	384,164	395,714
FNMA	AA+	3.53	01/01/26	200,000	211,110
FNMA	AA+	4.00	07/25/26	282,000	291,983
FNMA	AA+	4.00	01/01/31	107,268	114,208
FNMA	AA+	4.00	07/01/40	186,122	199,486
FNMA	AA+	4.00	11/01/40	108,104	115,906
FNMA	AA+	4.00	05/01/41	78,258	81,353
FNMA	AA+	4.00	11/01/45	213,678	226,818
FNMA	AA+	4.00	02/01/47	185,811	197,207
FNMA	AA+	4.00	05/01/48	486,125	508,733
FNMA	AA+	4.00	03/01/49	478,964	499,132
FNMA	AA+	4.00	07/01/56	556,219	596,115
FNMA	AA+	4.50	05/01/30	34,583	36,862
FNMA	AA+	4.50	04/01/31	45,839	49,250
FNMA	AA+	4.50	08/01/33	20,988	22,552
FNMA	AA+	4.50	09/01/33	40,200	43,238
FNMA	AA+	4.50	06/01/34	43,196	46,338
FNMA	AA+	4.50	08/01/35	26,127	28,330
FNMA	AA+	4.50	12/01/35	23,893	25,896
FNMA	AA+	4.50	05/01/39	43,222	46,907
FNMA	AA+	4.50	05/01/39	65,310	71,052
FNMA	AA+	4.50	05/01/40	80,727	87,130
FNMA	AA+	4.50	10/01/40	383,503	416,432

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.50	11/01/47	$94,566	$101,530
FNMA	AA+	4.50	11/01/47	179,149	188,945
FNMA	AA+	5.00	06/01/33	40,577	44,723
FNMA	AA+	5.00	10/01/33	45,076	49,684
FNMA	AA+	5.00	11/01/33	123,829	136,502
FNMA	AA+	5.00	11/01/33	27,528	30,347
FNMA	AA+	5.00	03/01/34	13,863	15,280
FNMA	AA+	5.00	04/01/34	20,624	22,630
FNMA	AA+	5.00	09/01/35	15,799	17,399
FNMA	AA+	5.00	11/25/35	55,633	61,709
FNMA	AA+	5.00	08/01/37	116,794	128,659
FNMA	AA+	5.00	05/01/39	53,298	58,305
FNMA	AA+	5.00	06/01/40	26,166	28,586
FNMA	AA+	5.50	03/01/34	7,781	8,366
FNMA	AA+	5.50	05/01/34	79,363	89,185
FNMA	AA+	5.50	07/01/34	30,918	33,922
FNMA	AA+	5.50	09/01/34	39,426	43,686
FNMA	AA+	5.50	09/01/34	12,253	13,533
FNMA	AA+	5.50	10/01/34	17,547	19,714
FNMA	AA+	5.50	02/01/35	27,855	30,704
FNMA	AA+	5.50	02/01/35	25,187	28,298
FNMA	AA+	5.50	08/01/35	11,183	12,489
FNMA	AA+	5.50	08/01/37	5,433	6,084
FNMA	AA+	5.50	11/01/38	2,857	3,121
FNMA	AA+	5.50	06/01/48	9,233	10,123
FNMA	AA+	6.00	05/01/23	6,868	7,554
FNMA	AA+	6.00	04/01/32	1,262	1,388
FNMA	AA+	6.00	05/01/32	8,179	9,379
FNMA	AA+	6.00	04/01/33	54,013	60,215
FNMA	AA+	6.00	05/01/33	29,402	32,388
FNMA	AA+	6.00	06/01/34	13,501	15,168
FNMA	AA+	6.00	09/01/34	9,251	10,314
FNMA	AA+	6.00	10/01/34	23,198	25,765
FNMA	AA+	6.00	12/01/36	22,944	26,277
FNMA	AA+	6.00	01/01/37	21,188	23,920
FNMA	AA+	6.00	04/01/37	3,414	3,659
FNMA	AA+	6.00	05/01/37	3,038	3,284
FNMA	AA+	6.00	06/01/37	694	707
FNMA	AA+	6.00	10/25/44	68,313	78,015
FNMA	AA+	6.00	02/25/47	61,770	70,757
FNMA	AA+	6.00	12/25/49	27,070	30,882
FNMA	AA+	6.50	05/01/32	21,551	23,926
FNMA	AA+	6.50	05/01/32	4,035	4,480
FNMA	AA+	6.50	07/01/32	3,459	3,841
FNMA	AA+	6.50	07/01/34	15,544	17,315
FNMA	AA+	6.50	05/01/37	18,668	19,586
FNMA	AA+	6.50	09/01/37	3,479	3,862
FNMA	AA+	7.00	04/01/32	3,505	3,965
FNMA	AA+	7.50	06/01/31	3,595	4,094
FNMA	AA+	7.50	02/01/32	3,413	3,937
FNMA	AA+	7.50	06/01/32	2,508	2,983
FNMA	AA+	8.00	04/01/32	1,388	1,458
FNMA Strip	AA+	3.00	08/25/42	160,834	163,076
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	122,449	122,553
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	162,726	170,206
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	97,020	101,862

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	3.00	07/15/46	$278,190	$286,052
GNMA (3)	AA+	3.50	05/20/31	90,090	94,342
GNMA (3)	AA+	4.00	08/15/41	135,316	144,088
GNMA (3)	AA+	4.00	01/15/42	179,234	192,359
GNMA (3)	AA+	4.00	08/20/42	122,430	129,504
GNMA (3)	AA+	4.50	04/20/31	67,315	71,167
GNMA (3)	AA+	4.50	10/15/40	113,089	124,413
GNMA (3)	AA+	4.50	10/20/43	230,817	245,512
GNMA (3)	AA+	5.00	04/15/39	89,786	100,017
GNMA (3)	AA+	5.00	06/20/39	101,204	110,149
GNMA (3)	AA+	5.00	11/15/39	49,455	55,104
GNMA (3)	AA+	6.50	04/15/31	1,696	1,871
GNMA (3)	AA+	6.50	10/15/31	1,922	2,212
GNMA (3)	AA+	6.50	12/15/31	1,259	1,389
GNMA (3)	AA+	6.50	05/15/32	6,057	6,683
GNMA (3)	AA+	7.00	05/15/31	1,900	2,182
GNMA (3)	AA+	7.00	05/15/32	619	635
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	63,309	65,370

					21,236,004

CORPORATE DEBT (10.1%)
COMMUNICATION SERVICES (0.5%)
AT&T, Inc.	BBB	3.00	06/30/22	350,000	357,605
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	103,545
Omnicom Group, Inc.	BBB+	4.45	08/15/20	150,000	152,020
Viacom, Inc.	BBB	3.25	03/15/23	350,000	354,860

					968,030

CONSUMER DISCRETIONARY (2.6%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	107,114
Amazon.com, Inc.	AA-	5.20	12/03/25	300,000	349,490
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	252,842
Dollar General Corp.	BBB	3.25	04/15/23	300,000	309,684
eBay, Inc.	BBB+	2.88	08/01/21	325,000	328,830
Expedia Group, Inc.	BBB	5.95	08/15/20	250,000	255,550
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	309,069
Harman International Industries, Inc.	A	4.15	05/15/25	300,000	319,576
Kohl’s Corp.	BBB	3.25	02/01/23	250,000	253,647
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	300,000	307,199
Macy’s Retail Hldgs., Inc.	BBB-	2.88	02/15/23	216,000	215,202
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	25,428
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	359,638
Mattel, Inc.	B	3.15	03/15/23	350,000	344,750
NVR, Inc.	BBB+	3.95	09/15/22	300,000	312,448
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	311,966
Tapestry, Inc.	BBB-	4.25	04/01/25	100,000	105,770
Tupperware Brands Corp.	BB+	4.75	06/01/21	350,000	352,681

					4,820,884

CONSUMER STAPLES (0.7%)
Edgewell Personal Care Co.	B+	4.70	05/19/21	275,000	281,187
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	255,127
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	411,051
Sysco Corp.	BBB+	2.60	06/12/22	300,000	304,025
Sysco Corp.	BBB+	3.75	10/01/25	100,000	107,464

					1,358,854

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
ENERGY (0.5%)
Energen Corp.	BBB-	4.63	09/01/21	$250,000	$255,872
EQT Corp.	BBB-	4.88	11/15/21	210,000	216,750
Marathon Oil Corp.	BBB	2.80	11/01/22	350,000	355,713
Rowan Cos., Inc.	B-	4.88	06/01/22	300,000	219,000

					1,047,335

FINANCIALS (2.4%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	312,973
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	307,314
American Express Co.	BBB	3.63	12/05/24	250,000	264,078
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	319,897
Block Financial LLC	BBB	5.25	10/01/25	350,000	384,224
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	312,358
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	259,437
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	107,679
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	267,046
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	322,195
Lincoln National Corp.	A-	4.00	09/01/23	250,000	266,013
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	264,238
Pacific LifeCorp.†	A-	6.00	02/10/20	23,000	23,000
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	262,370
Signet UK Finance PLC	BB-	4.70	06/15/24	250,000	235,000
Synchrony Financial	BBB-	3.70	08/04/26	400,000	412,917
Unum Group	BBB	4.00	03/15/24	150,000	158,378
Voya Financial, Inc.	BBB+	3.65	06/15/26	250,000	263,858

					4,742,975

HEALTH CARE (0.8%)
Anthem, Inc.	A	4.35	08/15/20	250,000	253,569
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	204,938
Owens & Minor, Inc.	B	3.88	09/15/21	400,000	385,000
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	154,954
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	250,124
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	255,150

					1,503,735

INDUSTRIALS (0.1%)
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	205,923

INFORMATION TECHNOLOGY (0.8%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	381,240
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	316,483
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	374,293
Ingram Micro, Inc.	NR	5.00	08/10/22	200,000	206,541
Symantec Corp.	BB-	4.20	09/15/20	350,000	354,133

					1,632,690

MATERIALS (0.6%)
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	300,000	303,750
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	161,062
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	374,820
Southern Copper Corp.	BBB+	3.50	11/08/22	100,000	103,144
Teck Resources Ltd.	BBB-	4.75	01/15/22	300,000	310,705

					1,253,481

REAL ESTATE (0.4%)
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	250,000	257,993
National Retail Properties, Inc.	BBB+	3.80	10/15/22	250,000	260,111
Service Properties Trust	BBB-	5.00	08/15/22	250,000	262,897

					781,001

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
UTILITIES (0.7%)
Entergy Corp.	BBB	5.13	09/15/20	$250,000	$253,413
Exelon Corp.	BBB	5.15	12/01/20	340,000	346,786
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	260,186
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	110,543
SCANA Corp.	BBB	4.13	02/01/22	300,000	308,199
Southern Co.	BBB+	3.25	07/01/26	50,000	52,036

					1,331,163

TOTAL CORPORATE DEBT					19,646,071

TOTAL LONG-TERM DEBT SECURITIES (Cost: $70,226,601) 37.6%					72,812,188

	Rating**	Rate(%)	Maturity	Face Amount	Value

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (2.5%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	$4,800,000	$4,799,803

TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $4,799,803) 2.5%					4,799,803

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.56	01/02/20	$225,776	$225,776

TOTAL TEMPORARY CASH INVESTMENT (Cost: $225,776) 0.1%					225,776

TOTAL INVESTMENTS (Cost: $159,657,054) 99.4%					192,645,907

OTHER NET ASSETS 0.6%					1,204,157

NET ASSETS 100.0%					$193,850,064

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	27,765,380	$40,998,749
Equity Index Fund (22.3%)	6,423,727	30,765,719
Mid-Cap Equity Index Fund (5.3%)	3,266,879	7,335,302
Mid-Term Bond Fund (29.4%)	38,153,667	40,568,604
Money Market Fund (13.3%)	14,931,996	18,388,425

TOTAL INVESTMENTS (Cost: $130,890,828) 100.0%		138,056,799

OTHER NET ASSETS -0.0% (2)		(2,278)

NET ASSETS 100.0%		$138,054,521

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.6%)	5,376,593	$7,939,153
Equity Index Fund (22.9%)	1,284,261	6,150,823
International Fund (2.9%)	871,772	789,092
Mid-Cap Equity Index Fund (7.8%)	935,488	2,100,502
Mid-Term Bond Fund (28.1%)	7,103,673	7,553,300
Money Market Fund (8.7%)	1,892,899	2,331,063

TOTAL INVESTMENTS (Cost: $25,039,046) 100.0%		26,863,933

OTHER NET ASSETS -0.0% (2)		(857)

NET ASSETS 100.0%		$26,863,076

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (27.7%)	27,867,295	$41,149,238
Equity Index Fund (26.4%)	8,187,604	39,213,614
International Fund (4.1%)	6,727,792	6,089,722
Mid-Cap Equity Index Fund (10.0%)	6,624,608	14,874,597
Mid-Term Bond Fund (23.1%)	32,214,646	34,253,672
Money Market Fund (6.9%)	8,338,559	10,268,752
Small Cap Growth Fund (0.9%)	953,587	1,395,052
Small Cap Value Fund (0.9%)	862,684	1,303,698

TOTAL INVESTMENTS (Cost: $135,919,632) 100.0%		148,548,345

OTHER NET ASSETS -0.0% (2)		(2,691)

NET ASSETS 100.0%		$148,545,654

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.2%)	103,849,366	$153,345,428
Equity Index Fund (30.7%)	38,997,948	186,776,304
International Fund (6.9%)	46,344,462	41,949,107
Mid-Cap Equity Index Fund (11.0%)	29,835,577	66,991,462
Mid-Term Bond Fund (19.8%)	113,144,338	120,305,809
Money Market Fund (2.3%)	11,483,248	14,141,367
Small Cap Growth Fund (2.1%)	8,801,821	12,876,632
Small Cap Value Fund (2.0%)	7,995,824	12,083,385

TOTAL INVESTMENTS (Cost: $549,123,315) 100.0%		608,469,494

OTHER NET ASSETS -0.0% (2)		(7,330)

NET ASSETS 100.0%		$608,462,164

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.6%)	145,068,279	$214,209,852
Equity Index Fund (34.8%)	68,748,459	329,263,044
International Fund (8.9%)	92,732,765	83,937,897
Mid-Cap Equity Index Fund (12.8%)	53,762,125	120,715,056
Mid-Term Bond Fund (13.5%)	120,314,331	127,929,626
Small Cap Growth Fund (3.9%)	25,308,535	37,025,147
Small Cap Value Fund (3.5%)	21,927,659	33,137,341

TOTAL INVESTMENTS (Cost: $842,870,919) 100.0%		946,217,963

OTHER NET ASSETS -0.0% (2)		(4,301)

NET ASSETS 100.0%		$946,213,662

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.3%)	117,595,448	$173,643,085
Equity Index Fund (37.1%)	66,076,132	316,464,231
International Fund (10.5%)	98,915,831	89,534,554
Mid-Cap Equity Index Fund (17.4%)	66,076,228	148,364,589
Mid-Term Bond Fund (5.5%)	43,990,961	46,775,369
Small Cap Growth Fund (4.8%)	28,275,153	41,365,163
Small Cap Value Fund (4.4%)	24,824,668	37,515,336

TOTAL INVESTMENTS (Cost: $751,122,358) 100.0%		853,662,327

OTHER NET ASSETS -0.0% (2)		(3,602)

NET ASSETS 100.0%		$853,658,725

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (17.4%)	84,093,504	$124,173,646
Equity Index Fund (39.3%)	58,450,913	279,944,103
International Fund (12.2%)	95,605,826	86,538,474
Mid-Cap Equity Index Fund (20.2%)	64,078,453	143,878,875
Small Cap Growth Fund (5.6%)	27,047,767	39,569,557
Small Cap Value Fund (5.3%)	24,892,127	37,617,280

TOTAL INVESTMENTS (Cost: $616,136,119) 100.0%		711,721,935

OTHER NET ASSETS -0.0% (2)		(3,678)

NET ASSETS 100.0%		$711,718,257

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.6%)	50,249,545	$74,199,182
Equity Index Fund (39.7%)	48,656,371	233,034,241
International Fund (14.1%)	91,435,088	82,763,293
Mid-Cap Equity Index Fund (20.3%)	53,101,511	119,231,742
Small Cap Equity Index Fund (0.4%)	2,217,109	2,200,674
Small Cap Growth Fund (6.5%)	26,265,916	38,425,748
Small Cap Value Fund (6.4%)	24,654,345	37,257,942

TOTAL INVESTMENTS (Cost: $503,608,667) 100.0%		587,112,822

OTHER NET ASSETS -0.0% (2)		(4,705)

NET ASSETS 100.0%		$587,108,117

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.7%)	44,275,619	$65,377,999
Equity Index Fund (38.1%)	48,614,706	232,834,690
International Fund (14.6%)	98,062,007	88,761,708
Mid-Cap Equity Index Fund (21.4%)	58,304,979	130,915,375
Small Cap Equity Index Fund (0.3%)	2,147,159	2,131,242
Small Cap Growth Fund (7.7%)	31,915,003	46,690,086
Small Cap Value Fund (7.2%)	29,064,477	43,922,587

TOTAL INVESTMENTS (Cost: $516,745,382) 100.0%		610,633,687

OTHER NET ASSETS -0.0% (2)		(5,443)

NET ASSETS 100.0%		$610,628,244

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.8%)	25,242,174	$37,272,948
Equity Index Fund (36.5%)	32,428,980	155,314,968
International Fund (16.2%)	76,225,183	68,995,910
Mid-Cap Equity Index Fund (21.6%)	40,830,597	91,679,185
Small Cap Equity Index Fund (0.7%)	2,979,644	2,957,556
Small Cap Growth Fund (8.4%)	24,546,856	35,910,848
Small Cap Value Fund (7.8%)	22,003,076	33,251,312

TOTAL INVESTMENTS (Cost: $383,475,831) 100.0%		425,382,727

OTHER NET ASSETS -0.0% (2)		(4,184)

NET ASSETS 100.0%		$425,378,543

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.4%)	8,178,166	$12,075,994
Equity Index Fund (34.3%)	10,330,481	49,476,683
International Fund (17.5%)	27,871,660	25,228,284
Mid-Cap Equity Index Fund (21.8%)	14,006,865	31,450,385
Small Cap Equity Index Fund (0.7%)	958,384	951,280
Small Cap Growth Fund (8.8%)	8,656,631	12,664,228
Small Cap Value Fund (8.5%)	8,094,297	12,232,199

TOTAL INVESTMENTS (Cost: $137,147,832) 100.0%		144,079,053

OTHER NET ASSETS 0.0% (2)		1,670

NET ASSETS 100.0%		$144,080,723

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (6.6%)	1,328,250	$1,961,313
Equity Index Fund (32.1%)	1,984,274	9,503,459
International Fund (19.9%)	6,516,372	5,898,353
Mid-Cap Equity Index Fund (22.9%)	3,012,441	6,764,000
Small Cap Equity Index Fund (1.7%)	506,469	502,714
Small Cap Growth Fund (8.7%)	1,765,481	2,582,811
Small Cap Value Fund (8.1%)	1,585,574	2,396,139

TOTAL INVESTMENTS (Cost: $28,082,395) 100.0%		29,608,789

OTHER NET ASSETS -0.0% (2)		(105)

NET ASSETS 100.0%		$29,608,684

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	35,749,320	$52,787,947
Equity Index Fund (25.5%)	9,475,094	45,379,902
International Fund (5.6%)	11,060,240	10,011,276
Mid-Cap Equity Index Fund (5.1%)	4,059,577	9,115,192
Mid-Term Bond Fund (34.1%)	57,048,238	60,659,106

TOTAL INVESTMENTS (Cost: $165,312,973) 100.0%		177,953,423

OTHER NET ASSETS -0.0% (2)		(391)

NET ASSETS 100.0%		$177,953,032

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	71,802,766	$106,024,970
Equity Index Fund (35.6%)	32,144,505	153,952,504
International Fund (10.0%)	48,060,074	43,502,009
Mid-Cap Equity Index Fund (15.2%)	29,277,769	65,738,985
Mid-Term Bond Fund (14.7%)	59,954,538	63,749,361

TOTAL INVESTMENTS (Cost: $368,244,240) 100.0%		432,967,829

OTHER NET ASSETS -0.0% (2)		(1,287)

NET ASSETS 100.0%		$432,966,542

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.4%)	42,149,993	$62,239,270
Equity Index Fund (35.3%)	23,571,381	112,892,489
International Fund (15.0%)	53,037,559	48,007,424
Mid-Cap Equity Index Fund (20.2%)	28,731,586	64,512,611
Small Cap Growth Fund (5.1%)	11,201,568	16,387,345
Small Cap Value Fund (5.0%)	10,642,555	16,083,156

TOTAL INVESTMENTS (Cost: $260,547,365) 100.0%		320,122,295

OTHER NET ASSETS -0.0% (2)		(1,749)

NET ASSETS 100.0%		$320,120,546

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (21.1%)
U.S. Treasury Bill	A-1+	1.50	01/14/20	$4,100,000	$4,097,786
U.S. Treasury Bill	A-1+	1.51	01/28/20	4,000,000	3,995,485
U.S. Treasury Bill	A-1+	1.52	01/07/20	500,000	499,873
U.S. Treasury Bill	A-1+	1.52	02/18/20	8,400,000	8,383,044
U.S. Treasury Bill	A-1+	1.53	02/04/20	2,500,000	2,496,393
U.S. Treasury Bill	A-1+	1.53	02/11/20	8,000,000	7,986,060
U.S. Treasury Bill	A-1+	1.56	01/21/20	5,000,000	4,995,689

					32,454,330

U.S. GOVERNMENT AGENCIES (15.3%)
FHLB	A-1+	1.55	01/13/20	6,700,000	6,696,538
FHLB	A-1+	1.56	02/07/20	3,600,000	3,594,228
FHLB	A-1+	1.56	02/10/20	1,200,000	1,197,920
FHLB	A-1+	1.57	01/21/20	200,000	199,826
FHLB	A-1+	1.58	01/02/20	1,000,000	999,956
FHLB	A-1+	1.58	02/03/20	625,000	624,098
FHLB	A-1+	1.58	02/21/20	4,752,000	4,741,363
FHLB	A-1+	1.58	02/27/20	5,070,000	5,057,357
FHLB	A-1+	1.63	01/03/20	400,000	399,964

					23,511,250

COMMERCIAL PAPER (55.0%)
Apple, Inc.†	A-1+	1.68	01/14/20	1,800,000	1,798,914
Chevron Corp.†	A-1+	1.60	01/21/20	6,000,000	5,994,667
CME Group, Inc.†	A-1+	1.78	01/10/20	6,100,000	6,097,286
Coca-Cola Co.†	A-1	1.63	02/03/20	1,013,000	1,011,486
Coca-Cola Co.†	A-1	1.66	01/28/20	5,400,000	5,393,317
Exxon Mobil Corp.	A-1+	1.62	01/22/20	2,500,000	2,497,637
Exxon Mobil Corp.	A-1+	1.66	01/09/20	2,000,000	1,999,262
Exxon Mobil Corp.	A-1+	1.68	01/30/20	1,550,000	1,547,915
Intercontinental Exchange, Inc.†	A-1	1.73	01/24/20	2,300,000	2,297,458
Intercontinental Exchange, Inc.†	A-1	1.80	01/29/20	2,500,000	2,496,500
J.P. Morgan Securities LLC	A-1	1.90	02/10/20	450,000	449,050
Merck & Co., Inc.†	A-1+	1.60	01/22/20	4,000,000	3,996,267
National Rural Utilities	A-1	1.70	01/07/20	2,300,000	2,299,348
National Rural Utilities	A-1	1.80	01/13/20	3,600,000	3,597,840
Nestle Capital Corp.†	A-1+	1.61	01/22/20	1,400,000	1,398,685
Nestle Capital Corp.†	A-1+	1.64	01/15/20	3,900,000	3,897,513
Nestle Capital Corp.†	A-1+	1.68	02/04/20	700,000	698,896
Novartis Finance Corp.†	A-1+	1.62	01/06/20	6,000,000	5,998,650
ONE Gas, Inc.†	A-1	1.68	01/16/20	2,200,000	2,198,460
ONE Gas, Inc.†	A-1	1.82	01/21/20	1,000,000	998,989
Pfizer, Inc.†	A-1+	1.65	01/17/20	2,270,000	2,268,335
Pfizer, Inc.†	A-1+	1.69	02/13/20	1,400,000	1,397,191
Pfizer, Inc.†	A-1+	1.83	02/10/20	2,400,000	2,395,147
Simon Property Group LP†	A-1	1.66	01/07/20	6,000,000	5,998,340
Southern California Gas Co.†	A-1	1.74	01/08/20	3,400,000	3,398,853
Southern California Gas Co.†	A-1	1.82	01/06/20	2,900,000	2,899,266
Unilever Capital Corp.†	A-1	1.65	01/02/20	400,000	399,982
Unilever Capital Corp.†	A-1	1.70	01/17/20	4,200,000	4,196,827
United Parcel Svcs., Inc.†	A-1	1.60	01/09/20	5,000,000	4,998,222

					84,620,303

CORPORATE DEBT (8.1%)
Apple, Inc.	A-1+	1.55	02/07/20	315,000	314,896
IBM Corp.	A-1	1.90	01/27/20	550,000	550,029
Merck & Co., Inc.	A-1+	1.85	02/10/20	381,000	381,022

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
Microsoft Corp.	A-1+	1.85	02/12/20	$5,072,000	$5,072,154
Toyota Motor Credit Corp.	A-1+	2.20	01/10/20	6,190,000	6,190,497

					12,508,598

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $153,094,481) 99.5%					153,094,481

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.56	01/02/20	$108,540	$108,540

TOTAL TEMPORARY CASH INVESTMENT (Cost: $108,540) 0.1%					108,540

TOTAL INVESTMENTS (Cost: $153,203,021) 99.6%					153,203,021

OTHER NET ASSETS 0.4%					582,263

NET ASSETS 100.0%					$153,785,284

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (69.0%)
U.S. Treasury Note	AA+	1.25	08/31/24	$23,500,000	$23,028,929
U.S. Treasury Note	AA+	1.38	06/30/23	20,000,000	19,811,468
U.S. Treasury Note	AA+	1.38	09/30/23	25,000,000	24,731,553
U.S. Treasury Note	AA+	1.50	10/31/21	15,000,000	14,975,383
U.S. Treasury Note	AA+	1.50	02/28/23	25,000,000	24,897,235
U.S. Treasury Note	AA+	1.50	09/30/24	5,000,000	4,953,618
U.S. Treasury Note	AA+	1.50	08/15/26	30,000,000	29,384,777
U.S. Treasury Note	AA+	1.63	06/30/20	5,500,000	5,500,000
U.S. Treasury Note	AA+	1.63	10/31/23	9,900,000	9,883,229
U.S. Treasury Note	AA+	1.63	05/15/26	30,000,000	29,662,054
U.S. Treasury Note	AA+	1.63	09/30/26	17,500,000	17,270,750
U.S. Treasury Note	AA+	1.75	12/31/20	10,000,000	10,008,517
U.S. Treasury Note	AA+	1.75	11/30/21	10,000,000	10,027,941
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	15,050,899
U.S. Treasury Note	AA+	1.88	05/31/22	20,000,000	20,129,116
U.S. Treasury Note	AA+	2.00	11/30/20	10,000,000	10,031,745
U.S. Treasury Note	AA+	2.00	05/31/24	25,000,000	25,324,093
U.S. Treasury Note	AA+	2.00	06/30/24	25,000,000	25,323,759
U.S. Treasury Note	AA+	2.13	05/15/25	10,200,000	10,399,754
U.S. Treasury Note	AA+	2.38	04/30/26	19,000,000	19,647,527
U.S. Treasury Note	AA+	2.38	05/15/29	20,000,000	20,771,513
U.S. Treasury Note	AA+	2.50	01/31/24	20,000,000	20,641,662
U.S. Treasury Note	AA+	2.50	02/28/26	20,000,000	20,820,246
U.S. Treasury Note	AA+	2.75	09/30/20	5,000,000	5,040,067
U.S. Treasury Note	AA+	2.75	05/31/23	8,000,000	8,289,574
U.S. Treasury Note	AA+	2.88	05/31/25	36,500,000	38,624,578

					464,229,987

U.S. GOVERNMENT AGENCIES (0.1%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50	03/15/21	133	135

NON-MORTGAGE-BACKED OBLIGATIONS (0.1%)
Tennessee Valley Authority Strip	AA+	0.00	11/01/20	900,000	885,975

CORPORATE DEBT (30.1%)
COMMUNICATION SERVICES (1.4%)
AT&T, Inc.	BBB	3.00	02/15/22	2,000,000	2,039,257
Discovery Communications LLC	BBB-	3.50	06/15/22	2,500,000	2,569,463
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,070,905
Viacom, Inc.	BBB	3.25	03/15/23	2,500,000	2,534,715

					9,214,340

CONSUMER DISCRETIONARY (4.0%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	519,135
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	267,786
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	309,450
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	707,957
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	1,080,798
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,124,749
Expedia Group, Inc.	BBB	5.95	08/15/20	2,000,000	2,044,401
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,060,460
Gap, Inc.	BB	5.95	04/12/21	2,000,000	2,075,278
Harman International Industries, Inc.	A	4.15	05/15/25	2,000,000	2,130,504
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	52,132
Kohl’s Corp.	BBB	3.25	02/01/23	700,000	710,212
Marriott International, Inc.	BBB	3.13	02/15/23	2,000,000	2,045,055
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	805,807
Newell Brands, Inc.	BB+	4.70	08/15/20	525,000	532,743
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,082,983
O’Reilly Automotive, Inc.	BBB	4.63	09/15/21	281,000	291,282

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Tapestry, Inc.	BBB-	3.00	07/15/22	$2,500,000	$2,530,893
Tupperware Brands Corp.	BB+	4.75	06/01/21	2,000,000	2,015,319
Wyndham Destinations, Inc.	BB-	5.40	04/01/24	2,500,000	2,646,875

					27,033,819

CONSUMER STAPLES (2.2%)
Edgewell Personal Care Co.	B+	4.70	05/19/21	2,000,000	2,045,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,082,939
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	280,639
Kellogg Co.	BBB	2.65	12/01/23	2,000,000	2,036,831
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	2,990,000	3,072,169
Kroger Co.	BBB	2.95	11/01/21	2,000,000	2,031,781
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	1,027,628
Sysco Corp.	BBB+	2.60	10/01/20	2,000,000	2,008,223

					14,585,210

ENERGY (1.5%)
Diamond Offshore Drilling, Inc.	CCC+	3.45	11/01/23	1,500,000	1,275,000
Energen Corp.	BBB-	4.63	09/01/21	2,000,000	2,046,980
EQT Corp.	BBB-	4.88	11/15/21	1,250,000	1,290,177
Marathon Oil Corp.	BBB	2.80	11/01/22	2,000,000	2,032,644
Rowan Cos., Inc.	B-	4.88	06/01/22	2,000,000	1,460,000
SESI LLC	CC	7.13	12/15/21	2,150,000	1,833,735

					9,938,536

FINANCIALS (9.4%)
Aflac, Inc.	A-	3.63	06/15/23	550,000	578,440
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,127,917
American International Group, Inc.	BBB+	4.13	02/15/24	2,000,000	2,146,225
Ares Capital Corp.	BBB-	3.63	01/19/22	2,500,000	2,543,367
Assurant, Inc.	BBB	4.00	03/15/23	2,000,000	2,090,367
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,651,227
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,082,386
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	2,075,494
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	801,139
Fifth Third Bancorp	BBB	4.30	01/16/24	2,500,000	2,684,955
FS KKR Capital Corp.	NR	4.75	05/15/22	2,675,000	2,767,891
Goldman Sachs Group, Inc.	BBB+	3.20	02/23/23	2,500,000	2,569,209
Huntington Bancshares, Inc.	BBB+	2.30	01/14/22	2,750,000	2,764,020
Infinity Property & Casualty Corp.	BBB-	5.00	09/19/22	2,000,000	2,122,648
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	1,520,000	1,626,063
Legg Mason, Inc.	BBB	3.95	07/15/24	2,000,000	2,106,266
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,128,105
Morgan Stanley	BBB+	3.13	01/23/23	2,500,000	2,569,628
People’s United Bank	BBB+	4.00	07/15/24	1,750,000	1,826,939
PNC Bank NA	A-	3.80	07/25/23	2,500,000	2,624,928
Prospect Capital Corp.	BBB-	4.95	07/15/22	2,500,000	2,562,674
Prospect Capital Corp.	BBB-	5.88	03/15/23	1,925,000	2,050,847
Regions Financial Corp.	BBB+	2.75	08/14/22	2,750,000	2,798,348
Signet UK Finance PLC	BB-	4.70	06/15/24	2,000,000	1,880,000
Stifel Financial Corp.	BBB-	4.25	07/18/24	2,000,000	2,127,628
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	999,632
Synchrony Financial	BBB-	3.70	08/04/26	1,500,000	1,548,440
Unum Group	BBB	4.00	03/15/24	2,000,000	2,111,703
Voya Financial, Inc.	BBB+	3.65	06/15/26	2,000,000	2,110,866
WR Berkley Corp.	BBB+	4.63	03/15/22	2,000,000	2,108,400

					63,185,752

HEALTH CARE (3.1%)
AbbVie, Inc.	A-	2.85	05/14/23	2,500,000	2,548,389
Aetna, Inc.	BBB	2.80	06/15/23	2,500,000	2,538,982

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (CONTINUED)
Anthem, Inc.	A	3.13	05/15/22	$2,000,000	$2,049,340
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,049,384
CVS Health Corp.	BBB	3.38	08/12/24	590,000	613,668
CVS Health Corp.	BBB	3.88	07/20/25	1,500,000	1,596,136
Humana, Inc.	BBB+	3.85	10/01/24	2,500,000	2,655,551
Laboratory Corp. of America Hldgs.	BBB	3.75	08/23/22	600,000	622,829
Laboratory Corp. of America Hldgs.	BBB	4.63	11/15/20	400,000	406,198
Owens & Minor, Inc.	B	3.88	09/15/21	2,000,000	1,925,000
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,002,210
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	2,041,198

					21,048,885

INDUSTRIALS (0.9%)
Flowserve Corp.	BBB-	3.50	09/15/22	2,000,000	2,039,272
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	2,059,226
Verisk Analytics, Inc.	BBB	4.13	09/12/22	2,000,000	2,099,286

					6,197,784

INFORMATION TECHNOLOGY (2.6%)
Adobe, Inc.	A	4.75	02/01/20	2,000,000	2,003,571
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	52,747
Avnet, Inc.	BBB-	3.75	12/01/21	1,130,000	1,159,392
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	964,621
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	1,975,435
Jabil, Inc.	BBB-	4.70	09/15/22	1,976,000	2,093,065
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,622,282
Lam Research Corp.	BBB+	2.75	03/15/20	2,000,000	2,001,009
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	2,067,271
NortonLifeLock, Inc.	BB-	4.20	09/15/20	2,000,000	2,023,615
Total System Svcs., Inc.	BBB-	3.75	06/01/23	950,000	988,754

					16,951,762

MATERIALS (1.1%)
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,069,510
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	250,000	253,125
Kinross Gold Corp.	BBB-	5.13	09/01/21	750,000	780,000
Newmont Goldcorp Corp.	BBB	3.50	03/15/22	2,000,000	2,052,158
Sherwin-Williams Co.	BBB	2.25	05/15/20	200,000	200,012
Southern Copper Corp.	BBB+	3.50	11/08/22	2,000,000	2,062,873

					7,417,678

REAL ESTATE (2.3%)
Boston Properties LP	A-	3.80	02/01/24	3,000,000	3,171,211
CBRE Svcs., Inc.	BBB+	5.25	03/15/25	2,000,000	2,248,845
Crown Castle International Corp.	BBB-	3.15	07/15/23	2,500,000	2,578,330
Healthpeak Properties, Inc.	BBB+	3.15	08/01/22	750,000	767,444
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,410,000	1,471,593
Mack-Cali Realty LP	BB	4.50	04/18/22	1,000,000	1,016,066
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,750,000	1,855,530
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	750,000	799,612
Senior Housing Properties Trust	BBB-	4.75	05/01/24	500,000	520,559
Service Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,367,066

					15,796,256

UTILITIES (1.6%)
Entergy Corp.	BBB	5.13	09/15/20	1,400,000	1,419,115
Exelon Corp.	BBB	5.15	12/01/20	1,500,000	1,529,938
Exelon Generation Co. LLC	BBB+	4.25	06/15/22	1,000,000	1,045,538
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,081,487

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
UTILITIES (CONTINUED)
SCANA Corp.	BBB	4.75	05/15/21	$2,000,000	$2,044,526
Southern Co.	BBB+	3.25	07/01/26	2,500,000	2,601,816

					10,722,420

TOTAL CORPORATE DEBT					202,092,442

TOTAL LONG-TERM DEBT SECURITIES (Cost: $655,232,226) 99.2%					667,208,539

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.56	01/02/20	$323,551	$323,551

TOTAL TEMPORARY CASH INVESTMENT (Cost: $323,551) 0.1%					323,551

TOTAL INVESTMENTS (Cost: $655,555,777) 99.3%					667,532,090

OTHER NET ASSETS 0.7%					4,829,481

NET ASSETS 100.0%					$672,361,571

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (39.3%)
U.S. Treasury Bond	AA+	2.25	08/15/46	$29,500,000	$28,632,473
U.S. Treasury Bond	AA+	2.75	08/15/47	10,000,000	10,711,058
U.S. Treasury Bond	AA+	2.88	05/15/49	29,000,000	31,928,584
U.S. Treasury Note	AA+	1.25	08/31/24	20,500,000	20,089,066
U.S. Treasury Note	AA+	1.50	09/30/24	8,000,000	7,925,789
U.S. Treasury Note	AA+	1.50	08/15/26	40,800,000	39,963,297
U.S. Treasury Note	AA+	1.63	08/15/29	50,000,000	48,671,059
U.S. Treasury Note	AA+	2.25	02/15/27	44,000,000	45,181,273
U.S. Treasury Note	AA+	2.25	08/15/27	74,500,000	76,530,454
U.S. Treasury Note	AA+	2.25	11/15/27	51,100,000	52,485,266
U.S. Treasury Note	AA+	2.38	05/15/27	63,750,000	66,047,022
U.S. Treasury Note	AA+	2.63	02/15/29	50,000,000	52,951,544
U.S. Treasury Note	AA+	2.88	05/15/28	40,000,000	43,026,112
U.S. Treasury Note	AA+	3.13	11/15/28	4,000,000	4,395,095
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	18,032,342
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	17,636,234
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	16,805,231
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	16,418,076
U.S. Treasury Strip	AA+	0.00	08/15/33	10,000,000	7,359,955
U.S. Treasury Strip	AA+	0.00	08/15/35	10,000,000	6,957,294
U.S. Treasury Strip	AA+	0.00	08/15/37	10,000,000	6,576,268

					618,323,492

U.S. GOVERNMENT AGENCIES (29.2%)
MORTGAGE-BACKED OBLIGATIONS (29.2%)
FHLMC	AA+	2.14	10/15/41	695,636	696,664
FHLMC	AA+	2.24	01/15/47	2,605,030	2,604,866
FHLMC	AA+	2.50	09/01/27	913,051	922,877
FHLMC	AA+	2.50	12/01/27	983,223	996,273
FHLMC	AA+	3.00	06/01/27	524,342	538,170
FHLMC	AA+	3.00	08/01/27	279,873	286,909
FHLMC	AA+	3.00	02/01/32	3,897,136	4,018,479
FHLMC	AA+	3.00	10/15/37	918,133	934,605
FHLMC	AA+	3.00	12/15/40	977,719	998,786
FHLMC	AA+	3.00	07/01/42	538,004	563,595
FHLMC	AA+	3.00	10/01/42	1,772,280	1,825,978
FHLMC	AA+	3.00	11/01/42	1,782,926	1,837,570
FHLMC	AA+	3.00	11/01/42	690,897	711,860
FHLMC	AA+	3.00	11/01/42	756,583	780,706
FHLMC	AA+	3.00	11/01/42	2,937,148	3,025,842
FHLMC	AA+	3.00	11/01/42	1,679,182	1,689,697
FHLMC	AA+	3.00	02/01/43	1,470,733	1,515,606
FHLMC	AA+	3.00	03/01/43	1,325,004	1,364,650
FHLMC	AA+	3.00	04/01/43	774,061	797,413
FHLMC	AA+	3.00	04/01/43	1,835,756	1,887,521
FHLMC	AA+	3.00	04/01/43	1,096,206	1,131,170
FHLMC	AA+	3.00	09/15/43	2,620,418	2,672,138
FHLMC	AA+	3.00	04/15/44	874,658	881,903
FHLMC	AA+	3.00	04/15/45	2,384,692	2,413,353
FHLMC	AA+	3.00	09/01/46	1,508,374	1,540,176
FHLMC	AA+	3.00	09/01/46	3,960,097	4,060,681
FHLMC	AA+	3.00	11/01/46	1,181,640	1,188,998
FHLMC	AA+	3.00	05/01/49	4,635,440	4,705,426
FHLMC	AA+	3.50	02/01/35	1,154,471	1,208,823
FHLMC	AA+	3.50	02/01/35	2,217,469	2,321,859
FHLMC	AA+	3.50	04/01/35	991,280	1,032,229
FHLMC	AA+	3.50	02/01/36	1,098,788	1,145,801

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	01/01/41	$1,165,158	$1,228,107
FHLMC	AA+	3.50	07/01/42	1,568,278	1,672,525
FHLMC	AA+	3.50	10/01/42	1,315,983	1,387,302
FHLMC	AA+	3.50	01/01/43	929,370	965,151
FHLMC	AA+	3.50	01/01/43	562,853	593,350
FHLMC	AA+	3.50	05/01/43	1,697,257	1,788,856
FHLMC	AA+	3.50	06/01/43	2,112,541	2,219,353
FHLMC	AA+	3.50	07/01/43	610,245	642,997
FHLMC	AA+	3.50	11/01/43	1,205,576	1,270,802
FHLMC	AA+	3.50	01/01/44	2,060,966	2,172,544
FHLMC	AA+	3.50	05/15/44	2,063,966	2,103,273
FHLMC	AA+	3.50	04/01/45	1,688,659	1,779,272
FHLMC	AA+	3.50	07/01/45	1,733,066	1,845,319
FHLMC	AA+	3.50	09/01/45	1,463,037	1,534,226
FHLMC	AA+	3.50	11/01/45	4,918,820	5,195,985
FHLMC	AA+	3.50	08/01/46	2,221,750	2,340,931
FHLMC	AA+	3.50	09/01/47	7,623,689	7,917,321
FHLMC	AA+	3.50	11/01/47	3,378,853	3,509,443
FHLMC	AA+	3.50	12/01/47	1,707,921	1,776,092
FHLMC	AA+	3.50	07/01/49	3,712,376	3,854,093
FHLMC	AA+	4.00	02/01/25	114,537	119,523
FHLMC	AA+	4.00	05/01/25	46,484	48,510
FHLMC	AA+	4.00	05/01/26	158,525	165,842
FHLMC	AA+	4.00	11/01/33	5,230,532	5,458,428
FHLMC	AA+	4.00	12/01/33	898,752	938,079
FHLMC	AA+	4.00	01/01/38	2,248,848	2,421,275
FHLMC	AA+	4.00	12/15/38	269,684	276,631
FHLMC	AA+	4.00	07/01/41	759,051	814,636
FHLMC	AA+	4.00	12/01/41	470,112	503,712
FHLMC	AA+	4.00	07/01/42	1,827,380	1,955,729
FHLMC	AA+	4.00	08/01/42	602,683	646,533
FHLMC	AA+	4.00	08/01/42	1,269,426	1,358,582
FHLMC	AA+	4.00	09/01/42	633,069	674,911
FHLMC	AA+	4.00	11/01/42	1,067,496	1,143,791
FHLMC	AA+	4.00	12/01/42	822,571	879,999
FHLMC	AA+	4.00	01/01/43	1,174,355	1,258,286
FHLMC	AA+	4.00	01/01/44	1,329,317	1,415,333
FHLMC	AA+	4.00	10/01/44	1,381,709	1,464,885
FHLMC	AA+	4.00	10/01/44	980,824	1,035,463
FHLMC	AA+	4.00	10/01/44	1,489,176	1,578,821
FHLMC	AA+	4.00	02/01/45	4,297,280	4,642,497
FHLMC	AA+	4.00	05/01/47	2,801,599	2,935,897
FHLMC	AA+	4.00	02/01/48	1,161,139	1,217,864
FHLMC	AA+	4.00	05/01/48	2,169,878	2,261,103
FHLMC	AA+	4.00	05/01/48	907,697	946,936
FHLMC	AA+	4.00	09/01/48	5,539,703	5,776,226
FHLMC	AA+	4.00	10/01/48	3,933,951	4,097,358
FHLMC	AA+	4.00	04/01/49	4,459,123	4,651,326
FHLMC	AA+	4.00	04/01/49	4,398,111	4,587,907
FHLMC	AA+	4.50	03/01/34	257,677	276,917
FHLMC	AA+	4.50	08/01/34	141,323	153,296
FHLMC	AA+	4.50	08/15/35	34,915	36,038
FHLMC	AA+	4.50	06/01/37	697,424	757,585
FHLMC	AA+	4.50	12/01/39	99,786	105,047
FHLMC	AA+	4.50	03/01/41	395,699	435,338
FHLMC	AA+	4.50	05/01/48	3,884,749	4,102,421

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	4.50	05/01/48	$2,881,024	$3,038,490
FHLMC	AA+	5.00	02/01/26	38,007	40,609
FHLMC	AA+	5.00	08/01/35	908,390	1,003,995
FHLMC	AA+	5.00	10/01/40	588,328	648,728
FHLMC	AA+	5.50	03/01/21	5,350	5,383
FHLMC	AA+	5.50	07/01/32	110,719	120,732
FHLMC	AA+	5.50	01/15/33	137,173	151,308
FHLMC	AA+	5.50	05/01/33	101,561	109,322
FHLMC	AA+	5.50	06/01/37	792,777	891,059
FHLMC	AA+	6.00	07/15/29	79,502	87,088
FHLMC	AA+	6.00	03/15/32	100,299	112,225
FHLMC ARM	AA+	4.68	05/01/37	41,703	43,447
FHLMC ARM	AA+	4.71	04/01/37	58,171	61,195
FHLMC ARM	AA+	4.73	03/01/37	15,841	16,546
FHLMC ARM	AA+	4.86	04/01/37	27,204	28,547
FHLMC ARM	AA+	4.89	02/01/36	114,932	119,464
FHLMC Strip	AA+	3.00	01/15/43	2,466,561	2,552,953
FHLMC Strip	AA+	3.50	10/15/47	2,021,592	2,113,317
FNMA	AA+	2.19	06/25/37	49,565	49,455
FNMA	AA+	2.25	01/01/28	1,206,956	1,213,358
FNMA	AA+	2.52	06/25/40	504,611	506,212
FNMA	AA+	2.50	10/01/34	3,930,777	3,963,456
FNMA	AA+	2.50	10/01/49	2,971,297	2,936,809
FNMA	AA+	2.68	12/01/26	3,000,000	3,032,300
FNMA	AA+	2.92	07/01/27	2,869,009	2,935,148
FNMA	AA+	3.00	05/25/31	4,000,000	4,102,500
FNMA	AA+	3.00	06/01/33	953,252	981,523
FNMA	AA+	3.00	07/01/33	1,780,984	1,833,793
FNMA	AA+	3.00	09/01/33	1,884,279	1,940,130
FNMA	AA+	3.00	03/01/36	2,672,568	2,741,674
FNMA	AA+	3.00	11/01/39	5,626,144	5,751,447
FNMA	AA+	3.00	11/01/39	4,958,559	5,068,993
FNMA	AA+	3.00	01/01/40	5,000,000	5,136,035
FNMA	AA+	3.00	04/25/42	1,055,473	1,078,075
FNMA	AA+	3.00	10/01/42	553,606	561,157
FNMA	AA+	3.00	12/01/42	935,576	956,452
FNMA	AA+	3.00	12/01/42	1,431,055	1,439,118
FNMA	AA+	3.00	01/01/43	3,137,879	3,231,197
FNMA	AA+	3.00	02/01/43	1,388,969	1,431,117
FNMA	AA+	3.00	03/01/43	1,636,799	1,687,987
FNMA	AA+	3.00	04/01/43	1,611,701	1,620,704
FNMA	AA+	3.00	02/01/45	1,386,976	1,434,162
FNMA	AA+	3.00	03/01/45	1,607,539	1,616,523
FNMA	AA+	3.00	07/01/46	2,165,045	2,216,026
FNMA	AA+	3.00	09/01/46	2,465,486	2,523,542
FNMA	AA+	3.00	01/01/47	1,104,675	1,110,854
FNMA	AA+	3.00	11/01/49	2,993,698	3,038,740
FNMA	AA+	3.50	03/01/32	696,793	728,372
FNMA	AA+	3.50	07/01/34	2,411,070	2,507,613
FNMA	AA+	3.50	10/01/34	1,783,669	1,866,455
FNMA	AA+	3.50	02/01/35	1,474,094	1,540,758
FNMA	AA+	3.50	08/01/38	1,461,962	1,525,304
FNMA	AA+	3.50	03/01/41	1,275,824	1,351,809
FNMA	AA+	3.50	10/01/41	752,991	791,606
FNMA	AA+	3.50	12/01/41	778,646	811,494
FNMA	AA+	3.50	04/01/42	886,215	931,456
FNMA	AA+	3.50	04/01/42	982,509	1,035,131

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.50	07/01/42	$1,468,666	$1,547,330
FNMA	AA+	3.50	08/01/42	988,498	1,041,347
FNMA	AA+	3.50	09/01/42	1,173,719	1,236,544
FNMA	AA+	3.50	11/25/42	1,336,480	1,369,890
FNMA	AA+	3.50	12/01/42	1,179,363	1,231,084
FNMA	AA+	3.50	12/01/42	2,119,600	2,233,113
FNMA	AA+	3.50	01/01/43	1,098,195	1,153,808
FNMA	AA+	3.50	03/01/43	1,400,493	1,475,486
FNMA	AA+	3.50	06/01/43	2,713,813	2,859,148
FNMA	AA+	3.50	07/25/43	1,551,211	1,562,169
FNMA	AA+	3.50	08/01/43	3,583,605	3,765,328
FNMA	AA+	3.50	08/01/43	1,689,775	1,767,214
FNMA	AA+	3.50	10/01/43	761,538	778,701
FNMA	AA+	3.50	01/01/44	702,585	723,221
FNMA	AA+	3.50	08/01/44	4,644,821	4,780,722
FNMA	AA+	3.50	08/25/44	3,180,534	3,209,214
FNMA	AA+	3.50	04/01/45	3,028,531	3,202,596
FNMA	AA+	3.50	04/01/45	1,713,715	1,804,591
FNMA	AA+	3.50	05/01/45	3,199,153	3,353,335
FNMA	AA+	3.50	10/01/45	3,095,317	3,273,110
FNMA	AA+	3.50	02/01/46	3,771,680	3,977,530
FNMA	AA+	3.50	02/01/46	2,074,176	2,164,267
FNMA	AA+	3.50	08/01/46	2,668,850	2,800,093
FNMA	AA+	3.50	12/01/46	1,220,490	1,261,389
FNMA	AA+	3.50	09/01/47	3,476,336	3,660,242
FNMA	AA+	3.50	09/01/47	4,960,375	5,147,921
FNMA	AA+	3.50	10/01/47	3,909,635	4,057,173
FNMA	AA+	3.50	04/01/48	1,678,363	1,723,952
FNMA	AA+	3.50	08/01/48	2,685,484	2,762,308
FNMA	AA+	3.50	07/01/49	3,097,285	3,190,160
FNMA	AA+	3.50	07/01/49	2,887,667	2,973,915
FNMA	AA+	3.50	07/01/49	2,910,761	3,020,739
FNMA	AA+	3.50	08/01/49	4,738,785	4,881,253
FNMA	AA+	3.53	01/01/26	5,000,000	5,277,756
FNMA	AA+	4.00	07/25/26	1,409,998	1,459,914
FNMA	AA+	4.00	05/25/29	1,740,701	1,826,859
FNMA	AA+	4.00	01/01/31	76,126	81,051
FNMA	AA+	4.00	12/01/33	853,446	891,595
FNMA	AA+	4.00	03/01/35	258,391	272,966
FNMA	AA+	4.00	06/01/36	753,321	802,226
FNMA	AA+	4.00	10/01/36	857,904	913,592
FNMA	AA+	4.00	11/01/38	1,081,561	1,159,941
FNMA	AA+	4.00	10/01/40	785,381	846,259
FNMA	AA+	4.00	11/01/40	597,751	640,894
FNMA	AA+	4.00	01/01/41	2,215,654	2,374,176
FNMA	AA+	4.00	02/01/41	870,480	933,677
FNMA	AA+	4.00	05/01/41	497,043	516,704
FNMA	AA+	4.00	08/01/42	1,622,490	1,735,381
FNMA	AA+	4.00	05/01/43	908,611	975,366
FNMA	AA+	4.00	09/01/45	827,240	871,041
FNMA	AA+	4.00	11/01/45	1,282,070	1,360,909
FNMA	AA+	4.00	02/01/47	3,096,850	3,286,779
FNMA	AA+	4.00	04/01/48	1,101,038	1,151,898
FNMA	AA+	4.00	05/01/48	5,185,337	5,426,488
FNMA	AA+	4.00	09/01/48	1,415,867	1,472,667
FNMA	AA+	4.00	03/01/49	5,225,063	5,445,079
FNMA	AA+	4.00	06/01/49	784,627	814,701
FNMA	AA+	4.00	07/01/56	1,760,187	1,886,439

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.50	05/01/30	$192,130	$204,787
FNMA	AA+	4.50	04/01/31	307,777	330,677
FNMA	AA+	4.50	08/01/33	132,118	142,034
FNMA	AA+	4.50	08/01/33	79,611	85,541
FNMA	AA+	4.50	09/01/33	204,653	220,119
FNMA	AA+	4.50	10/01/33	93,112	100,061
FNMA	AA+	4.50	10/01/33	201,336	217,153
FNMA	AA+	4.50	05/01/34	117,737	127,136
FNMA	AA+	4.50	06/01/34	175,869	188,661
FNMA	AA+	4.50	07/01/34	104,335	112,889
FNMA	AA+	4.50	01/01/35	422,770	454,464
FNMA	AA+	4.50	08/01/35	130,634	141,651
FNMA	AA+	4.50	12/01/35	134,977	146,294
FNMA	AA+	4.50	05/01/39	489,823	532,891
FNMA	AA+	4.50	05/01/39	714,568	775,491
FNMA	AA+	4.50	05/01/40	403,635	435,648
FNMA	AA+	4.50	07/01/40	2,122,197	2,301,192
FNMA	AA+	4.50	10/01/40	2,556,684	2,776,211
FNMA	AA+	4.50	11/01/40	319,142	338,270
FNMA	AA+	4.50	03/01/41	1,337,739	1,452,436
FNMA	AA+	4.50	06/01/41	317,313	337,411
FNMA	AA+	4.50	08/01/41	1,148,971	1,247,566
FNMA	AA+	4.50	10/01/41	160,036	168,470
FNMA	AA+	4.50	11/01/41	836,214	908,035
FNMA	AA+	4.50	01/01/42	81,126	88,091
FNMA	AA+	4.50	07/01/42	927,513	1,009,897
FNMA	AA+	4.50	03/01/44	978,125	1,040,526
FNMA	AA+	4.50	04/01/44	1,750,538	1,896,175
FNMA	AA+	4.50	11/01/47	3,257,254	3,435,357
FNMA	AA+	4.50	11/01/47	3,945,084	4,241,450
FNMA	AA+	4.50	11/01/47	3,026,096	3,248,965
FNMA	AA+	4.50	02/01/49	1,137,395	1,199,238
FNMA	AA+	5.00	09/01/20	2,206	2,279
FNMA	AA+	5.00	10/01/20	10,475	10,818
FNMA	AA+	5.00	10/01/25	63,788	68,145
FNMA	AA+	5.00	09/01/33	388,178	427,905
FNMA	AA+	5.00	10/01/33	291,666	321,486
FNMA	AA+	5.00	11/01/33	314,336	346,506
FNMA	AA+	5.00	03/01/34	61,612	67,912
FNMA	AA+	5.00	04/01/34	34,654	38,192
FNMA	AA+	5.00	04/01/34	121,778	133,626
FNMA	AA+	5.00	04/01/35	118,381	130,415
FNMA	AA+	5.00	06/01/35	72,965	80,346
FNMA	AA+	5.00	09/01/35	81,993	87,550
FNMA	AA+	5.00	09/01/35	189,591	208,788
FNMA	AA+	5.00	11/25/35	463,604	514,242
FNMA	AA+	5.00	08/01/37	509,649	561,420
FNMA	AA+	5.00	05/01/39	362,880	396,968
FNMA	AA+	5.00	09/25/40	1,202,465	1,237,285
FNMA	AA+	5.50	01/01/24	59,640	64,113
FNMA	AA+	5.50	03/01/24	127,691	137,271
FNMA	AA+	5.50	09/01/25	65,304	70,653
FNMA	AA+	5.50	11/01/26	41,977	45,180
FNMA	AA+	5.50	01/01/27	31,225	33,648
FNMA	AA+	5.50	03/01/33	164,182	175,950
FNMA	AA+	5.50	09/01/33	169,422	188,162
FNMA	AA+	5.50	10/01/33	256,296	286,362
FNMA	AA+	5.50	03/01/34	33,346	35,854

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	5.50	03/01/34	$125,363	$140,950
FNMA	AA+	5.50	07/01/34	123,672	135,689
FNMA	AA+	5.50	09/01/34	47,787	52,780
FNMA	AA+	5.50	09/01/34	34,658	37,272
FNMA	AA+	5.50	09/01/34	99,294	110,024
FNMA	AA+	5.50	10/01/34	230,878	259,395
FNMA	AA+	5.50	02/01/35	100,277	110,535
FNMA	AA+	5.50	02/01/35	90,674	101,873
FNMA	AA+	5.50	04/01/35	93,989	105,071
FNMA	AA+	5.50	08/01/35	207,107	231,292
FNMA	AA+	5.50	02/25/37	23,458	25,267
FNMA	AA+	5.50	05/01/38	159,238	172,275
FNMA	AA+	5.50	11/01/38	15,822	17,285
FNMA	AA+	5.50	06/01/48	52,319	57,363
FNMA	AA+	6.00	05/01/23	67,589	74,343
FNMA	AA+	6.00	01/01/25	61,439	67,578
FNMA	AA+	6.00	03/01/28	83,058	91,464
FNMA	AA+	6.00	04/01/32	4,946	5,441
FNMA	AA+	6.00	05/01/32	109,595	125,677
FNMA	AA+	6.00	04/01/33	308,500	343,925
FNMA	AA+	6.00	03/01/36	21,357	23,459
FNMA	AA+	6.00	12/01/36	88,692	101,573
FNMA	AA+	6.00	01/01/37	102,881	116,149
FNMA	AA+	6.00	04/01/37	17,070	18,293
FNMA	AA+	6.00	05/01/37	13,653	14,761
FNMA	AA+	6.00	06/01/37	2,913	2,968
FNMA	AA+	6.00	07/01/37	55,214	63,174
FNMA	AA+	6.00	08/01/37	61,793	70,863
FNMA	AA+	6.00	12/01/37	35,429	40,621
FNMA	AA+	6.00	10/25/44	346,820	396,077
FNMA	AA+	6.00	02/25/47	747,667	856,445
FNMA	AA+	6.00	12/25/49	270,698	308,818
FNMA	AA+	6.50	05/01/32	84,504	93,815
FNMA	AA+	6.50	05/01/32	54,881	60,928
FNMA	AA+	6.50	09/01/36	18,281	20,814
FNMA	AA+	6.50	05/01/37	84,007	88,137
FNMA	AA+	6.50	07/01/37	13,624	15,125
FNMA	AA+	6.50	09/01/37	13,270	14,733
FNMA	AA+	6.50	05/01/38	6,873	7,630
FNMA	AA+	7.00	01/25/44	219,461	244,678
FNMA	AA+	7.50	06/01/32	35,609	42,352
FNMA	AA+	8.00	04/01/32	18,048	18,960
FNMA Strip	AA+	3.00	08/25/42	893,523	905,980
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	1,567,347	1,568,677
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	1,627,257	1,702,063
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	1,940,410	2,037,238
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	1,205,110	1,273,447
GNMA (3)	AA+	2.68	10/16/47	2,000,000	1,999,491
GNMA (3)	AA+	3.00	07/16/36	1,596,384	1,643,684
GNMA (3)	AA+	3.00	03/15/46	4,548,783	4,677,256
GNMA (3)	AA+	3.00	07/15/46	2,665,079	2,740,405
GNMA (3)	AA+	3.50	05/20/31	2,252,247	2,358,558
GNMA (3)	AA+	3.50	02/20/42	1,422,250	1,458,919
GNMA (3)	AA+	3.50	07/15/42	1,506,723	1,585,289
GNMA (3)	AA+	3.50	11/15/42	621,375	646,484
GNMA (3)	AA+	3.50	03/20/45	3,204,043	3,347,473
GNMA (3)	AA+	3.50	05/20/45	2,221,796	2,352,330
GNMA (3)	AA+	3.70	05/15/42	691,155	729,180

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	4.00	04/15/24	$116,538	$121,595
GNMA (3)	AA+	4.00	01/20/41	1,088,363	1,148,164
GNMA (3)	AA+	4.00	03/15/41	441,637	469,833
GNMA (3)	AA+	4.00	08/15/41	875,573	932,334
GNMA (3)	AA+	4.00	11/15/41	567,274	617,290
GNMA (3)	AA+	4.00	12/15/41	1,087,752	1,146,803
GNMA (3)	AA+	4.00	08/20/42	848,847	897,894
GNMA (3)	AA+	4.25	04/20/41	619,095	654,616
GNMA (3)	AA+	4.29	04/15/41	266,154	281,375
GNMA (3)	AA+	4.50	06/20/30	25,595	27,275
GNMA (3)	AA+	4.50	09/15/30	356,717	379,347
GNMA (3)	AA+	4.50	06/20/34	246,310	259,790
GNMA (3)	AA+	4.50	09/15/40	743,630	808,466
GNMA (3)	AA+	4.50	10/15/40	918,849	1,010,859
GNMA (3)	AA+	4.50	10/15/40	199,470	212,358
GNMA (3)	AA+	5.00	04/15/39	723,573	806,016
GNMA (3)	AA+	5.00	06/20/39	885,535	963,806
GNMA (3)	AA+	5.00	11/15/39	282,602	314,879
GNMA (3)	AA+	5.00	05/15/40	111,271	123,933
GNMA (3)	AA+	5.00	06/20/40	74,115	78,895
GNMA (3)	AA+	5.50	01/15/36	63,909	68,574
GNMA (3)	AA+	6.50	04/15/31	6,332	6,987
GNMA (3)	AA+	6.50	12/15/31	17,943	19,798
GNMA (3)	AA+	6.50	05/15/32	23,125	25,516
GNMA (3)	AA+	7.00	05/15/32	2,409	2,468
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	348,200	359,534

					459,253,049

CORPORATE DEBT (30.4%)
COMMUNICATION SERVICES (1.2%)
AT&T, Inc.	BBB	3.00	02/15/22	4,000,000	4,078,514
AT&T, Inc.	BBB	3.00	06/30/22	1,000,000	1,021,729
Discovery Communications LLC	BBB-	3.50	06/15/22	5,000,000	5,138,927
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,035,452
Omnicom Group, Inc.	BBB+	4.45	08/15/20	1,800,000	1,824,236
ViacomCBS, Inc.	BBB	3.25	03/15/23	5,000,000	5,069,430

					18,168,288

CONSUMER DISCRETIONARY (5.2%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,038,270
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,071,143
Amazon.com, Inc.	AA-	5.20	12/03/25	5,000,000	5,824,824
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	2,083,419
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	722,051
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,034,103
Brinker International, Inc.	BB+	3.88	05/15/23	4,000,000	4,050,000
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	4,129,122
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,058,927
Expedia Group, Inc.	BBB	5.95	08/15/20	4,000,000	4,088,802
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,120,920
Gap, Inc.	BB	5.95	04/12/21	5,000,000	5,188,194
Harman International Industries, Inc.	A	4.15	05/15/25	5,000,000	5,326,259
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	208,529
Kohl’s Corp.	BBB	3.25	02/01/23	1,804,000	1,830,318
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	2,000,000	2,047,995
Marriott International, Inc.	BBB	3.13	02/15/23	3,000,000	3,067,582
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,021,775
Mattel, Inc.	B	3.15	03/15/23	2,000,000	1,970,000

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Newell Brands, Inc.	BB+	4.70	08/15/20	$3,000,000	$3,044,246
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,165,966
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,379,625
Tapestry, Inc.	BBB-	4.25	04/01/25	2,500,000	2,644,250
Tupperware Brands Corp.	BB+	4.75	06/01/21	4,000,000	4,030,637
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	2,111,058
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,036,807
Wyndham Destinations, Inc.	BB-	3.90	03/01/23	4,000,000	4,040,000

					82,334,822

CONSUMER STAPLES (1.7%)
Conagra Brands, Inc.	BBB-	4.95	08/15/20	645,000	654,928
Edgewell Personal Care Co.	B+	4.70	05/19/21	4,000,000	4,090,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,165,877
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,291,135
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,876,273
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	1,950,000	2,129,371
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,082,885
Sysco Corp.	BBB+	3.75	10/01/25	3,575,000	3,841,826

					26,132,295

ENERGY (2.3%)
Devon Energy Corp.	BBB-	5.85	12/15/25	2,500,000	2,961,600
Diamond Offshore Drilling, Inc.	CCC+	3.45	11/01/23	3,000,000	2,550,000
Energen Corp.	BBB-	4.63	09/01/21	4,000,000	4,093,960
EQT Corp.	BBB-	4.88	11/15/21	4,000,000	4,128,567
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	5,000,000	5,344,195
Marathon Oil Corp.	BBB	2.80	11/01/22	4,000,000	4,065,289
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,416,174
Murphy Oil Corp.	BB+	4.45	12/01/22	3,525,000	3,630,750
Rowan Cos., Inc.	B-	4.88	06/01/22	4,000,000	2,920,000
SESI LLC	CC	7.13	12/15/21	4,500,000	3,838,050

					36,948,585

FINANCIALS (7.8%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,129,733
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,127,917
Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,073,138
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,281,551
American International Group, Inc.	BBB+	3.75	07/10/25	5,000,000	5,346,404
Bank of America Corp.	BBB+	3.95	04/21/25	5,000,000	5,331,611
Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,293,346
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,413,131
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,164,773
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	5,284,615
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	5,188,735
Fairfax U.S., Inc. †	BBB-	4.88	08/13/24	3,500,000	3,738,649
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,369,911
Genworth Hldgs., Inc.	B	7.20	02/15/21	1,750,000	1,802,500
Genworth Hldgs., Inc.	B	7.63	09/24/21	1,300,000	1,369,420
Hartford Financial Svcs. Group, Inc.	BBB+	5.50	03/30/20	1,000,000	1,008,416
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,348,892
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	2,125,010
Lincoln National Corp.	A-	4.00	09/01/23	4,000,000	4,256,211
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,039,602
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,107,907
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,227,815
Old Republic International Corp.	BBB+	3.88	08/26/26	5,000,000	5,265,153
Pacific LifeCorp. †	A-	6.00	02/10/20	710,000	710,882
People’s United Bank N.A.	BBB+	4.00	07/15/24	2,000,000	2,087,930

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Prudential Financial, Inc.	A	4.50	11/16/21	$1,000,000	$1,049,481
Reinsurance Group of America, Inc.	A	4.70	09/15/23	1,000,000	1,084,099
Reinsurance Group of America, Inc.	A	5.00	06/01/21	3,000,000	3,115,406
Signet UK Finance PLC	BB-	4.70	06/15/24	5,000,000	4,700,000
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,500,000	1,595,721
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,250,261
Synchrony Financial	BBB-	3.70	08/04/26	2,750,000	2,838,807
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,539,587
Unum Group	BBB	4.00	03/15/24	5,000,000	5,279,257
Voya Financial, Inc.	BBB+	3.65	06/15/26	5,000,000	5,277,164
Wells Fargo & Co.	BBB+	3.45	02/13/23	4,000,000	4,141,551
Wells Fargo & Co.	BBB+	4.13	08/15/23	1,000,000	1,061,499
WR Berkley Corp.	BBB+	4.63	03/15/22	2,000,000	2,108,400

					123,134,485

HEALTH CARE (2.2%)
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,659,778
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,028,554
Biogen, Inc.	A-	4.05	09/15/25	2,500,000	2,716,825
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,098,768
Express Scripts Hldg. Co.	A-	3.50	06/15/24	2,000,000	2,076,770
Humana, Inc.	BBB+	3.85	10/01/24	3,000,000	3,186,661
Laboratory Corp. of America Hldgs.	BBB	3.75	08/23/22	2,000,000	2,076,098
Laboratory Corp. of America Hldgs.	BBB	4.63	11/15/20	1,000,000	1,015,494
Owens & Minor, Inc.	B	3.88	09/15/21	2,200,000	2,117,500
Owens & Minor, Inc.	B	4.38	12/15/24	2,800,000	2,128,000
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	736,879
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,002,280
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	5,102,994

					34,946,601

INDUSTRIALS (0.9%)
Flowserve Corp.	BBB-	3.50	09/15/22	4,000,000	4,078,545
Hexcel Corp.	BBB	4.70	08/15/25	3,900,000	4,204,342
Verisk Analytics, Inc.	BBB	4.00	06/15/25	5,000,000	5,379,009

					13,661,896

INFORMATION TECHNOLOGY (3.0%)
Adobe, Inc.	A	4.75	02/01/20	4,000,000	4,007,141
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,446,293
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	1,053,297
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,160,437
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	285,855
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,116,929
Fidelity National Information Svcs., Inc.	BBB	3.88	06/05/24	5,000,000	5,317,311
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,039,702
Ingram Micro, Inc.	NR	5.00	08/10/22	1,000,000	1,032,704
Ingram Micro, Inc.	NR	5.45	12/15/24	750,000	787,397
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	3,244,565
Keysight Technologies, Inc.	BBB	4.55	10/30/24	5,000,000	5,444,792
Lam Research Corp.	BBB+	2.75	03/15/20	5,000,000	5,002,523
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	4,134,542
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	1,000,000	1,060,259
NortonLifeLock, Inc.	BB-	4.20	09/15/20	4,000,000	4,047,231
Total System Svcs., Inc.	BBB-	3.75	06/01/23	4,000,000	4,163,175

					48,344,153

MATERIALS (2.9%)
Carpenter Technology Corp.	BBB-	4.45	03/01/23	3,600,000	3,731,105
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,173,776
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	5,036,869

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2019

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
MATERIALS (CONTINUED)
Eastman Chemical Co.	BBB	4.50	01/15/21	$2,500,000	$2,545,380
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	4,000,000	4,050,000
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	4,160,000
Methanex Corp.	BB+	5.25	03/01/22	600,000	630,483
Newmont Goldcorp Corp.	BBB	3.50	03/15/22	4,000,000	4,104,315
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,147,499
Sherwin-Williams Co.	BBB	3.95	01/15/26	5,000,000	5,354,570
Southern Copper Corp.	BBB+	3.50	11/08/22	4,000,000	4,125,746
Teck Resources Ltd.	BBB-	3.75	02/01/23	1,000,000	1,017,501
Teck Resources Ltd.	BBB-	4.75	01/15/22	3,000,000	3,107,051

					45,184,295

REAL ESTATE (1.9%)
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,141,905
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	4,000,000	4,127,886
Healthpeak Properties, Inc.	BBB+	3.40	02/01/25	3,750,000	3,912,946
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,174,732
Mack-Cali Realty LP	BB	4.50	04/18/22	5,000,000	5,080,331
National Retail Properties, Inc.	BBB+	3.30	04/15/23	1,000,000	1,028,847
National Retail Properties, Inc.	BBB+	3.80	10/15/22	3,000,000	3,121,328
Service Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,784,730
Ventas Realty LP / Ventas Capital Corp.	BBB+	3.25	08/15/22	500,000	512,957
Welltower, Inc.	BBB+	3.75	03/15/23	750,000	782,181

					30,667,843

UTILITIES (1.3%)
Entergy Corp.	BBB	5.13	09/15/20	2,500,000	2,534,134
Exelon Corp.	BBB	5.15	12/01/20	3,000,000	3,059,876
Exelon Generation Co. LLC	BBB+	4.25	06/15/22	1,000,000	1,045,538
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,122,230
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	2,210,851
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,109,323
SCANA Corp.	BBB	4.75	05/15/21	1,000,000	1,022,263
UIL Hldgs. Corp.	BBB	4.63	10/01/20	2,725,000	2,775,321

					19,879,536

TOTAL CORPORATE DEBT					479,402,799

SOVEREIGN DEBT (0.2%)
Sri Lanka AID	NR	6.59	09/15/28	2,433,295	2,821,208

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,513,444,209) 99.1%					1,559,800,548

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Cargill Global Fund PLC†	A-1	1.48	01/02/20	$10,500,000	$10,499,568

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $10,499,568) 0.7%					10,499,568

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.56	01/02/20	$99,746	$99,746

TOTAL TEMPORARY CASH INVESTMENT (Cost: $99,746) 0.0% (2)					99,746

TOTAL INVESTMENTS (Cost: $1,524,043,523) 99.8%					1,570,399,862

OTHER NET ASSETS 0.2%					3,615,721

NET ASSETS 100.0%					$1,574,015,583

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2019

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$65,490,404	1.9%
ALL AMERICA FUND	$8,699,642	2.8%
SMALL CAP VALUE FUND	$14,299,412	2.8%
SMALL CAP GROWTH FUND	$1,099,955	0.2%
MID CAP VALUE FUND	$2,999,877	3.1%
MID-CAP EQUITY INDEX FUND	$38,494,170	2.3%
COMPOSITE FUND	$5,089,849	2.6%
MONEY MARKET FUND	$72,229,251	47.0%
MID-TERM BOND FUND	$801,139	0.1%
BOND FUND	$14,949,099	0.9%
INTERNATIONAL FUND	$2,399,901	0.3%

††	Level 3 Security.

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2019, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	892	E-mini S&P 500 Stock Index	P	March 2020	$144,102,600	$2,067,738	4.2%
ALL AMERICA FUND	35	E-mini S&P 500 Stock Index	P	March 2020	$5,654,250	$94,850	1.8%
MID-CAP EQUITY INDEX FUND	559	E-mini S&P MidCap 400 Stock Index	P	March 2020	$115,422,320	$1,707,680	6.9%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $1,877,879,231

All America Fund — $213,784,543

Small Cap Value Fund — $456,084,328

Small Cap Growth Fund — $509,745,572

Small Cap Equity Index Fund — $28,718,031

Mid Cap Value Fund — $77,771,045

Mid-Cap Equity Index Fund — $1,348,178,195

International Fund — $647,820,225

Composite Fund — $159,657,054

Retirement Income Fund — $130,890,828

2010 Retirement Fund — $25,039,046

2015 Retirement Fund — $135,919,632

2020 Retirement Fund — $549,123,315

2025 Retirement Fund — $842,870,919)

(Notes 1 and 3)	$3,466,476,426	$312,380,375	$520,963,151	$605,725,287	$29,346,368
Cash	5,595	6,837	943	890	361
Interest and dividends receivable	3,373,778	330,791	722,028	294,867	37,878
Receivable for securities sold	—	799,408	10,365,235	9,432,554	125,749
Receivable for daily variation on future contracts	342,507	16,408	—	—	—
Shareholder subscriptions receivable	7,885,398	43,653	943,258	846,728	168,028
Other receivables	60,774	—	—	—	—

TOTAL ASSETS	3,478,144,478	313,577,472	532,994,615	616,300,326	29,678,384

LIABILITIES
Payable for securities purchased	—	1,095,424	14,700,780	6,824,498	574,283
Shareholder redemptions payable	—	—	—	—	—
Accrued expenses	—	19,534	45,109	59,668	531

TOTAL LIABILITIES:	—	1,114,958	14,745,889	6,884,166	574,814

NET ASSETS	$3,478,144,478	$312,462,514	$518,248,726	$609,416,160	$29,103,570

NUMBER OF SHARES OUTSTANDING (Note 4)	726,217,158	128,915,074	342,935,529	416,566,028	29,319,454

NET ASSET VALUES, offering and redemption price per share	$4.79	$2.42	$1.51	$1.46	$0.99

COMPONENTS OF NET ASSETS
Paid-in capital	$1,784,047,080	$190,315,315	$429,399,271	$480,681,539	$28,634,065
Total Distributable Earnings (Loss) (Notes 1 and 5)	1,694,097,398	122,147,199	88,849,455	128,734,621	469,505

NET ASSETS	$3,478,144,478	$312,462,514	$518,248,726	$609,416,160	$29,103,570

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$101,811,818	$1,678,920,750	$718,943,937	$192,645,907	$138,056,799	(a)	$26,863,933	(a)	$148,548,345	(a)	$608,469,494	(a)	$946,217,963	(a)
399	4,103	477	6,277	—		—		—		—		—
153,582	1,761,573	—	509,806	—		—		—		—		—
1,458,152	—	1,995,373	154	—		—		—		—		—
—	105,989	—	—	—		—		—		—		—
—	2,867,570	2,882,925	680,614	—		—		—		—		—
19,511	1,744	2,923	7,306	11,842		8,652		—		—		—

103,443,462	1,683,661,729	723,825,635	193,850,064	138,068,641		26,872,585		148,548,345		608,469,494		946,217,963

4,480,507	2,981,955	3,399,240	—	—		—		—		—		—
95,778	—	—	—	—		—		—		—		—
—	—	—	—	14,120		9,509		2,691		7,330		4,301

4,576,285	2,981,955	3,399,240	—	14,120		9,509		2,691		7,330		4,301

$98,867,177	$1,680,679,774	$720,426,395	$193,850,064	$138,054,521		$26,863,076		$148,545,654		$608,462,164		$946,213,662

60,426,862	748,512,338	795,911,201	103,790,802	114,227,959		26,897,811		141,618,271		489,747,546		693,309,402

$1.64	$2.25	$0.91	$1.87	$1.21		$1.00		$1.05		$1.24		$1.36

$70,675,101	$1,255,424,846	$628,278,564	$153,028,014	$127,914,426		$24,228,151		$127,370,422		$515,249,497		$796,948,022
28,192,076	425,254,928	92,147,831	40,822,050	10,140,095		2,634,925		21,175,232		93,212,667		149,265,640

$98,867,177	$1,680,679,774	$720,426,395	$193,850,064	$138,054,521		$26,863,076		$148,545,654		$608,462,164		$946,213,662

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2019

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $751,122,358

2035 Retirement Fund — $616,136,119

2040 Retirement Fund — $503,608,667

2045 Retirement Fund — $516,745,382

2050 Retirement Fund — $383,475,831

2055 Retirement Fund — $137,147,832

2060 Retirement Fund — $28,082,395

Conservative Allocation Fund — $165,312,973

Moderate Allocation Fund — $368,244,240

Aggressive Allocation Fund — $260,547,365

Money Market Fund — $153,203,021

Mid-Term Bond Fund — $655,555,777

Bond Fund — $1,524,043,523)

(Notes 1 and 3)	$853,662,327	(a)	$711,721,935	(a)	$587,112,822	(a)	$610,633,687	(a)	$425,382,727	(a)
Cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	853,662,327		711,721,935		587,112,822		610,633,687		425,382,727

LIABILITIES
Payable for securities purchased	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Accrued expenses	3,602		3,678		4,705		5,443		4,184

TOTAL LIABILITIES	3,602		3,678		4,705		5,443		4,184

NET ASSETS	$853,658,725		$711,718,257		$587,108,117		$610,628,244		$425,378,543

NUMBER OF SHARES OUTSTANDING (Note 4)	596,181,783		487,900,512		405,333,306		426,390,250		243,450,034

NET ASSET VALUES, offering and redemption price per share	$1.43		$1.46		$1.45		$1.43		$1.75

COMPONENTS OF NET ASSETS
Paid-in capital	$708,083,917		$580,235,138		$475,900,510		$486,041,847		$365,408,781
Total Distributable Earnings (Loss) (Notes 1 and 5)	145,574,808		131,483,119		111,207,607		124,586,397		59,969,762

NET ASSETS	$853,658,725		$711,718,257		$587,108,117		$610,628,244		$425,378,543

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$144,079,053	(a)	$29,608,789	(a)	$177,953,423	(a)	$432,967,829	(a)	$320,122,295	(a)	$153,203,021	$667,532,090	$1,570,399,862
—		—		—		—		—		393	1,042	1,728
—		—		—		—		—		112,548	3,702,242	9,378,422
—		—		—		—		—		—	—	847
—		—		—		—		—		—	—	—
—		—		—		—		—		469,695	1,164,140	4,231,458
1,670		—		—		—		—		—	—	—

144,080,723		29,608,789		177,953,423		432,967,829		320,122,295		153,785,657	672,399,514	1,584,012,317

—		—		—		—		—		—	—	9,954,897
—		—		—		—		—		—	—	—
—		105		391		1,287		1,749		373	37,943	41,837

—		105		391		1,287		1,749		373	37,943	9,996,734

$144,080,723		$29,608,684		$177,953,032		$432,966,542		$320,120,546		$153,785,284	$672,361,571	$1,574,015,583

108,227,958		26,632,564		140,038,680		279,181,912		184,380,328		124,877,686	632,339,207	1,065,966,871

$1.33		$1.11		$1.27		$1.55		$1.74		$1.2315	$1.06	$1.48

$131,676,932		$27,224,467		$159,464,111		$344,560,668		$238,453,920		$149,869,430	$646,945,026	$1,488,945,831
12,403,791		2,384,217		18,488,921		88,405,874		81,666,626		3,915,854	25,416,545	85,069,752

$144,080,723		$29,608,684		$177,953,032		$432,966,542		$320,120,546		$153,785,284	$672,361,571	$1,574,015,583

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2019

	Equity Index Fund	All America Fund		Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$60,653,854	$5,530,664	(d)	$11,335,271	$5,061,376	$420,753	(d)
Interest	1,657,889	161,574		533,096	387,144	1,993

Total investment income	62,311,743	5,692,238		11,868,367	5,448,520	422,746

EXPENSES
Investment advisory fees (Note 2)	2,298,809	1,186,363		3,580,011	4,178,763	19,309

Other operating expenses
Accounting and recordkeeping expenses	525,744	98,823		122,623	135,691	52,613
Shareholders reports	23,905	35,875		14,298	16,522	24,636
Custodian expenses	81,927	7,926		12,778	14,962	688
Independent directors’ fees and expenses	199,261	19,277		31,027	36,217	1,673
Audit	102,568	25,875		21,372	27,097	1,955
Legal and Compliance	106,627	26,899		22,219	28,169	2,031
Administrative	301,764	29,193		46,987	54,848	2,534
Licenses	321,889	18,684		—	—	2,703
Other (including year-end accrual)	9,060	(1,058)		6,075	4,367	774

Total operating expenses	1,672,745	261,494		277,379	317,873	89,607

Total expenses before reimbursement	3,971,554	1,447,857		3,857,390	4,496,636	108,916
Fee waiver and expense reimbursement (Note 2)	—	—		—	—	(71,585)

Net expenses	3,971,554	1,447,857		3,857,390	4,496,636	37,331

Net Investment Income (Loss)	58,340,189	4,244,381		8,010,977	951,884	385,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	47,863,441	22,326,394		14,133,562	32,813,123	264,530
Futures contracts (Note 1)	17,637,677	816,829		—	—	—
Gain distributions from Mutual of America Investment Corp. Funds	—	—		—	—	—

	65,501,118	23,143,223		14,133,562	32,813,123	264,530

Change in net unrealized appreciation (depreciation) of:
Investment securities	692,352,487	45,386,593		59,711,157	93,905,018	4,099,279
Futures contracts (Note 1)	5,230,068	194,143		—	—	—

	697,582,555	45,580,736		59,711,157	93,905,018	4,099,279

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	763,083,673	68,723,959		73,844,719	126,718,141	4,363,809

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$821,423,862	$72,968,340		$81,855,696	$127,670,025	$4,749,224

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corp. and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

(d)	Net of foreign taxes as follows:

All America Fund	$1,376
Small Cap Equity Index Fund	$194
Mid Cap Value Fund	$594
Mid-Cap Equity Index Fund	$12,341
International Fund	$1,542,230

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund		Mid-Cap Equity Index Fund		International Fund		Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$2,204,776	(d)	$25,753,959	(d)	$20,002,080	(d)	$2,509,199	$2,222,698	(a)	$511,910	(a)	$2,767,964	(a)	$10,974,969	(a)	$15,495,364	(a)
95,180		1,329,196		453,079		2,311,432	—		—		—		—		—

2,299,956		27,083,155		20,455,159		4,820,631	2,222,698		511,910		2,767,964		10,974,969		15,495,364

502,670		1,127,749		453,298		736,622	55,761	(b)	12,766	(b)	72,113	(b)	284,212	(b)	411,102	(b)

62,289		282,952		138,436		92,500	51,630	(b)	50,410	(b)	52,093	(b)	58,108	(b)	61,709	(b)
9,562		26,140		11,942		26,969	12,091	(b)	12,511	(b)	12,503	(b)	12,503	(b)	12,495	(b)
2,448		40,253		16,139		4,910	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
5,941		97,748		39,297		11,969	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
7,974		54,122		3,075		16,066	9,732	(b)	2,227	(b)	12,581	(b)	49,587	(b)	71,737	(b)
8,290		56,264		3,196		16,701	6,842	(b)	1,567	(b)	8,844	(b)	34,859	(b)	50,431	(b)
8,996		148,032		59,513		18,126	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
—		157,904		—		—	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
(831)		3,775		3,286		(1,006)	(4,104	)(b)	—	(b)	(3,693	)(b)	(3,819	)(b)	(5,129	)(b)

104,669		867,190		274,884		186,235	76,191		66,715		82,328		151,238		191,243

607,339		1,994,939		728,182		922,857	131,952		79,481		154,441		435,450		602,345
—		—		—		—	—		(66,715)		—		—		—

607,339		1,994,939		728,182		922,857	131,952		12,766		154,441		435,450		602,345

1,692,617		25,088,216		19,726,977		3,897,774	2,090,746		499,144		2,613,523		10,539,519		14,893,019

2,552,254		60,621,991		2,650,695		4,398,323	766,079	(c)	257,453	(c)	4,826,073	(c)	15,289,372	(c)	14,580,672	(c)
—		8,420,188		—		—	—		—		—		—		—
—		—		—		—	818,885		228,912		1,744,532		8,788,429		16,699,437

2,552,254		69,042,179		2,650,695		4,398,323	1,584,964		486,365		6,570,605		24,077,801		31,280,109

17,085,010		238,017,629		90,931,193		24,054,627	8,599,820		2,121,279		11,303,026		55,605,876		98,695,600
—		3,523,450		—		—	—		—		—		—		—

17,085,010		241,541,079		90,931,193		24,054,627	8,599,820		2,121,279		11,303,026		55,605,876		98,695,600

19,637,264		310,583,258		93,581,888		28,452,950	10,184,784		2,607,644		17,873,631		79,683,677		129,975,709

$21,329,881		$335,671,474		$113,308,865		$32,350,724	$12,275,530		$3,106,788		$20,487,154		$90,223,196		$144,868,728

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2019

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$13,088,535	(a)	$10,496,098	(a)	$8,308,931	(a)	$8,450,098	(a)	$5,688,056	(a)
Interest	—		—		—		—		—

Total investment income	13,088,535		10,496,098		8,308,931		8,450,098		5,688,056

EXPENSES
Investment advisory fees (Note 2)	365,605	(b)	304,855	(b)	248,965	(b)	261,584	(b)	176,276	(b)

Other operating expenses
Accounting and recordkeeping expenses	60,418	(b)	58,695	(b)	57,109	(b)	57,467	(b)	55,048	(b)
Shareholders reports	12,504	(b)	12,501	(b)	12,492	(b)	12,492	(b)	12,492	(b)
Custodian expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	63,798	(b)	53,197	(b)	43,440	(b)	45,645	(b)	30,763	(b)
Legal and Compliance	44,849	(b)	37,397	(b)	30,539	(b)	32,088	(b)	21,626	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Other (including year-end accrual)	(5,305	)(b)	(5,131	)(b)	(5,013	)(b)	(4,934	)(b)	(4,945	)(b)

Total operating expenses	176,264		156,659		138,567		142,758		114,984

Total expenses before reimbursement	541,869		461,514		387,532		404,342		291,260
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net expenses	541,869		461,514		387,532		404,342		291,260

Net Investment Income (Loss)	12,546,666		10,034,584		7,921,399		8,045,756		5,396,796

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	12,176,602	(c)	8,327,686	(c)	4,594,676	(c)	5,712,365	(c)	714,804	(c)
Futures contracts (Note 1)	—		—		—		—		—
Gain distributions from Mutual of America Investment Corp. Funds	18,511,902		17,682,192		15,343,700		17,083,969		12,038,394

	30,688,504		26,009,878		19,938,376		22,796,334		12,753,198

Change in net unrealized appreciation (depreciation) of:
Investment securities	97,822,620		89,424,584		77,107,157		80,836,910		56,844,808
Futures contracts (Note 1)	—		—		—		—		—

	97,822,620		89,424,584		77,107,157		80,836,910		56,844,808

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	128,511,124		115,434,462		97,045,533		103,633,244		69,598,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$141,057,790		$125,469,046		$104,966,932		$111,679,000		$74,994,802

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corp. and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$1,754,010	(a)	$279,913	(a)	$3,483,492	(a)	$7,894,840	(a)	$5,194,139	(a)	$—	$—	$—
—		—		—		—		—		4,362,895	17,068,154	45,736,256

1,754,010		279,913		3,483,492		7,894,840		5,194,139		4,362,895	17,068,154	45,736,256

51,587	(b)	6,973	(b)	—	(b)	—	(b)	—	(b)	290,472	2,513,361	5,689,024

51,512	(b)	50,246	(b)	52,372	(b)	55,811	(b)	54,308	(b)	81,247	154,102	300,821
12,487	(b)	12,048	(b)	12,063	(b)	12,048	(b)	12,034	(b)	13,193	21,638	33,910
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	5,192	16,732	38,872
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	12,576	40,839	94,812
9,008	(b)	1,219	(b)	14,300	(b)	35,460	(b)	26,215	(b)	13,981	15,135	34,671
6,332	(b)	858	(b)	10,053	(b)	24,928	(b)	18,429	(b)	14,534	15,734	36,043
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	19,047	61,847	143,585
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
(4,626	)(b)	—	(b)	(3,837	)(b)	(3,673	)(b)	(3,707	)(b)	4,666	6,130	19,023

74,713		64,371		84,951		124,574		107,279		164,436	332,157	701,737

126,300		71,344		84,951		124,574		107,279		454,908	2,845,518	6,390,761
—		(64,371)		—		—		—		—	—	—

126,300		6,973		84,951		124,574		107,279		454,908	2,845,518	6,390,761

1,627,710		272,940		3,398,541		7,770,266		5,086,860		3,907,987	14,222,636	39,345,495

47,208	(c)	(15,340	)(c)	2,047,094	(c)	11,428,363	(c)	10,813,398	(c)	7,867	231,463	613,919
—		—		—		—		—		—	—	—
3,803,947		602,928		1,310,780		6,554,403		7,890,433		—	—	—

3,851,155		587,588		3,357,874		17,982,766		18,703,831		7,867	231,463	613,919

15,808,618		1,879,340		14,439,798		44,393,208		36,784,518		(50)	21,786,493	65,300,033
—		—		—		—		—		—	—	—

15,808,618		1,879,340		14,439,798		44,393,208		36,784,518		(50)	21,786,493	65,300,033

19,659,773		2,466,928		17,797,672		62,375,974		55,488,349		7,817	22,017,956	65,913,952

$21,287,483		$2,739,868		$21,196,213		$70,146,240		$60,575,209		$3,915,804	$36,240,592	$105,259,447

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$58,340,189	$51,303,517	$4,244,381	$3,945,417
Net realized gain (loss) on investments and futures contracts	65,501,118	59,872,774	23,143,223	20,360,192
Change in net unrealized appreciation (depreciation) of investments and futures contracts	697,582,555	(238,372,855)	45,580,736	(47,910,269)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	821,423,862	(127,196,564)	72,968,340	(23,604,660)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(106,988,440)	(107,012,813)	(23,427,563)	(20,436,408)
Return of Capital	—	—	—	—

Total distributions	(106,988,440)	(107,012,813)	(23,427,563)	(20,436,408)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	271,917,599	251,921,033	5,436,354	5,132,192
Dividends reinvested	106,988,440	107,012,813	23,427,563	20,436,408
Cost of shares redeemed	(243,806,495)	(207,699,908)	(34,016,287)	(38,189,780)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	135,099,544	151,233,938	(5,152,370)	(12,621,180)

INCREASE (DECREASE) IN NET ASSETS	849,534,966	(82,975,439)	44,388,407	(56,662,248)
NET ASSETS, BEGINNING OF YEAR	2,628,609,512	2,711,584,951	268,074,107	324,736,355

NET ASSETS, END OF YEAR	$3,478,144,478	$2,628,609,512	$312,462,514	$268,074,107

OTHER INFORMATION:
Shares outstanding at the beginning of year	696,239,527	660,764,208	130,791,956	136,259,701

Shares sold	61,130,333	60,734,671	2,348,043	2,200,603
Shares issued as reinvestment of dividends	24,238,092	24,643,816	10,389,278	8,455,221
Shares redeemed	(55,390,794)	(49,903,168)	(14,614,203)	(16,123,569)

Net increase (decrease)	29,977,631	35,475,319	(1,876,882)	(5,467,745)

Shares outstanding at the end of year	726,217,158	696,239,527	128,915,074	130,791,956

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2019	2018	2019	2018	2019	2018†	2019	2018	2019	2018

$8,010,977	$5,417,677	$951,884	$721,560	$385,415	$112,825	$1,692,617	$1,471,704	$25,088,216	$22,142,526
14,133,562	26,004,396	32,813,123	46,288,828	264,530	(203,024)	2,552,254	1,922,983	69,042,179	101,405,685

59,711,157	(103,915,943)	93,905,018	(115,920,143)	4,099,279	(3,470,942)	17,085,010	(16,574,717)	241,541,079	(284,333,341)

81,855,696	(72,493,870)	127,670,025	(68,909,755)	4,749,224	(3,561,141)	21,329,881	(13,180,030)	335,671,474	(160,785,130)

(31,707,427)	(43,728,999)	(47,335,647)	(39,717,181)	(582,155)	(136,423)	(3,524,728)	(8,924,532)	(118,631,886)	(109,431,002)
—	—	—	—	—	(965)	—	—	—	—

(31,707,427)	(43,728,999)	(47,335,647)	(39,717,181)	(582,155)	(137,388)	(3,524,728)	(8,924,532)	(118,631,886)	(109,431,002)

42,283,185	38,386,795	39,204,538	43,996,025	20,001,338	21,675,638	4,504,565	5,341,000	140,657,884	119,784,786
31,707,427	43,728,999	47,335,647	39,717,181	582,155	137,388	3,524,728	8,924,532	118,631,886	109,431,002
(33,892,240)	(43,612,589)	(40,790,740)	(46,655,929)	(12,855,094)	(906,395)	(7,009,046)	(15,513,349)	(77,017,175)	(129,665,172)

40,098,372	38,503,205	45,749,445	37,057,277	7,728,399	20,906,631	1,020,247	(1,247,817)	182,272,595	99,550,616

90,246,641	(77,719,664)	126,083,823	(71,569,659)	11,895,468	17,208,102	18,825,400	(23,352,379)	399,312,183	(170,665,516)
428,002,085	505,721,749	483,332,337	554,901,996	17,208,102	—	80,041,777	103,394,156	1,281,367,591	1,452,033,107

$518,248,726	$428,002,085	$609,416,160	$483,332,337	$29,103,570	$17,208,102	$98,867,177	$80,041,777	$1,680,679,774	$1,281,367,591

315,131,497	291,434,007	382,867,811	359,318,522	20,786,591	—	59,766,695	60,396,632	663,474,534	619,888,133

28,451,861	23,639,432	27,418,602	29,169,976	21,229,648	21,543,303	2,918,489	3,234,055	64,003,430	52,594,103
22,355,954	26,270,022	34,866,845	24,913,550	585,402	167,927	2,305,738	5,513,245	56,310,136	46,453,117
(23,003,783)	(26,211,964)	(28,587,230)	(30,534,237)	(13,282,187)	(924,639)	(4,564,060)	(9,377,237)	(35,275,762)	(55,460,819)

27,804,032	23,697,490	33,698,217	23,549,289	8,532,863	20,786,591	660,167	(629,937)	85,037,804	43,586,401

342,935,529	315,131,497	416,566,028	382,867,811	29,319,454	20,786,591	60,426,862	59,766,695	748,512,338	663,474,534

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$19,726,977	$14,819,838	$3,897,774	$4,050,526
Net realized gain (loss) on investments and futures contracts	2,650,695	—	4,398,323	8,205,586
Change in net unrealized appreciation (depreciation) of investments and futures contracts	90,931,193	(90,151,424)	24,054,627	(17,734,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,308,865	(75,331,586)	32,350,724	(5,478,414)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(14,819,838)	(12,148,302)	(12,225,889)	(18,147,487)
Return of Capital	—	—	—	—

Total distributions	(14,819,838)	(12,148,302)	(12,225,889)	(18,147,487)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	120,758,280	88,808,391	6,373,170	8,858,290
Dividends reinvested	14,819,838	12,148,302	12,225,889	18,147,487
Cost of shares redeemed	(22,158,183)	(42,429,454)	(16,996,543)	(21,628,078)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	113,419,935	58,527,239	1,602,516	5,377,699

INCREASE (DECREASE) IN NET ASSETS	211,908,962	(28,952,649)	21,727,351	(18,248,202)
NET ASSETS, BEGINNING OF YEAR	508,517,433	537,470,082	172,122,713	190,370,915

NET ASSETS, END OF YEAR	$720,426,395	$508,517,433	$193,850,064	$172,122,713

OTHER INFORMATION:
Shares outstanding at the beginning of year	663,808,196	594,344,780	102,773,411	99,760,702

Shares sold	140,994,821	103,838,007	3,501,358	4,789,234
Shares issued as reinvestment of dividends	17,562,109	13,966,487	6,935,577	9,946,383
Shares redeemed	(26,453,925)	(48,341,078)	(9,419,544)	(11,722,908)

Net increase (decrease)	132,103,005	69,463,416	1,017,391	3,012,709

Shares outstanding at the end of year	795,911,201	663,808,196	103,790,802	102,773,411

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2019	2018	2019	2018	2019	2018	2019	2018

$2,090,746	$1,838,898	$499,144	$456,889	$2,613,523	$2,738,955	$10,539,519	$10,067,194
1,584,964	1,563,100	486,365	704,848	6,570,605	6,339,331	24,077,801	24,505,516

8,599,820	(4,604,759)	2,121,279	(1,604,780)	11,303,026	(13,342,292)	55,605,876	(55,831,920)

12,275,530	(1,202,761)	3,106,788	(443,043)	20,487,154	(4,264,006)	90,223,196	(21,259,210)

(3,834,448)	(3,090,568)	(1,225,655)	(1,546,101)	(9,405,376)	(8,984,709)	(34,980,211)	(23,776,592)
—	—	—	—	—	—	—	—

(3,834,448)	(3,090,568)	(1,225,655)	(1,546,101)	(9,405,376)	(8,984,709)	(34,980,211)	(23,776,592)

38,081,176	23,573,287	4,240,092	3,296,291	9,704,401	13,089,181	49,880,521	60,347,677
3,834,448	3,090,568	1,225,655	1,546,101	9,405,376	8,984,709	34,980,211	23,776,592
(13,732,046)	(21,759,327)	(4,476,881)	(4,410,138)	(20,102,917)	(25,354,072)	(46,829,703)	(48,752,890)

28,183,578	4,904,528	988,866	432,254	(993,140)	(3,280,182)	38,031,029	35,371,379

36,624,660	611,199	2,869,999	(1,556,890)	10,088,638	(16,528,897)	93,274,014	(9,664,423)
101,429,861	100,818,662	23,993,077	25,549,967	138,457,016	154,985,913	515,188,150	524,852,573

$138,054,521	$101,429,861	$26,863,076	$23,993,077	$148,545,654	$138,457,016	$608,462,164	$515,188,150

90,717,399	86,397,770	25,901,047	25,359,862	142,345,025	145,270,066	458,042,143	428,449,681

31,875,702	20,479,659	4,317,773	3,369,969	9,318,655	12,616,643	40,765,417	50,253,586
3,247,586	2,673,992	1,260,885	1,597,232	9,262,365	8,673,847	29,287,363	19,519,809
(11,612,728)	(18,834,022)	(4,581,894)	(4,426,016)	(19,307,774)	(24,215,531)	(38,347,377)	(40,180,933)

23,510,560	4,319,629	996,764	541,185	(726,754)	(2,925,041)	31,705,403	29,592,462

114,227,959	90,717,399	26,897,811	25,901,047	141,618,271	142,345,025	489,747,546	458,042,143

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$14,893,019	$12,981,081	$12,546,666	$10,746,246
Net realized gain (loss) on investments and futures contracts	31,280,109	31,656,921	30,688,504	27,340,841
Change in net unrealized appreciation (depreciation) of investments and futures contracts	98,695,600	(83,808,474)	97,822,620	(80,777,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,868,728	(39,170,472)	141,057,790	(42,690,457)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(44,597,370)	(34,713,526)	(38,055,400)	(28,749,432)
Return of Capital	—	—	—	—

Total distributions	(44,597,370)	(34,713,526)	(38,055,400)	(28,749,432)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	122,630,496	100,541,513	118,398,762	110,358,460
Dividends reinvested	44,597,370	34,713,526	38,055,400	28,749,432
Cost of shares redeemed	(31,124,479)	(37,264,538)	(22,907,880)	(28,265,110)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	136,103,387	97,990,501	133,546,282	110,842,782

INCREASE (DECREASE) IN NET ASSETS	236,374,745	24,106,503	236,548,672	39,402,893
NET ASSETS, BEGINNING OF YEAR	709,838,917	685,732,414	617,110,053	577,707,160

NET ASSETS, END OF YEAR	$946,213,662	$709,838,917	$853,658,725	$617,110,053

OTHER INFORMATION:
Shares outstanding at the beginning of year	590,617,736	515,854,916	499,279,402	417,986,579

Shares sold	92,114,736	77,021,501	85,626,778	81,176,275
Shares issued as reinvestment of dividends	34,244,845	26,138,522	28,030,429	20,616,212
Shares redeemed	(23,667,915)	(28,397,203)	(16,754,826)	(20,499,664)

Net increase (decrease)	102,691,666	74,762,820	96,902,381	81,292,823

Shares outstanding at the end of year	693,309,402	590,617,736	596,181,783	499,279,402

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
2019	2018	2019	2018	2019	2018	2019	2018

$10,034,584	$8,438,526	$7,921,399	$6,701,699	$8,045,756	$7,053,386	$5,396,796	$4,386,343
26,009,878	23,640,354	19,938,376	17,758,905	22,796,334	21,929,981	12,753,198	11,480,339

89,424,584	(72,350,523)	77,107,157	(59,858,047)	80,836,910	(68,276,695)	56,844,808	(43,320,775)

125,469,046	(40,271,643)	104,966,932	(35,397,443)	111,679,000	(39,293,328)	74,994,802	(27,454,093)

(32,073,983)	(23,387,137)	(24,453,495)	(18,569,497)	(28,970,537)	(22,005,608)	(15,900,092)	(10,077,205)
—	—	—	—	—	—	—	—

(32,073,983)	(23,387,137)	(24,453,495)	(18,569,497)	(28,970,537)	(22,005,608)	(15,900,092)	(10,077,205)

90,053,419	87,912,910	79,727,430	67,075,551	70,672,077	59,427,642	70,704,905	63,234,612
32,073,983	23,387,137	24,453,495	18,569,497	28,970,537	22,005,608	15,900,092	10,077,205
(13,250,318)	(22,366,520)	(10,244,896)	(11,806,980)	(9,834,819)	(19,372,704)	(5,610,537)	(6,989,371)

108,877,084	88,933,527	93,936,029	73,838,068	89,807,795	62,060,546	80,994,460	66,322,446

202,272,147	25,274,747	174,449,466	19,871,128	172,516,258	761,610	140,089,170	28,791,148
509,446,110	484,171,363	412,658,651	392,787,523	438,111,986	437,350,376	285,289,373	256,498,225

$711,718,257	$509,446,110	$587,108,117	$412,658,651	$610,628,244	$438,111,986	$425,378,543	$285,289,373

410,004,672	345,541,845	337,385,671	283,386,019	360,758,050	315,271,648	194,840,021	154,619,686

64,160,092	64,050,159	57,574,655	49,388,270	51,363,476	43,877,177	42,485,971	38,536,206
23,312,986	16,432,749	17,955,980	13,163,191	21,539,353	15,632,425	9,699,815	5,910,720
(9,577,238)	(16,020,081)	(7,583,000)	(8,551,809)	(7,270,629)	(14,023,200)	(3,575,773)	(4,226,591)

77,895,840	64,462,827	67,947,635	53,999,652	65,632,200	45,486,402	48,610,013	40,220,335

487,900,512	410,004,672	405,333,306	337,385,671	426,390,250	360,758,050	243,450,034	194,840,021

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2055 Retirement Fund		2060 Retirement Fund		Conservative Allocation Fund
	2019	2018	2019	2018†	2019	2018
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,627,710	$936,956	$272,940	$10,900	$3,398,541	$3,268,135
Net realized gain (loss) on investments and futures contracts	3,851,155	2,411,969	587,588	23,311	3,357,874	3,549,023
Change in net unrealized appreciation (depreciation) of investments and futures contracts	15,808,618	(10,460,646)	1,879,340	(352,946)	14,439,798	(9,969,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,287,483	(7,111,721)	2,739,868	(318,735)	21,196,213	(3,152,182)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(3,354,071)	(908,891)	(36,916)	—	(7,283,221)	(9,978,359)
Return of Capital	—	—	—	—	—	—

Total distributions	(3,354,071)	(908,891)	(36,916)	—	(7,283,221)	(9,978,359)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	53,428,649	44,845,628	23,007,706	4,526,850	22,452,378	15,703,357
Dividends reinvested	3,354,071	908,891	36,916	—	7,283,221	9,978,359
Cost of shares redeemed	(931,488)	(1,747,286)	(184,275)	(162,730)	(15,635,929)	(19,128,685)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	55,851,232	44,007,233	22,860,347	4,364,120	14,099,670	6,553,031

INCREASE (DECREASE) IN NET ASSETS	73,784,644	35,986,621	25,563,299	4,045,385	28,012,662	(6,577,510)
NET ASSETS, BEGINNING OF YEAR	70,296,079	34,309,458	4,045,385	—	149,940,370	156,517,880

NET ASSETS, END OF YEAR	$144,080,723	$70,296,079	$29,608,684	$4,045,385	$177,953,032	$149,940,370

OTHER INFORMATION:
Shares outstanding at the beginning of year	63,777,224	27,964,164	4,522,127	—	128,699,580	123,302,016

Shares sold	42,520,497	36,533,527	22,254,303	4,678,627	18,105,485	12,641,849
Shares issued as reinvestment of dividends	2,685,139	707,938	35,429	—	5,902,229	8,205,267
Shares redeemed	(754,902)	(1,428,405)	(179,295)	(156,500)	(12,668,614)	(15,449,552)

Net Increase (decrease)	44,450,734	35,813,060	22,110,437	4,522,127	11,339,100	5,397,564

Shares outstanding at the end of year	108,227,958	63,777,224	26,632,564	4,522,127	140,038,680	128,699,580

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$7,770,266	$7,704,119	$5,086,860	$5,201,667	$3,907,987	$2,221,203	$14,222,636	$13,773,991	$39,345,495	$37,592,921

17,982,766	17,441,312	18,703,831	18,608,014	7,867	1,034	231,463	(1,152,125)	613,919	(1,162,860)

44,393,208	(42,306,403)	36,784,518	(44,438,353)	(50)	(341)	21,786,493	(9,127,556)	65,300,033	(33,378,126)

70,146,240	(17,160,972)	60,575,209	(20,628,672)	3,915,804	2,221,896	36,240,592	3,494,310	105,259,447	3,051,935

(24,939,037)	(27,841,742)	(23,017,468)	(21,790,587)	(2,221,214)	(462,689)	(13,773,991)	(12,425,048)	(37,592,921)	(34,954,410)
—	—	—	—	—	—	—	—	—	—

(24,939,037)	(27,841,742)	(23,017,468)	(21,790,587)	(2,221,214)	(462,689)	(13,773,991)	(12,425,048)	(37,592,921)	(34,954,410)

22,742,660	28,953,969	10,675,637	13,617,276	65,898,702	169,828,569	97,647,192	86,963,104	199,467,591	181,636,262
24,939,037	27,841,742	23,017,468	21,790,587	2,221,214	462,689	13,773,991	12,425,048	37,592,921	34,954,410
(31,059,974)	(37,840,320)	(22,506,167)	(26,062,101)	(125,942,141)	(32,936,939)	(48,248,467)	(61,938,177)	(76,305,998)	(113,221,685)

16,621,723	18,955,391	11,186,938	9,345,762	(57,822,225)	137,354,319	63,172,716	37,449,975	160,754,514	103,368,987

61,828,926	(26,047,323)	48,744,679	(33,073,497)	(56,127,635)	139,113,526	85,639,317	28,519,237	228,421,040	71,466,512
371,137,616	397,184,939	271,375,867	304,449,364	209,912,919	70,799,393	586,722,254	558,203,017	1,345,594,543	1,274,128,031

$432,966,542	$371,137,616	$320,120,546	$271,375,867	$153,785,284	$209,912,919	$672,361,571	$586,722,254	$1,574,015,583	$1,345,594,543

267,950,109	255,351,823	177,406,835	171,830,878	171,848,668	58,802,424	572,739,290	536,217,943	956,663,157	883,024,833

15,026,520	19,152,826	6,295,990	7,916,032	53,471,474	139,821,287	92,280,247	84,686,753	135,977,809	128,863,445
16,819,607	18,451,265	14,034,639	12,557,686	1,811,413	381,374	13,004,416	12,244,949	25,481,336	25,134,852
(20,614,324)	(25,005,805)	(13,357,136)	(14,897,761)	(102,253,869)	(27,156,417)	(45,684,746)	(60,410,355)	(52,155,431)	(80,359,973)

11,231,803	12,598,286	6,973,493	5,575,957	(46,970,982)	113,046,244	59,599,917	36,521,347	109,303,714	73,638,324

279,181,912	267,950,109	184,380,328	177,406,835	124,877,686	171,848,668	632,339,207	572,739,290	1,065,966,871	956,663,157

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2019 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$3.78	$4.10	$3.49	$3.26	$3.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.08	0.07	0.07	0.06	0.06
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.08	(0.23)	0.67	0.32	(0.03)

Total From Investment Operations	1.16	(0.16)	0.74	0.38	0.03

Less Distributions
From Net Investment Income	(0.07)	(0.07)	(0.06)	(0.06)	(0.06)
From Net Realized Gains	(0.08)	(0.09)	(0.07)	(0.09)	(0.12)

Total Distributions	(0.15)	(0.16)	(0.13)	(0.15)	(0.18)

Net Asset Value, End of Year	$4.79	$3.78	$4.10	$3.49	$3.26

Total Return (%)(i)	31.31	(4.56)	21.65	11.80	1.24
Net Assets, End of Year ($ millions)	3,478	2,629	2,712	2,143	1,854
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.90	1.83	1.85	2.03	1.94
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.13	0.13	0.14	0.14	0.15
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.13	0.13 (e)	0.14	0.15
Portfolio Turnover Rate (%)(a)	3.01	3.48	5.23	5.58	4.74

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$2.05	$2.38	$2.29	$2.22	$2.42	$1.36	$1.74	$1.69	$1.44	$1.61

0.04	0.03	0.03	0.03	0.03	0.02	0.01	0.03	0.02	0.02
0.52	(0.20)	0.39	0.21	(0.03)	0.23	(0.24)	0.11	0.26	(0.08)

0.56	(0.17)	0.42	0.24	—	0.25	(0.23)	0.14	0.28	(0.06)

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
(0.16)	(0.13)	(0.30)	(0.14)	(0.15)	(0.09)	(0.13)	(0.08)	(0.02)	(0.10)

(0.19)	(0.16)	(0.33)	(0.17)	(0.18)	(0.10)	(0.15)	(0.09)	(0.03)	(0.11)

$2.42	$2.05	$2.38	$2.29	$2.22	$1.51	$1.36	$1.74	$1.69	$1.44

28.36	(8.27)	19.41	11.49	(0.04)	19.10	(14.57)	8.29	20.04	(3.40)
312	268	325	296	295	518	428	506	465	376
1.43	1.26	1.33	1.42	1.32	1.68	1.10	1.75	1.17	1.14
0.49	0.52	0.51	0.53	0.55	0.81	0.81	0.81	0.82	0.83
0.49	0.52	0.51	0.53	0.55	0.81	0.81	0.80 (e)	0.82	0.83
26.06	17.60	22.28	40.10	14.73	43.17	29.58	34.36	32.06	19.03

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2019		2018	2017		2016	2015

Net Asset Value, Beginning of Year	$1.26		$1.54	$1.29		$1.32	$1.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	—	(h)	— (h)	—	(h)	— (h)	— (h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.32		(0.17)	0.30		0.10	(0.03)

Total From Investment Operations	0.32		(0.17)	0.30		0.10	(0.03)

Less Distributions
From Net Investment Income	—	(h)	— (h)	—	(h)	—	—
From Net Realized Gains	(0.12)		(0.11)	(0.05)		(0.13)	(0.19)
Return of Capital	—		—	—		—	—

Total Distributions	(0.12)		(0.11)	(0.05)		(0.13)	(0.19)

Net Asset Value, End of Year	$1.46		$1.26	$1.54		$1.29	$1.32

Total Return (%)(i)	26.59		(12.53)	23.82		8.10	(2.39)
Net Assets, End of Year ($ millions)	609		483	555		433	402
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.17		0.13	0.06		0.06	(0.12)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.81		0.81	0.82		0.82	0.83
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.81		0.81	0.80	(e)	0.82	0.83
Portfolio Turnover Rate (%)(a)	56.25		60.57	62.33		53.80	67.83

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund			Mid Cap Value Fund					Mid-Cap Equity Index Fund

Year Ended December 31, 2019	Period Ended December 31, 2018(g)		Years Ended December 31,					Years Ended December 31,
			2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$0.83	$1.00		$1.34	$1.71	$1.57	$1.46	$1.63	$1.93	$2.34	$2.17	$1.95	$2.16

0.01	0.01		0.03	0.03	0.03	0.02	0.02	0.03	0.03	0.03	0.03	0.03
0.17	(0.17)		0.33	(0.24)	0.20	0.20	(0.08)	0.47	(0.26)	0.31	0.36	(0.08)

0.18	(0.16)		0.36	(0.21)	0.23	0.22	(0.06)	0.50	(0.23)	0.34	0.39	(0.05)

(0.01)	(0.01)		(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
(0.01)	—	(h)	(0.04)	(0.13)	(0.07)	(0.09)	(0.10)	(0.15)	(0.15)	(0.14)	(0.14)	(0.14)
—	—	(h)	—	—	—	—	—	—	—	—	—	—

(0.02)	(0.01)		(0.06)	(0.16)	(0.09)	(0.11)	(0.12)	(0.18)	(0.18)	(0.17)	(0.17)	(0.16)

$0.99	$0.83		$1.64	$1.34	$1.71	$1.57	$1.46	$2.25	$1.93	$2.34	$2.17	$1.95

22.40	(16.54	)(b)	27.04	(14.08)	14.92	16.18	(3.34)	26.01	(11.26)	16.05	20.51	(2.37)
29	17		99	80	103	98	82	1,681	1,281	1,452	1,245	977
1.50	1.51	(c)	1.85	1.51	1.55	1.48	1.45	1.67	1.52	1.46	1.60	1.45
0.42	1.61	(c)	0.66	0.65	0.64	0.66	0.65	0.13	0.14	0.14	0.15	0.16
0.14	0.14	(c)	0.66	0.65	0.64	0.66	0.65	0.13	0.14	0.14 (e)	0.15	0.16
97.06	81.79		17.65	10.75	24.09	25.80	15.86	14.30	20.26	19.36	21.75	21.67

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2019	2018	2017		2016	2015

Net Asset Value, Beginning of Year	$0.77	$0.90	$0.74		$0.75	$0.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.02		0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.14	(0.13)	0.16		(0.01)	(0.01)

Total From Investment Operations	0.16	(0.11)	0.18		0.01	—

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)		(0.02)	(0.02)
From Net Realized Gains	—	— (h)	—	(h)	— (h)	— (h)

Total Distributions	(0.02)	(0.02)	(0.02)		(0.02)	(0.02)

Net Asset Value, End of Year	$0.91	$0.77	$0.90		$0.74	$0.75

Total Return (%)(i)	21.01	(13.36)	24.47		1.69	(0.63)
Net Assets, End of Year ($ millions)	720	509	537		377	319
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.26	2.75	2.67		2.94	2.47
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(j)	0.12	0.12	0.12		0.13	0.14
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(j)	0.12	0.12	0.12	(e)	0.13	0.14
Portfolio Turnover Rate (%)(a)	3.61	—	—		3.08	—

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund					Retirement Income Fund
Years Ended December 31,					Years Ended December 31,
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$1.67	$1.91	$1.95	$1.96	$2.00	$1.12	$1.17	$1.12	$1.12	$1.16

0.04	0.04	0.04	0.04	0.04	0.02	0.02	0.02	0.02	0.02
0.28	(0.09)	0.21	0.11	(0.02)	0.11	(0.03)	0.07	0.04	(0.01)

0.32	(0.05)	0.25	0.15	0.02	0.13	(0.01)	0.09	0.06	0.01

(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
(0.08)	(0.15)	(0.25)	(0.12)	(0.02)	(0.02)	(0.02)	(0.02)	(0.04)	(0.03)

(0.12)	(0.19)	(0.29)	(0.16)	(0.06)	(0.04)	(0.04)	(0.04)	(0.06)	(0.05)

$1.87	$1.67	$1.91	$1.95	$1.96	$1.21	$1.12	$1.17	$1.12	$1.12

19.37	(3.20)	13.37	7.92	0.80	11.85	(1.21)	7.35	6.18	0.49
194	172	190	181	180	138	101	101	76	63
2.12	2.16	2.11	2.10	1.93	1.87	1.82	2.01	2.26	2.35
0.50	0.51	0.51	0.52	0.53	0.12	0.08	0.08	0.09	0.09
0.50	0.51	0.50 (e)	0.52	0.53	0.12	0.08	0.06 (e)	0.09	0.05
41.92	37.37	60.13	57.40	13.13	10.49	21.90	18.54	16.88	22.64

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$0.93	$1.01	$0.99	$1.01	$1.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.03	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.10	(0.04)	0.06	0.04	(0.02)

Total From Investment Operations	0.12	(0.02)	0.09	0.06	—

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
From Net Realized Gains	(0.03)	(0.04)	(0.05)	(0.06)	(0.06)

Total Distributions	(0.05)	(0.06)	(0.07)	(0.08)	(0.08)

Net Asset Value, End of Year	$1.00	$0.93	$1.01	$0.99	$1.01

Total Return (%)(i)	13.15	(1.93)	9.06	6.87	0.40
Net Assets, End of Year ($ millions)	27	24	26	26	26
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.95	1.83	1.92	2.15	2.10
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.31	0.16	0.12	0.12	0.12
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.01 (e)	0.05	0.05
Portfolio Turnover Rate (%)(a)	17.52	22.75	24.48	24.58	23.28

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund					2020 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$0.97	$1.07	$1.03	$1.05	$1.13	$1.12	$1.23	$1.14	$1.12	$1.18

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
0.13	(0.06)	0.09	0.05	(0.02)	0.17	(0.08)	0.13	0.07	(0.01)

0.15	(0.04)	0.11	0.07	—	0.19	(0.06)	0.15	0.09	0.01

(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
(0.05)	(0.04)	(0.05)	(0.07)	(0.06)	(0.05)	(0.03)	(0.04)	(0.05)	(0.05)

(0.07)	(0.06)	(0.07)	(0.09)	(0.08)	(0.07)	(0.05)	(0.06)	(0.07)	(0.07)

$1.05	$0.97	$1.07	$1.03	$1.05	$1.24	$1.12	$1.23	$1.14	$1.12

15.34	(3.01)	10.64	7.72	0.27	17.53	(4.04)	12.52	8.57	0.13
149	138	155	146	149	608	515	525	426	364
1.81	1.83	1.85	2.07	2.07	1.85	1.89	1.89	2.03	2.06
0.11	0.07	0.07	0.08	0.07	0.08	0.07	0.07	0.07	0.07
0.11	0.07	0.07	0.08	0.07	0.08	0.07	0.07	0.07	0.07
13.69	14.75	14.98	12.96	17.75	10.33	10.84	7.09	7.99	7.76

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$1.20	$1.33	$1.21	$1.17	$1.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.21	(0.09)	0.16	0.09	(0.02)

Total From Investment Operations	0.23	(0.07)	0.18	0.11	—

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
From Net Realized Gains	(0.05)	(0.04)	(0.04)	(0.05)	(0.04)

Total Distributions	(0.07)	(0.06)	(0.06)	(0.07)	(0.06)

Net Asset Value, End of Year	$1.36	$1.20	$1.33	$1.21	$1.17

Total Return (%)(i)	19.79	(5.22)	14.44	9.84	(0.10)
Net Assets, End of Year ($ millions)	946	710	686	504	396
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.81	1.81	1.81	1.91	1.91
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.06	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.06	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	5.08	6.74	5.78	5.27	4.36

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund					2035 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$1.24	$1.38	$1.25	$1.20	$1.27	$1.24	$1.40	$1.25	$1.20	$1.27

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
0.24	(0.10)	0.17	0.11	(0.02)	0.27	(0.12)	0.20	0.11	(0.03)

0.26	(0.08)	0.19	0.13	—	0.29	(0.10)	0.22	0.13	(0.01)

(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
(0.05)	(0.04)	(0.04)	(0.06)	(0.05)	(0.05)	(0.04)	(0.05)	(0.06)	(0.04)

(0.07)	(0.06)	(0.06)	(0.08)	(0.07)	(0.07)	(0.06)	(0.07)	(0.08)	(0.06)

$1.43	$1.24	$1.38	$1.25	$1.20	$1.46	$1.24	$1.40	$1.25	$1.20

21.93	(6.49)	16.01	10.73	(0.22)	23.62	(7.36)	17.15	11.43	(0.37)
854	617	578	416	328	712	509	484	352	271
1.71	1.74	1.69	1.78	1.81	1.64	1.64	1.57	1.67	1.68
0.07	0.07	0.07	0.07	0.07	0.08	0.07	0.07	0.07	0.07
0.07	0.07	0.07	0.07	0.07	0.08	0.07	0.07	0.07	0.07
4.23	5.01	5.75	5.12	4.83	3.33	4.00	4.02	4.98	5.16

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$1.22	$1.39	$1.24	$1.19	$1.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.01	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.28	(0.13)	0.20	0.11	(0.03)

Total From Investment Operations	0.30	(0.11)	0.21	0.13	(0.01)

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)
From Net Realized Gains	(0.05)	(0.04)	(0.05)	(0.06)	(0.04)

Total Distributions	(0.07)	(0.06)	(0.06)	(0.08)	(0.06)

Net Asset Value, End of Year	$1.45	$1.22	$1.39	$1.24	$1.19

Total Return (%)(i)	24.25	(7.94)	17.40	11.66	(0.64)
Net Assets, End of Year ($ millions)	587	413	393	286	222
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.59	1.60	1.53	1.59	1.58
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.08	0.07	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.08	0.07	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	2.38	2.65	4.07	5.23	5.17

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund					2050 Retirement Fund					2055 Retirement Fund
Years Ended December 31,					Years Ended December 31,					Years Ended December 31,				Period Ended December 31, 2016(f)
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017

$1.21	$1.39	$1.24	$1.19	$1.26	$1.46	$1.66	$1.45	$1.35	$1.39	$1.10	$1.23	$1.04		$1.00

0.02	0.02	0.01	0.02	0.02	0.02	0.02	0.01	0.01	0.03	0.01	0.01	—	(h)	—	(h)
0.27	(0.13)	0.20	0.12	(0.03)	0.34	(0.16)	0.25	0.14	(0.04)	0.26	(0.12)	0.19		0.04

0.29	(0.11)	0.21	0.14	(0.01)	0.36	(0.14)	0.26	0.15	(0.01)	0.27	(0.11)	0.19		0.04

(0.02)	(0.02)	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	—		—
(0.05)	(0.05)	(0.05)	(0.07)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)	(0.02)	(0.03)	(0.01)	—		—

(0.07)	(0.07)	(0.06)	(0.09)	(0.06)	(0.07)	(0.06)	(0.05)	(0.05)	(0.03)	(0.04)	(0.02)	—		—

$1.43	$1.21	$1.39	$1.24	$1.19	$1.75	$1.46	$1.66	$1.45	$1.35	$1.33	$1.10	$1.23		$1.04

24.54	(8.29)	17.62	11.68	(0.69)	24.65	(8.74)	17.86	11.78	(0.73)	24.39	(8.88)	17.99		4.01	(b)
611	438	437	332	265	425	285	256	164	94	144	70	34		3
1.54	1.55	1.45	1.54	1.55	1.53	1.55	1.47	1.58	1.65	1.58	1.73	1.90		(0.05	)(c)
0.08	0.07	0.07	0.07	0.07	0.08	0.07	0.07	0.08	0.09	0.12	0.11	0.14		0.50	(c)
0.08	0.07	0.07	0.07	0.07	0.08	0.07	0.07 (e)	0.08	0.05	0.12	0.05	0.05		0.05	(c)
2.56	3.67	4.46	3.91	4.40	2.11	2.26	3.75	2.67	2.67	0.57	3.42	4.32		22.25	(b)

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2060 Retirement Fund				Conservative Allocation Fund
	Year Ended December 31, 2019		Period Ended December 31, 2018(g)		Years Ended December 31,
					2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$0.89		$1.00		$1.17	$1.27	$1.21	$1.20	$1.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.01		—	(h)	0.02	0.03	0.03	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.21		(0.11)		0.14	(0.05)	0.08	0.04	(0.01)

Total From Investment Operations	0.22		(0.11)		0.16	(0.02)	0.11	0.07	0.01

Less Distributions
From Net Investment Income	—	(h)	—		(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
From Net Realized Gains	—	(h)	—		(0.03)	(0.05)	(0.02)	(0.03)	(0.03)

Total Distributions	—		—		(0.06)	(0.08)	(0.05)	(0.06)	(0.06)

Net Asset Value, End of Year	$1.11		$0.89		$1.27	$1.17	$1.27	$1.21	$1.20

Total Return (%)(i)	24.53		(10.54	)(b)	13.99	(2.04)	8.92	6.71	0.44
Net Assets, End of Year ($ millions)	30		4		178	150	157	140	128
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.95		0.74	(b)	2.07	2.11	2.20	2.31	2.32
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.51		1.54	(c)	0.05	0.02	0.02	0.03	0.02
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05		0.05	(c)	0.05	0.02	0.02	0.03	0.02
Portfolio Turnover Rate (%)(a)	1.73		6.10		9.54	11.70	23.64	8.89	10.58

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund

Years Ended December 31,					Years Ended December 31,
2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

$1.39	$1.56	$1.44	$1.41	$1.52	$1.53	$1.77	$1.63	$1.60	$1.77

0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03

0.22	(0.09)	0.17	0.10	(0.03)	0.31	(0.14)	0.24	0.14	(0.05)

0.25	(0.06)	0.20	0.13	—	0.34	(0.11)	0.27	0.17	(0.02)

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
(0.06)	(0.08)	(0.05)	(0.07)	(0.08)	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)

(0.09)	(0.11)	(0.08)	(0.10)	(0.11)	(0.13)	(0.13)	(0.13)	(0.14)	(0.15)

$1.55	$1.39	$1.56	$1.44	$1.41	$1.74	$1.53	$1.77	$1.63	$1.60

19.15	(4.41)	13.72	9.08	0.16	22.74	(7.13)	16.64	10.86	(0.38)
433	371	397	347	316	320	271	304	264	249

1.91	1.95	1.90	2.08	2.09	1.69	1.74	1.65	1.74	1.81

0.03	0.02	0.02	0.02	0.02	0.04	0.02	0.02	0.02	0.02

0.03	0.02	0.02	0.02	0.02	0.04	0.02	0.02	0.02	0.02
8.40	9.50	12.05	6.65	8.10	9.06	9.13	9.55	9.51	7.86

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2019	2018	2017	2016		2015

Net Asset Value, Beginning of Year	$1.2215	$1.2040	$1.1972	$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.0329	0.0081	0.0077	—	(h)	—	(h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.0083)	0.0124	0.0005	—	(h)	—	(h)

Total From Investment Operations	0.0246	0.0205	0.0082	—		—

Less Distributions
From Net Investment Income	(0.0146)	(0.0030)	(0.0014)	—		—
From Net Realized Gains	— (k)	—	—	—		—

Total Distributions	(0.0146)	(0.0030)	(0.0014)	—		—

Net Asset Value, End of Year	$1.2315	$1.2215	$1.2040	$1.20		$1.20

Total Return (%)(i)	2.01	1.71	0.70	0.14		(0.11)
Net Assets, End of Year ($ millions)	154	210	71	63		67
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.02	1.82	0.70	0.13		(0.11)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.24	0.20	0.25	0.28		0.26
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.24	0.20	0.24 (e)	0.28		0.26
Portfolio Turnover Rate (%)(a)	NA	NA	NA	NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

$1.02	$1.04	$1.04		$1.03	$1.06	$1.41	$1.44	$1.43		$1.41	$1.45

0.02	0.02	0.02		0.03	0.03	0.04	0.04	0.04		0.04	0.04
0.04	(0.02)	—	(h)	0.01	(0.03)	0.07	(0.03)	0.01		0.02	(0.03)

0.06	—	0.02		0.04	—	0.11	0.01	0.05		0.06	0.01

(0.02)	(0.02)	(0.02)		(0.03)	(0.03)	(0.04)	(0.04)	(0.04)		(0.04)	(0.05)
—	— (h)	—	(h)	— (h)	— (h)	—	—	—	(h)	— (h)	— (h)

(0.02)	(0.02)	(0.02)		(0.03)	(0.03)	(0.04)	(0.04)	(0.04)		(0.04)	(0.05)

$1.06	$1.02	$1.04		$1.04	$1.03	$1.48	$1.41	$1.44		$1.43	$1.41

6.04	0.57	2.32		3.51	0.61	7.65	0.17	3.62		4.71	0.33
672	587	558		492	452	1,574	1,346	1,274		1,108	1,007
2.26	2.44	2.37		2.45	2.68	2.70	2.93	2.98		3.07	2.93
0.45	0.45	0.47		0.46	0.46	0.44	0.45	0.45		0.45	0.45
0.45	0.45	0.45	(e)	0.46	0.46	0.44	0.45	0.44	(e)	0.45	0.45
19.47	20.12	14.18		17.52	19.07	13.36	10.71	10.65		13.54	27.51

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2019, there were 27 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund and 2060 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2055 Retirement Fund commenced operations on October 1, 2016. The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2019, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of four securities in the All America, Small Cap Value and Small Cap Growth Funds (see Note 1 below) which were considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2019. Fair value inputs for all debt securities and temporary cash investments were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period. During 2019, there were no transfers between Level 1 and Level 2 securities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2019:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:

(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock-Indexed	$3,325,974,620	—	—		$3,325,974,620
Short-Term Debt Securities	—	$140,112,423	—		$140,112,423
Temporary Cash Investment	—	$389,383	—		$389,383

	$3,325,974,620	$140,501,806	—		$3,466,476,426
All America Fund
Common Stock-Indexed	$181,301,859	—	—		$181,301,859
Common Stock-Active	$121,476,920	—	$176,715	(1)	$121,653,635
Short-Term Debt Securities-Indexed	—	$5,399,343	—		$5,399,343
Short-Term Debt Securities-Active	—	$3,699,848	—		$3,699,848
Temporary Cash Investment	—	$325,690	—		$325,690

	$302,778,779	$9,424,881	$176,715		$312,380,375
Small Cap Value Fund
Common Stock	$494,663,007	—	$1,925,481	(1)	$496,588,488
Short-Term Debt Securities	—	$24,291,247	—		$24,291,247
Temporary Cash Investment	—	$83,416	—		$83,416

	$494,663,007	$24,374,663	$1,925,481		$520,963,151
Small Cap Growth Fund
Common Stock	$604,505,683	—	$89,773	(1)	$604,595,456
Short-Term Debt Securities	—	$1,099,955	—		$1,099,955
Temporary Cash Investment	—	$29,876	—		$29,876

	$604,505,683	$1,129,831	$89,773		$605,725,287
Small Cap Equity Index Fund
Common Stock-Indexed	$28,877,254	—	—		$28,877,254
Temporary Cash Investment	—	$469,114	—		$469,114

	$28,877,254	$469,114	—		$29,346,368
Mid Cap Value Fund
Common Stock	$95,689,550	—	—		$95,689,550
Short-Term Debt Securities	—	$6,097,346	—		$6,097,346
Temporary Cash Investment	—	$24,922	—		$24,922

	$95,689,550	$6,122,268	—		$101,811,818
Mid-Cap Equity Index Fund
Common Stock-Indexed	$1,562,320,943	—	—		$1,562,320,943
Short-Term Debt Securities	—	$111,036,454	—		$111,036,454
Temporary Cash Investment	—	$5,563,353	—		$5,563,353

	$1,562,320,943	$116,599,807	—		$1,678,920,750
International Fund
Common Stock	$714,507,627	—	—		$714,507,627
Short-Term Debt Securities	—	$4,398,268	—		$4,398,268
Temporary Cash Investment	—	$38,042	—		$38,042

	$714,507,627	$4,436,310	—		$718,943,937
Composite Fund
Common Stock	$114,808,140	—	—		$114,808,140
U.S. Government Debt	—	$31,930,113	—		$31,930,113
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,236,004	—		$21,236,004

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Long-Term Corporate Debt	—	$19,646,071	—	$19,646,071
Short-Term Debt Securities	—	$4,799,803	—	$4,799,803
Temporary Cash Investment	—	$225,776	—	$225,776

	$114,808,140	$77,837,767	—	$192,645,907
Retirement Income Fund
Common Stock	$138,056,799	—	—	$138,056,799
2010 Retirement Fund
Common Stock	$26,863,933	—	—	$26,863,933
2015 Retirement Fund
Common Stock	$148,548,345	—	—	$148,548,345
2020 Retirement Fund
Common Stock	$608,469,494	—	—	$608,469,494
2025 Retirement Fund
Common Stock	$946,217,963	—	—	$946,217,963
2030 Retirement Fund
Common Stock	$853,662,327	—	—	$853,662,327
2035 Retirement Fund
Common Stock	$711,721,935	—	—	$711,721,935
2040 Retirement Fund
Common Stock	$587,112,822	—	—	$587,112,822
2045 Retirement Fund
Common Stock	$610,633,687	—	—	$610,633,687
2050 Retirement Fund
Common Stock	$425,382,727	—	—	$425,382,727
2055 Retirement Fund
Common Stock	$144,079,053	—	—	$144,079,053
2060 Retirement Fund
Common Stock	$29,608,789	—	—	$29,608,789
Conservative Allocation Fund
Common Stock	$177,953,423	—	—	$177,953,423
Moderate Allocation Fund
Common Stock	$432,967,829	—	—	$432,967,829
Aggressive Allocation Fund
Common Stock	$320,122,295	—	—	$320,122,295
Money Market Fund
U.S. Government Debt	—	$32,454,330	—	$32,454,330
U.S. Government Agency Short-Term Debt	—	$23,511,250	—	$23,511,250
Commercial Paper	—	$84,620,303	—	$84,620,303
Corporate Debt	—	$12,508,598		$12,508,598
Temporary Cash Investment	—	$108,540		$108,540

	—	$153,203,021	—	$153,203,021
Mid-Term Bond Fund
U.S. Government Debt	—	$464,229,987	—	$464,229,987
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$135	—	$135
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$885,975	—	$885,975
Long-Term Corporate Debt	—	$202,092,442	—	$202,092,442
Temporary Cash Investment	—	$323,551	—	$323,551

	—	$667,532,090	—	$667,532,090
Bond Fund
U.S. Government Debt	—	$618,323,492	—	$618,323,492
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$459,253,049	—	$459,253,049

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Long-Term Corporate Debt	—	$479,402,799	—	$479,402,799
Sovereign Debt	—	$2,821,208	—	$2,821,208
Short-Term Debt Securities	—	$10,499,568	—	$10,499,568
Temporary Cash Investment	—	$99,746	—	$99,746

	—	$1,570,399,862	—	$1,570,399,862

Other Financial Instruments:*

Equity Index Fund	$2,067,738	—	—	$2,067,738
All America Fund	$94,850	—	—	$94,850
Mid-Cap Equity Index Fund	$1,707,680	—	—	$1,707,680

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2019
	Balance December 31, 2018(a)		Change in Unrealized Gains (Losses)		Change in Realized Gains (Losses)		Transfers Into Level 3		Transfers Out of Level 3		Purchases	Sales		Balance December 31, 2019(a)		Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2019 Included in Statements of Operations
All America Fund	$285,375	(b)	$19,563	(b)	$36,052	(b)	$5,343	(b)	—		—	$(169,618	)(b)	$176,715		$19,563
Small Cap Value Fund	$3,206,125		$216,417		$408,556		—		—		—	$(1,905,617)		$1,925,481		$216,417
Small Cap Growth Fund	—	(c)	—		—		$89,773	(c)	—		—	—		$89,773	(c)	—
Small Cap Equity Index Fund	—	(d)	—		—		—		—	(d)	—	—		—		—

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)

Level 3 security, Ferroglobe Representation & Warranty Insurance Trust, with $0 fair value. Xura, Inc. with $171,372 fair value and transfer of Alder Biopharmaceuticals, Inc. contingent value rights with $5,343 fair value. Level 3 security, Xura, Inc., with change in unrealized gain of $19,563, sales of $169,618 and realized gain of $36,052.

(c)	Level 3 security, Ferroglobe Representation & Warranty Insurance Trust with $0 fair value and transfer of Alder Biopharmaceuticals, Inc. contingent value rights with $89,773 fair value.
(d)

Level 3 security. Lyondell Basell Industries contingent value rights, with $0 fair value and unrealized gain (loss). Security has been transferred from Small Cap Equity Index Fund to Small Cap Value Fund at July 19, 2019.

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the funds’ use of futures contracts at their fair values as of December 31, 2019 and for the year ended December 31, 2019:

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$2,067,738	$94,850	$1,707,680

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Operations	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	17,637,677	$816,829	$8,420,188

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$5,230,068	$194,143	$3,523,450

During the year ended December 31, 2019, the Equity Index Fund, All America Fund and Mid-Cap Equity Index Fund held futures contracts with average notional amounts of $79,444,425, $2,947,244 and $62,407,902, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Equity Index Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	—	30%	30%	15%
2010 Retirement Fund	20%	6%	—	—	—	2%	30%	30%	12%
2015 Retirement Fund	22%	8%	1%	1%	—	5%	28%	25%	10%
2020 Retirement Fund	25%	10%	2%	2%	—	8%	26%	22%	5%
2025 Retirement Fund	29%	12%	3%	3%	—	10%	25%	18%	—
2030 Retirement Fund	33%	16%	4%	4%	—	12%	23%	8%	—
2035 Retirement Fund	35%	19%	5%	5%	—	14%	22%	—	—
2040 Retirement Fund	37%	21%	5%	5%	1%	16%	15%	—	—
2045 Retirement Fund	35%	21%	6%	6%	1%	18%	13%	—	—
2050 Retirement Fund	34%	22%	6%	6%	2%	19%	11%	—	—
2055 Retirement Fund	33%	22%	7%	7%	2%	20%	9%	—	—
2060 Retirement Fund	32%	23%	8%	8%	2%	20%	7%	—	—
Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		Small Cap Equity Index Fund	International Fund		Bond Fund		Mid-Term Bond Fund	Money Market Fund
2010 Retirement Fund	—		(1%	)	—		—		—	(1%	)	—		—	2%
2015 Retirement Fund	(3%	)	—		—		—		—	—		(2%	)	—	5%
2020 Retirement Fund	(3%	)	—		—		—		—	—		(2%	)	—	5%
2025 Retirement Fund	(2%	)	—		(1%	)	(1%	)	—	—		—		4%	—
2030 Retirement Fund	—		(1%	)	(1%	)	(1%	)	—	—		1%		2%	—
2035 Retirement Fund	—		(1%	)	(1%	)	(1%	)	—	—		3%		—	—
2040 Retirement Fund	2%		1%		(2%	)	(2%	)	1%	—		—		—	—
2045 Retirement Fund	1%		—		(2%	)	(2%	)	1%	2%		—		—	—
2050 Retirement Fund	2%		1%		(3%	)	(3%	)	2%	1%		—		—	—
2055 Retirement Fund	2%		—		(3%	)	(3%	)	2%	2%		—		—	—
2060 Retirement Fund	2%		—		(2%	)	(2%	)	2%	—		—		—	—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2019, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2019, the Bond Fund and Mid-Term Bond Fund had a capital loss carry forward of $2,482,246 and $801,962, respectively, to offset net realized capital gains generated after December 31, 2019.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. During 2017, Mutual of America reimbursed the applicable funds $492,285 to reflect the change in the operating expense allocation methodology.

Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

2.	EXPENSES (CONTINUED)

“Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2020 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective July 2, 2018, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2021 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2019, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	139,973,721	$75,033,893	$228,571,632	$358,669,907	$32,813,662

Proceeds from sales of investments	$89,704,527	$96,388,670	$195,958,807	$303,932,799	$24,544,539

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Cost of investment purchases	$15,959,627	$278,135,276	$171,605,324	$74,793,765	$39,040,515

Proceeds from sales of investments	$15,327,560	$205,314,505	$21,095,567	$83,343,051	$11,781,166

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Cost of investment purchases	$4,954,471	$19,754,493	$81,056,813	$164,934,830	$157,482,027

Proceeds from sales of investments	$4,463,094	$25,794,279	$58,674,264	$41,836,641	$30,932,894

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Cost of investment purchases	124,832,406	$104,606,677	$99,339,250	$89,986,656	$58,518,889

Proceeds from sales of investments	$20,311,671	$11,857,052	$13,369,796	$7,454,434	$591,967

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Cost of investment purchases	$23,945,496	$27,159,952	$40,137,987	$28,332,277	$—

Proceeds from sales of investments	$246,095	$15,634,049	$34,129,888	$27,185,095	$—

	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$186,478,293	$356,696,978

Proceeds from sales of investments	$121,355,469	$193,426,939

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

3.	INVESTMENTS (CONTINUED)

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2019, was $2,028,121,981; proceeds from sales for the same period were $ 2,089,095,478.

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2019 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$1,645,621,883	$106,748,861	$94,704,058	$118,798,474	$2,651,810
Unrealized Depreciation	(78,987,310)	(11,288,088)	(27,434,092)	(25,246,330)	(2,889,968)

Net	$1,566,634,573	$95,460,773	$67,269,966	$93,552,144	$(238,158)

Tax Cost of Investments	$1,899,841,853	$216,919,602	$453,693,185	$512,173,143	$29,584,526

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Unrealized Appreciation	$27,778,044	$419,522,897	$71,297,560	$33,936,556	$7,165,971
Unrealized Depreciation	(3,894,703)	(89,663,770)	(1,511,004)	(1,175,861)	(766,259)

Net	$23,883,341	$329,859,127	$69,786,556	$32,760,695	$6,399,712

Tax Cost of Investments	$77,928,477	$1,349,061,623	$649,157,381	$159,885,212	$131,657,087

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Unrealized Appreciation	$1,824,887	$12,663,334	$59,845,746	$104,684,497	$103,622,104
Unrealized Depreciation	(211,288)	(717,988)	(1,441,891)	(1,638,540)	(1,197,088)

Net	$1,613,599	$11,945,346	$58,403,855	$103,045,957	$102,425,016

Tax Cost of Investments	$25,250,334	$136,602,999	$550,065,639	$843,172,006	$751,237,311

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Unrealized Appreciation	$96,249,400	$84,420,474	$94,161,133	$43,272,467	$7,650,403
Unrealized Depreciation	(766,422)	(1,044,663)	(409,150)	(1,737,727)	(737,709)

Net	$95,482,978	$83,375,811	$93,751,983	$41,534,740	$6,912,694

Tax Cost of Investments	$616,238,957	$503,737,011	$516,881,704	$383,847,987	$137,166,359

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Unrealized Appreciation	$1,526,394	$12,640,450	$64,723,589	$59,574,930	$0
Unrealized Depreciation	(20,098)	(1,054,190)	(1,629,570)	(1,359,012)	0

Net	$1,506,296	$11,586,260	$63,094,019	$58,215,918	$0

Tax Cost of Investments	$28,102,493	$166,367,163	$369,873,810	$261,906,377	$153,203,021

	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$14,116,220	$51,812,632
Unrealized Depreciation	(2,120,350)	(5,454,472)

Net	$11,995,870	$46,358,160

Tax Cost of Investments	$655,536,220	$1,524,041,702

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

3.	INVESTMENTS (CONTINUED)

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year ended December 31, 2019 were as follows:

Affiliated Investment Company	Value as of December 31, 2018	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2019	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$31,350,358	$11,209,185	$(24,197)	$1,547,753	$(3,084,350)	$40,998,749	$859,507	$—
Equity Index Fund	20,880,576	7,726,818	740,757	4,973,801	(3,556,233)	30,765,719	391,959	435,073
Mid-Cap Equity Index Fund	4,826,371	2,178,867	18,972	825,150	(514,058)	7,335,302	70,109	383,812
Mid-Term Bond Fund	31,395,838	11,292,919	(3,529)	1,176,979	(3,293,603)	40,568,604	722,823	—
Money Market Fund	12,978,408	6,632,726	34,076	76,137	(1,332,922)	18,388,425	178,300	—

Total	$101,431,551	$39,040,515	$766,079	$8,599,820	$(11,781,166)	$138,056,799	$2,222,698	$818,885

2010 Retirement Fund
Bond Fund	$6,965,555	$1,809,355	$(5,348)	$358,519	$(1,188,928)	$7,939,153	$195,262	$—
Equity Index Fund	5,171,070	934,128	270,849	1,067,395	(1,292,619)	6,150,823	90,708	100,686
International Fund	656,485	106,400	10,228	108,847	(92,868)	789,092	17,295	—
Mid-Cap Equity Index Fund	1,683,552	389,303	(8,338)	287,377	(251,392)	2,100,502	23,422	128,226
Mid-Term Bond Fund	7,199,651	1,272,285	(21,112)	291,404	(1,188,928)	7,553,300	158,190	—
Money Market Fund	2,317,511	443,000	11,174	7,737	(448,359)	2,331,063	27,033	—

Total	$23,993,824	$4,954,471	$257,453	$2,121,279	$(4,463,094)	$26,863,933	$511,910	$228,912

2015 Retirement Fund
Bond Fund	$39,231,397	$5,222,631	$177,779	$1,766,879	$(5,249,448)	$41,149,238	$1,023,229	$—
Equity Index Fund	38,020,450	2,983,376	4,345,174	5,079,931	(11,215,317)	39,213,614	584,205	648,465
International Fund	5,047,115	1,022,017	61,504	873,800	(914,714)	6,089,722	134,917	—
Mid-Cap Equity Index Fund	12,980,568	1,703,237	330,265	1,824,069	(1,963,542)	14,874,597	167,407	916,473
Mid-Term Bond Fund	34,870,510	2,661,318	(106,003)	1,401,417	(4,573,570)	34,253,672	725,818	—
Money Market Fund	5,925,624	5,816,034	39,572	(675)	(1,511,803)	10,268,752	120,944	—
Small Cap Growth Fund	1,193,714	187,491	(788)	197,578	(182,943)	1,395,052	1,210	108,860
Small Cap Value Fund	1,189,654	158,389	(21,430)	160,027	(182,942)	1,303,698	10,234	70,734

Total	$138,459,032	$19,754,493	$4,826,073	$11,303,026	$(25,794,279)	$148,548,345	$2,767,964	$1,744,532

2020 Retirement Fund
Bond Fund	$138,844,588	$17,009,342	$26,530	$6,970,340	$(9,505,372)	$153,345,428	$3,769,196	$—
Equity Index Fund	161,411,500	15,815,762	13,845,569	27,967,134	(32,263,661)	186,776,304	2,756,712	3,059,939
International Fund	32,679,965	5,980,417	393,624	5,749,042	(2,853,941)	41,949,107	916,942	—
Mid-Cap Equity Index Fund	52,984,517	8,663,261	928,324	7,982,787	(3,567,427)	66,991,462	746,606	4,087,310
Mid-Term Bond Fund	109,028,894	14,942,181	(63,526)	4,246,598	(7,848,338)	120,305,809	2,517,623	—
Money Market Fund	—	15,368,187	2,641	(20,906)	(1,208,555)	14,141,367	163,142	—
Small Cap Growth Fund	10,135,635	1,770,434	104,780	1,579,268	(713,485)	12,876,632	11,045	993,522
Small Cap Value Fund	10,106,598	1,507,229	51,430	1,131,613	(713,485)	12,083,385	93,703	647,658

Total	$515,191,697	$81,056,813	$15,289,372	$55,605,876	$(58,674,264)	$608,469,494	$10,974,969	$8,788,429

2025 Retirement Fund
Bond Fund	$171,714,563	$38,688,530	$255,359	$8,510,560	$(4,959,160)	$214,209,852	$5,003,511	$—
Equity Index Fund	245,923,223	42,451,144	12,551,780	54,211,381	(25,874,484)	329,263,044	4,672,459	5,186,408
International Fund	59,628,675	14,814,292	483,244	10,995,350	(1,983,664)	83,937,897	1,740,284	—
Mid-Cap Equity Index Fund	88,372,118	21,621,912	1,214,177	13,887,246	(4,380,397)	120,715,056	1,287,061	7,046,041
Mid-Term Bond Fund	92,132,487	35,492,064	(97,766)	3,729,721	(3,326,880)	127,929,626	2,514,255	—
Small Cap Growth Fund	26,810,524	6,350,651	73,777	4,446,223	(656,028)	37,025,147	30,670	2,758,928
Small Cap Value Fund	25,261,912	5,516,237	100,101	2,915,119	(656,028)	33,137,341	247,124	1,708,060

Total	$709,843,502	$164,934,830	$14,580,672	$98,695,600	$(41,836,641)	$946,217,963	$15,495,364	$16,699,437

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2018	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2019	Dividends	Realized Gain, Distributions
2030 Retirement Fund
Bond Fund	$134,127,220	$35,124,726	$44,621	$6,816,978	$(2,470,460)	$173,643,085	$4,017,253	$—
Equity Index Fund	228,698,115	44,322,466	10,018,857	53,032,648	(19,607,855)	316,464,231	4,446,259	4,935,316
International Fund	64,926,507	15,544,203	828,050	11,547,741	(3,311,947)	89,534,554	1,838,401	—
Mid-Cap Equity Index Fund	106,523,484	27,367,753	1,093,163	17,173,558	(3,793,369)	148,364,589	1,572,532	8,608,855
Mid-Term Bond Fund	25,579,948	20,883,025	(2,317)	1,101,133	(786,420)	46,775,369	903,101	—
Small Cap Growth Fund	29,296,116	7,567,306	85,512	4,897,650	(481,421)	41,365,163	33,937	3,052,806
Small Cap Value Fund	27,962,582	6,672,548	108,716	3,252,912	(481,422)	37,515,336	277,052	1,914,925

Total	$617,113,972	$157,482,027	$12,176,602	$97,822,620	$(30,932,894)	$853,662,327	$13,088,535	$18,511,902

2035 Retirement Fund
Bond Fund	$89,342,727	$31,684,382	$41,452	$4,628,585	$(1,523,500)	$124,173,646	$2,884,200	$—
Equity Index Fund	200,390,982	37,648,999	7,164,911	48,298,296	(13,559,085)	279,944,103	3,966,871	4,403,215
International Fund	60,289,779	15,507,435	198,626	11,566,268	(1,023,634)	86,538,474	1,795,853	—
Mid-Cap Equity Index Fund	102,221,496	26,046,118	521,141	17,007,694	(1,917,574)	143,878,875	1,536,884	8,413,699
Small Cap Growth Fund	29,156,744	7,348,629	327,939	4,630,184	(1,893,939)	39,569,557	32,595	2,932,082
Small Cap Value Fund	28,047,202	6,596,843	73,617	3,293,557	(393,939)	37,617,280	279,695	1,933,196

Total	$509,448,930	$124,832,406	$8,327,686	$89,424,584	$(20,311,671)	$711,721,935	$10,496,098	$17,682,192

2040 Retirement Fund
Bond Fund	$56,195,340	$15,813,949	$20,241	$2,898,210	$(728,558)	$74,199,182	$1,720,839	$—
Equity Index Fund	160,745,248	33,912,272	3,685,509	41,433,193	(6,741,981)	233,034,241	3,280,372	3,641,208
International Fund	56,365,772	16,042,424	210,380	10,921,845	(777,128)	82,763,293	1,709,773	—
Mid-Cap Equity Index Fund	82,489,656	23,509,529	311,573	13,913,401	(992,417)	119,231,742	1,261,147	6,904,174
Small Cap Equity Index Fund	—	2,097,555	(524)	124,649	(21,006)	2,200,674	26,743	17,418
Small Cap Growth Fund	28,459,719	6,959,157	262,833	4,542,020	(1,797,981)	38,425,748	31,765	2,857,397
Small Cap Value Fund	28,405,629	6,271,791	104,664	3,273,839	(797,981)	37,257,942	278,292	1,923,503

Total	$412,661,364	$104,606,677	$4,594,676	$77,107,157	$(11,857,052)	$587,112,822	$8,308,931	$15,343,700

2045 Retirement Fund
Bond Fund	$50,385,633	$13,014,209	$46,437	$2,564,793	$(633,073)	$65,377,999	$1,524,533	$—
Equity Index Fund	166,317,843	29,659,814	5,012,255	41,029,300	(9,184,522)	232,834,690	3,298,267	3,661,063
International Fund	60,354,007	17,278,687	112,320	11,853,444	(836,750)	88,761,708	1,836,396	—
Mid-Cap Equity Index Fund	93,187,217	22,760,327	308,790	15,681,698	(1,022,657)	130,915,375	1,397,206	7,649,031
Small Cap Equity Index Fund	—	2,039,895	(439)	120,577	(28,791)	2,131,242	26,140	17,025
Small Cap Growth Fund	34,445,818	7,753,754	187,541	5,634,975	(1,332,002)	46,690,086	38,731	3,484,068
Small Cap Value Fund	33,424,440	6,832,564	45,461	3,952,123	(332,001)	43,922,587	328,825	2,272,782

Total	$438,114,958	$99,339,250	$5,712,365	$80,836,910	$(13,369,796)	$610,633,687	$8,450,098	$17,083,969

2050 Retirement Fund
Bond Fund	$26,895,175	$9,385,526	$(733)	$1,400,468	$(407,488)	$37,272,948	$849,403	$—
Equity Index Fund	101,884,607	27,513,472	914,734	28,215,794	(3,213,639)	155,314,968	2,163,529	2,401,509
International Fund	45,368,733	15,248,032	23	9,060,030	(680,908)	68,995,910	1,403,608	—
Mid-Cap Equity Index Fund	60,834,727	21,111,113	(5,515)	10,530,901	(792,041)	91,679,185	959,358	5,252,025
Small Cap Equity Index Fund	—	2,834,725	(282)	151,333	(28,220)	2,957,556	36,065	23,490
Small Cap Growth Fund	25,764,072	7,314,948	(26,807)	4,399,704	(1,541,069)	35,910,848	29,540	2,657,246
Small Cap Value Fund	24,543,579	6,578,840	(166,616)	3,086,578	(791,069)	33,251,312	246,553	1,704,124

Total	$285,290,893	$89,986,656	$714,804	$56,844,808	$(7,454,434)	$425,382,727	$5,688,056	$12,038,394

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2018	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2019	Dividends	Realized Gain, Distributions

2055 Retirement Fund
Bond Fund	$6,743,960	$5,009,066	$1,016	$363,979	$(42,027)	$12,075,994	$253,832	$—
Equity Index Fund	23,382,110	18,486,758	27,824	7,731,182	(151,191)	49,476,683	630,786	700,171
International Fund	11,782,573	10,750,596	10,500	2,775,100	(90,485)	25,228,284	463,467	—
Mid-Cap Equity Index Fund	15,142,836	13,572,167	(4,199)	2,842,314	(102,733)	31,450,385	300,912	1,647,351
Small Cap Equity Index Fund	—	920,355	48	37,308	(6,431)	951,280	11,321	7,373
Small Cap Growth Fund	6,618,049	4,996,430	18,686	1,193,113	(162,050)	12,664,228	9,651	868,177
Small Cap Value Fund	6,626,777	4,783,517	(6,667)	865,622	(37,050)	12,232,199	84,041	580,875

Total	$70,296,305	$58,518,889	$47,208	$15,808,618	$(591,967)	$144,079,053	$1,754,010	$3,803,947

2060 Retirement Fund
Bond Fund	$309,880	$1,637,378	$410	$22,122	$(8,477)	$1,961,313	$31,743	$—
Equity Index Fund	1,216,545	7,429,108	1,474	895,080	(38,748)	9,503,459	92,810	103,019
International Fund	823,359	4,673,117	(985)	427,081	(24,219)	5,898,353	85,587	—
Mid-Cap Equity Index Fund	906,374	5,598,365	(2,887)	290,000	(27,852)	6,764,000	49,842	272,862
Small Cap Equity Index Fund	—	486,868	(9)	18,274	(2,419)	502,714	5,988	3,900
Small Cap Growth Fund	392,428	2,080,639	(1,258)	120,692	(9,690)	2,582,811	1,527	137,328
Small Cap Value Fund	396,802	2,040,021	(12,085)	106,091	(134,690)	2,396,139	12,416	85,819

Total	$4,045,388	$23,945,496	$(15,340)	$1,879,340	$(246,095)	$29,608,789	$279,913	$602,928

Conservative Allocation Fund
Bond Fund	$46,783,620	$7,477,013	$95,703	$2,221,826	$(3,790,215)	$52,787,947	$1,267,308	$—
Equity Index Fund	35,543,339	6,329,213	2,095,328	7,570,534	(6,158,512)	45,379,902	705,117	782,676
International Fund	6,608,221	2,747,966	(14,796)	1,301,587	(631,702)	10,011,276	179,683	—
Mid-Cap Equity Index Fund	6,694,219	1,892,855	32,420	1,127,401	(631,703)	9,115,192	96,466	528,104
Mid-Term Bond Fund	54,311,229	8,712,905	(161,561)	2,218,450	(4,421,917)	60,659,106	1,234,918	—

Total	$149,940,628	$27,159,952	$2,047,094	$14,439,798	$(15,634,049)	$177,953,423	$3,483,492	$1,310,780

Moderate Allocation Fund
Bond Fund	$99,578,388	$7,765,125	$377,348	$4,586,581	$(6,282,472)	$106,024,970	$2,592,933	$—
Equity Index Fund	127,083,025	10,947,768	9,635,780	24,081,392	(17,795,461)	153,952,504	2,420,258	2,686,464
International Fund	33,756,494	6,045,544	(31,407)	6,244,367	(2,512,989)	43,502,009	876,668	—
Mid-Cap Equity Index Fund	51,271,559	9,577,785	1,337,562	7,321,562	(3,769,483)	65,738,985	706,532	3,867,939
Mid-Term Bond Fund	59,448,693	5,801,765	109,080	2,159,306	(3,769,483)	63,749,361	1,298,449	—

Total	$371,138,159	$40,137,987	$11,428,363	$44,393,208	$(34,129,888)	$432,967,829	$7,894,840	$6,554,403

Aggressive Allocation Fund
Bond Fund	$60,094,565	$3,004,691	$147,843	$2,829,190	$(3,837,019)	$62,239,270	$1,555,145	$—
Equity Index Fund	95,958,921	6,369,863	8,577,528	16,700,960	(14,714,783)	112,892,489	1,816,682	2,016,499
International Fund	38,220,984	5,673,303	(21,941)	7,012,842	(2,877,764)	48,007,424	986,143	—
Mid-Cap Equity Index Fund	51,635,080	8,028,900	1,527,818	7,157,832	(3,837,019)	64,512,611	707,289	3,872,067
Small Cap Growth Fund	12,637,489	2,579,298	191,828	1,937,985	(959,255)	16,387,345	13,379	1,203,533
Small Cap Value Fund	12,830,158	2,676,222	390,322	1,145,709	(959,255)	16,083,156	115,501	798,334

Total	$271,377,197	$28,332,277	$10,813,398	$36,784,518	$(27,185,095)	$320,122,295	$5,194,139	$7,890,433

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2019, shares authorized were allocated into the 27 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	425,000,000
Small Cap Growth Fund	570,000,000
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	850,000,000
International Fund	975,000,000
Composite Fund	150,000,000
Retirement Income Fund	220,000,000
2010 Retirement Fund	50,000,000
2015 Retirement Fund	200,000,000
2020 Retirement Fund	665,000,000
2025 Retirement Fund	925,000,000
2030 Retirement Fund	815,000,000
2035 Retirement Fund	745,000,000
2040 Retirement Fund	585,000,000
2045 Retirement Fund	525,000,000
2050 Retirement Fund	370,000,000
2055 Retirement Fund	200,000,000
2060 Retirement Fund	100,000,000
Conservative Allocation Fund	165,000,000
Moderate Allocation Fund	320,000,000
Aggressive Allocation Fund	215,000,000
Money Market Fund	425,000,000
Mid-Term Bond Fund	790,000,000
Bond Fund	1,425,000,000

Sub-Total	13,110,000,000
Shares to be allocated at the discretion of the Board of Directors	1,640,000,000

Total	14,750,000,000

See Note 7, “Subsequent Events,” for information regarding changes to the allocation of authorized shares that took place on February 27, 2020.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 19, 2019 and September 20, 2019, required distributions of net investment income and, as applicable, net realized gains relating to 2018 were declared and paid for all applicable funds in accordance with Internal Revenue Code Section 855(a). No such distributions were required for the Small Cap Equity Index Fund.

On December 26, 2019, required dividend distribution from net investment income and net realized gains were declared and paid for the Small Cap Equity Index Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2019 investment company taxable income and capital gains in 2020 in accordance with Internal Revenue Code Section 855(a).

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2019 and 2018 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2019 and 2018 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)
2019	$50,705,532	$3,705,059	$4,007,612	$520,427	$506,895
2018	$50,954,024	$6,759,221	$7,840,591	$3,494,643	$136,423
Long-Term Capital Gains
2019	$56,282,908	$19,722,504	$27,699,815	$46,815,220	$75,260
2018	$56,058,789	$13,677,187	$35,888,408	$36,222,538	$0
Return of Capital
2019	$0	$0	$0	$0	$0
2018	$0	$0	$0	$0	$965

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund
Ordinary Income (a)
2019	$1,240,677	$22,769,062	$14,819,838	$4,065,765	$1,908,444
2018	$2,211,470	$23,927,995	$12,148,302	$7,731,743	$1,751,326
Long-Term Capital Gains
2019	$2,284,051	$95,862,824	$0	$8,160,124	$1,926,004
2018	$6,713,062	$85,503,007	$0	$10,415,744	$1,339,242

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary Income (a)
2019	$476,056	$2,895,917	$10,744,694	$14,104,082	$11,887,199
2018	$490,991	$2,885,898	$9,311,834	$11,340,011	$9,023,183
Long-Term Capital Gains
2019	$749,599	$6,509,459	$24,235,517	$30,493,288	$26,168,201
2018	$1,055,110	$6,098,811	$14,464,758	$23,373,515	$19,726,249

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary Income (a)
2019	$9,486,781	$7,589,088	$8,048,993	$5,028,164	$1,071,155
2018	$7,120,325	$5,677,938	$6,218,541	$3,442,823	$366,872
Long-Term Capital Gains
2019	$22,587,202	$16,864,407	$20,921,544	$10,871,928	$2,282,916
2018	$16,266,812	$12,891,559	$15,787,067	$6,634,382	$542,019

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Ordinary Income (a)
2019	$13,446	$3,384,999	$8,202,249	$5,732,958	$2,221,214
2018	$0	$3,300,748	$7,438,128	$5,093,663	$462,689
Long-Term Capital Gains
2019	$23,470	$3,898,222	$16,736,788	$17,284,510	$0
2018	$0	$6,677,611	$20,403,614	$16,696,924	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2019	$13,773,991	$37,592,921
2018	$12,347,782	$34,954,410
Long-Term Capital Gains
2019	$0	$0
2018	$77,266	$0

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2019, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Accumulated undistributed net investment income	$67,396,683	$4,168,900	$7,443,054	$2,551,162	$264,791
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$60,066,142	$22,517,526	$14,136,435	$32,631,315	$450,672
Net unrealized appreciation (depreciation) of investments and futures contracts	$1,566,634,573	$95,460,773	$67,269,966	$93,552,144	$(238,158)

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Accumulated undistributed net investment income	$1,502,937	$23,192,585	$19,727,970	$3,991,950	$2,107,758
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$2,805,798	$72,203,216	$2,633,305	$4,069,405	$1,632,625
Net unrealized appreciation (depreciation) of investments and futures contracts	$23,883,341	$329,859,127	$69,786,556	$32,760,695	$6,399,712

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Accumulated undistributed net investment income	$504,828	$2,654,145	$10,724,031	$15,205,333	$12,928,252
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$516,498	$6,575,741	$24,084,781	$31,014,350	$30,221,540
Net unrealized appreciation (depreciation) of investments and futures contracts	$1,613,599	$11,945,346	$58,403,855	$103,045,957	$102,425,016

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Accumulated undistributed net investment income	$10,407,520	$8,239,164	$8,396,476	$5,645,620	$1,705,810
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$25,592,621	$19,592,632	$22,437,938	$12,789,402	$3,785,287
Net unrealized appreciation (depreciation) of investments and futures contracts	$95,482,978	$83,375,811	$93,751,983	$41,534,740	$6,912,694

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Accumulated undistributed net investment income	$287,721	$3,421,949	$7,941,711	$5,258,488	$3,915,854
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$590,200	$3,480,712	$17,370,144	$18,192,220	$0
Net unrealized appreciation (depreciation) of investments and futures contracts	$1,506,296	$11,586,260	$63,094,019	$58,215,918	$0

	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$14,222,637	$41,193,838
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(801,962)	$(2,482,246)
Net unrealized appreciation (depreciation) of investments and futures contracts	$11,995,870	$46,358,160

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, which amends guidance on the amortization period of premiums on certain purchased callable debt securities. Specifically, the amendments shorten the amortization period of premiums on certain purchased callable debt securities to the earliest call date. The amendments affect all entities that hold investments in callable debt securities that have an amortized cost basis in excess of the amount that is repayable by the issuer at the earliest call date (that is, at a premium).

For public business entities, the amendments in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Management has evaluated ASU 2017-08 and determined that there is no material impact on the financial statements.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has decided not to early adopt and continues to evaluate the provisions of the ASU and does not expect a material impact to financial statement disclosures.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

7.	SUBSEQUENT EVENTS

On February 27, 2020, the Board of Directors of the Investment Company increased the number of authorized shares from 14.75 billion to 18.75 billion. Also on that date, the Board of Directors changed the number of authorized shares of the following Funds. As a result of these actions, there remained 3,640,000,000 unallocated shares on that date.

Fund	Previous Allocation	Allocation Increase	Total Shares Allocated
Small Cap Value Fund	425,000,000	50,000,000	475,000,000
Mid-Cap Equity Index Fund	850,000,000	200,000,000	1,050,000,000
International Fund	975,000,000	300,000,000	1,275,000,000
Retirement Income Fund	220,000,000	50,000,000	270,000,000
2025 Retirement Fund	925,000,000	100,000,000	1,025,000,000
2030 Retirement Fund	815,000,000	100,000,000	915,000,000
2035 Retirement Fund	745,000,000	100,000,000	845,000,000
2040 Retirement Fund	585,000,000	100,000,000	685,000,000
2045 Retirement Fund	525,000,000	150,000,000	675,000,000
2050 Retirement Fund	370,000,000	100,000,000	470,000,000
2055 Retirement Fund	200,000,000	150,000,000	350,000,000
2060 Retirement Fund	100,000,000	100,000,000	200,000,000
2065 Retirement Fund*	—	100,000,000	100,000,000
Conservative Allocation Fund	165,000,000	50,000,000	215,000,000
Moderate Allocation Fund	320,000,000	50,000,000	370,000,000
Aggressive Allocation Fund	215,000,000	50,000,000	265,000,000
Mid-Term Bond Fund	790,000,000	50,000,000	840,000,000
Bond Fund	1,425,000,000	100,000,000	1,525,000,000
Catholic Values Index Fund*	—	100,000,000	100,000,000

*	Fund to commence operations on, or after, July 1, 2020.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors

Mutual of America Investment Corporation:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising Mutual of America Investment Corporation (the Funds), including the portfolios of investments in securities, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements), and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America investment companies since 2002.

New York, New York

February 28, 2020

Appendix

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

2055 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Statement of operations for the year ended December 31, 2019

Statements of changes in net assets for each of the years in the two-year period ended December 31, 2019

Small Cap Equity Index Fund

Statement of operations for the year ended December 31, 2019

Statements of changes in net assets for the year ended December 31, 2019 and for the period from July 2, 2018 (commencement of operations) through December 31, 2018

2060 Retirement Fund

Statement of operations for the year ended December 31, 2019

Statements of changes in net assets for the year ended December 31, 2019 and for the period from July 2, 2018 (commencement of operations) through December 31, 2018

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of two other investment companies advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 72	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Stanley E. Grayson, age 69	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

LaSalle D. Leffall, III, age 56	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

John W. Sibal, age 67	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 56	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Etsy, Inc.; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Director, National Grid USA; Director, Organization for International Investment; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Patrick J. Waide, Jr., age 82	Since December 2003	Certified Public Accountant	Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

William E. Whiston, age 65	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 70	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015 and of Mutual of America Variable Insurance Portfolios, Inc. since April 2019	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 58	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Diana H. Glynn, Senior Vice President and Internal Auditor, age 55	Since April 2017	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company since April 2017; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.; prior thereto Vice President, Internal Auditor, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 59	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 63	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 54	Since April 2013	Executive Vice President, Deputy General Counsel, and Interim Corporate Secretary Mutual of America Life Insurance Company, since September 2019; prior thereto Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013 and Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Variable Insurance Portfolios, Inc. since November 2019	None

Michelle A. Rozich, Senior Vice President and Internal Auditor, age 46	Since March 2018	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company as of March 2018; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc., and Mutual of America Variable Insurance Portfolios, Inc.; formerly Audit Senior Manager, KPMG LLP	None

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2019. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or, starting in 2019, on Form N-PORT and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q, N-PORT and N-CSR are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The following are the percentages of the ordinary dividends distributed in 2019 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary dividend qualifying percentage	97.37%	100.00%	100.00%	100.00%	36.18%

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	International Fund	Composite Income Fund	Retirement Fund
Ordinary dividend qualifying percentage	73.04%	100.00%	0.00%	58.22%	20.80%

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary dividend qualifying percentage	22.30%	28.61%	32.76%	39.33%	45.92%

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary dividend qualifying percentage	51.91%	53.69%	55.24%	55.19%	53.48%

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	46.91%	20.01%	33.30%	43.74%

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Important tax information — Unaudited: The following amounts of 2019 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$56,282,908	$19,722,504	$27,699,815	$46,815,220	$75,260

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	International Fund	Composite Fund	Retirement Income Fund
Dividends qualifying for reduced long-term capital gains tax rate	$95,862,824	$2,284,051	$0	$8,160,124	$1,926,004

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$749,599	$6,509,459	$24,235,517	$30,493,288	$26,168,201

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$22,587,202	$16,864,407	$20,921,544	$10,871,928	$2,282,916

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Dividends qualifying for reduced long-term capital gains tax rate	$23,470	$3,898,222	$16,736,788	$17,284,510	$0

	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation (the “Corporation”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)

(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and has been U.S. Chief Financial Officer at National Grid since 2014. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sunstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Aggregate Audit Fees:

2019: $792,800

2018: $588,230

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 6, 2020

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 6, 2020